UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600

(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30/23

Date of reporting period: 09/30/23

Item 1. Reports to Shareholders.

(a) Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

OAKMARK FUNDS

ANNUAL REPORT | SEPTEMBER 30, 2023

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2023 Annual Report

TABLE OF CONTENTS

President's Letter	1
Expense Example	3
U.S. Equity Market Commentary	4
Oakmark Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	9
Oakmark Select Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	14
Oakmark Global Fund
Summary Information	16
Portfolio Manager Commentary	17
Schedule of Investments	19
Oakmark Global Select Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
International Equity Market Commentary	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	31
Oakmark International Small Cap Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	37
Fixed Income Market Commentary	40
Oakmark Equity and Income Fund
Summary Information	42
Portfolio Manager Commentary	43
Schedule of Investments	46
Oakmark Bond Fund
Summary Information	54
Portfolio Manager Commentary	55
Schedule of Investments	56
Financial Statements
Statements of Assets and Liabilities	61
Statements of Operations	64
Statements of Changes in Net Assets	67
Notes to Financial Statements	83
Financial Highlights	92
Report of Independent Registered Public Accounting Firm	100
Liquidity Risk Management Program Disclosure	102
Federal Tax Information	103
Disclosures and Endnotes	103
Trustees and Officers	106

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Oakmark Funds  September 30, 2023

President's Letter

Rana J. Wright
President of Oakmark Funds

Dear Oakmark Funds' Shareholders,

Warm greetings to you from Chicago. We are pleased to report that all eight of the Oakmark Funds (the "Funds") delivered strong absolute performance and outperformed their respective style and broad market benchmarks for the fiscal year ended September 30, 2023. And while history demonstrates that markets and performance can be volatile over the short term, our shareholders' patience has been rewarded this fiscal year.

At Oakmark, we are long-term investors with a time horizon for our investments of three to five years. We know it can be frustrating to wait for the market to come around to our intrinsic value estimate of a company and we expect that wait can include periods of underperformance. In fact, many of the holdings that were large detractors from performance last year emerged this year as large contributors. We took advantage of the heightened market volatility over the past several years and when companies traded off due to short-term market concerns or style headwinds, we added them to the Funds' portfolios. We were rewarded for many of those investments this year. As we look forward, traditional value companies, both U.S. and international, seem particularly attractive to us at their current valuations. We continue to find interesting opportunities in undervalued areas of the market and we are confident in how the Funds are currently positioned. Even so, we remain vigilant as we look to the future while the companies in which we invest continue to come around to our intrinsic value estimates.

A Long-Term Approach to Talent Management

At Oakmark, we believe the true value of what we do is found in our people. The strength and depth of our investment teams are a hallmark of the Oakmark name. Just like we take a long-term view with our investments, we also take a long-term and deliberate approach to preparing for changes in our investment teams. I'd like to highlight a few milestones for our teams and remind you of two investment team transitions for the Funds this year.

Portfolio Manager Clyde McGregor informed us that he will retire at the end of 2023. We celebrate Clyde's 40+ years of service to our firm and its clients. His positive impact has been enormous, and he has set a very high bar for others to follow. During his career, Clyde was instrumental in growing the Oakmark Funds from inception to more than $50 billion in assets today. Since the inception of the Oakmark Equity and Income Fund in 1995, the Fund has delivered 9.31% of annualized performance, outperforming the Lipper Balanced Fund Index1 return by 273 bps. Since the inception of the Oakmark Global Fund in 1999, the Fund has delivered annualized performance of 9.06%, outperforming the MSCI World benchmark by 360 bps. Clyde has been an integral leader on the investment teams, helping to cultivate and develop many investment analysts who have emerged as the next generation of leaders. In addition to his investment acumen, he's set an example of always putting clients first. We will miss him dearly and wish him some well-deserved relaxation during retirement.

In August 2022, we announced that Clyde would transition his portfolio management responsibilities in anticipation of his eventual retirement. As of December 31, 2023, Clyde's portfolio management responsibilities will cease for the Oakmark Global and Oakmark Equity and Income Funds and he will retire from Harris Associates. Successful investment team transitions are critical for our shareholders and Clyde leaves the Funds in the capable hands of his

1  The Lipper Balanced Fund Index measures the equal weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 1

Oakmark Funds  September 30, 2023

President's Letter (continued)

co-portfolio managers. We have the upmost confidence in the abilities of David Herro, Tony Coniaris, Jason Long, Colin Hudson and John Sitarz for the Oakmark Global Fund and Colin Hudson, Adam Abbas, Michael Nicolas and Alex Fitch for the Oakmark Equity and Income Fund to continue to deliver excellent investment results for shareholders.

In August 2023, we announced the appointment of Eric Liu as co-portfolio manager of the Oakmark International Fund, alongside David Herro and Mike Manelli. Eric joined Harris Associates in 2009 and has served as a co-portfolio manager for the Oakmark Global Select Fund since 2016. His competitive drive and investment prowess have brought meaningful contributions to the success of the Funds over time, and we are delighted to have his specific talents on the Oakmark International Fund.

In addition to the investment team changes, I would like to recognize four of our portfolio managers who reached important work milestones this year.

•  Bill Nygren celebrates his 40th year at the firm. Bill serves as a co-portfolio manager on the Oakmark, Oakmark Select and Oakmark Global Select Funds.

•  Mike Nicolas celebrates his 10th year at the firm. Mike serves as a co-portfolio manager on the Oakmark and Oakmark Equity and Income Funds.

•  John Sitarz celebrates his 10th year at the firm. John serves as a co-portfolio manager on the Oakmark Global and Oakmark Global Select Funds.

•  Adam Abbas celebrates his 5th year at the firm. Adam serves as a co-portfolio manager on the Oakmark Bond and Oakmark Equity and Income Funds.

Across the Funds, the portfolio managers have an average of 24 years of investment experience with an average of 18 years at Harris Associates. We consider this a competitive advantage.

Oakmark Bond Fund Anniversary

This year commemorates the three-year anniversary of the Oakmark Bond Fund, our first solely dedicated fixed income product. We are pleased to announce that the Fund received its first Morningstar rating, and it was awarded the coveted 5 stars. The 5-star rating is reserved for funds per-

forming in the top 10% of their category. Congratulations on this great accomplishment to co-portfolio managers Adam Abbas and Colin Hudson, along with our entire fixed income team.

Personal Investment in the Funds

Each year, we share our level of personal investments in the Funds as a further demonstration of our belief in what we do at Harris Associates. For every holding in our portfolios, we look for management teams that think and act like owners of the business and treat their shareholders like partners. We stand beside you as fellow shareholders and have done so for years. In fact, with Clyde's retirement, we were reminded of an email he sent to his fellow portfolio managers and analysts back in 2005. In the email, Clyde contrasted his experience at our firm with David Swensen's assertion from his book, "Unconventional Success: A Fundamental Approach to Personal Investment2," that the mutual fund industry was a colossal failure. As part of his argument, Swensen noted that mutual fund managers rarely own a significant stake in the funds that they manage. Clyde stated that this was not the case at Oakmark and how proud he was to work at our firm. At the end of that year, as of December 31, 2005, employees owned in excess of $200 million of Oakmark Funds. Eighteen years later, we are proud to report that as of September 30, 2023, the value of Oakmark Funds owned by Harris Associates' employees, our families, the Funds' officers and our trustees was more than $877 million. This level of investment exemplifies our personal conviction in Harris Associates' investment philosophy and our commitment to managing your Funds with integrity.

As we approach 2024, our focus remains on the consistent application of our value investment philosophy with the goal of achieving positive rates of return for our shareholders. We are excited about the opportunities we see in the market and believe our Funds remain attractive investments for the future. We are thankful for the trust you have placed with us as shareholders of the Oakmark Funds and look forward to continuing to add value for you over the long term.

2  Swensen, David F. (2005). Unconventional Success: A Fundamental Approach to Personal Investment. Washington DC: Free Press.

See accompanying Disclosures and Endnotes on page 103.

2 OAKMARK FUNDS

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from April 1, 2023 to September 30, 2023, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2023, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (04/01/23)	Ending Account Value (09/30/23)	Expenses Paid During Period*	Ending Account Value (09/30/23)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,072.20	$4.68	$1,020.56	$4.56	0.90%
Advisor Class	$1,000.00	$1,073.40	$3.64	$1,021.56	$3.55	0.70%
Institutional Class	$1,000.00	$1,073.50	$3.53	$1,021.66	$3.45	0.68%
R6 Class	$1,000.00	$1,073.80	$3.28	$1,021.91	$3.19	0.63%
Oakmark Select Fund
Investor Class	$1,000.00	$1,125.00	$5.27	$1,020.10	$5.01	0.99%
Advisor Class	$1,000.00	$1,125.60	$4.69	$1,020.66	$4.46	0.88%
Institutional Class	$1,000.00	$1,126.20	$4.10	$1,021.21	$3.90	0.77%
R6 Class	$1,000.00	$1,126.20	$3.89	$1,021.41	$3.70	0.73%
Oakmark Global Fund
Investor Class	$1,000.00	$986.10	$5.63	$1,019.40	$5.72	1.13%
Advisor Class	$1,000.00	$987.00	$4.68	$1,020.36	$4.76	0.94%
Institutional Class	$1,000.00	$987.40	$4.48	$1,020.56	$4.56	0.90%
R6 Class	$1,000.00	$987.00	$4.33	$1,020.71	$4.41	0.87%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,036.50	$5.77	$1,019.40	$5.72	1.13%
Advisor Class	$1,000.00	$1,037.10	$4.90	$1,020.26	$4.86	0.96%
Institutional Class	$1,000.00	$1,037.10	$4.60	$1,020.56	$4.56	0.90%
R6 Class	$1,000.00	$1,038.10	$4.29	$1,020.86	$4.26	0.84%
Oakmark International Fund
Investor Class	$1,000.00	$959.60	$5.16	$1,019.80	$5.32	1.05%
Advisor Class	$1,000.00	$960.20	$4.32	$1,020.66	$4.46	0.88%
Institutional Class	$1,000.00	$960.60	$3.98	$1,021.01	$4.10	0.81%
R6 Class	$1,000.00	$961.00	$3.69	$1,021.31	$3.80	0.75%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,006.20	$6.74	$1,018.35	$6.78	1.34%
Advisor Class	$1,000.00	$1,006.80	$5.99	$1,019.10	$6.02	1.19%
Institutional Class	$1,000.00	$1,006.80	$5.53	$1,019.55	$5.57	1.10%
R6 Class	$1,000.00	$1,006.80	$5.38	$1,019.70	$5.42	1.07%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,033.60	$4.38	$1,020.76	$4.36	0.86%
Advisor Class	$1,000.00	$1,034.90	$3.16	$1,021.96	$3.14	0.62%
Institutional Class	$1,000.00	$1,035.20	$3.01	$1,022.11	$2.99	0.59%
R6 Class	$1,000.00	$1,035.20	$2.86	$1,022.26	$2.84	0.56%
Oakmark Bond Fund
Investor Class	$1,000.00	$979.90	$3.67	$1,021.36	$3.75	0.74%
Advisor Class	$1,000.00	$982.00	$2.68	$1,022.36	$2.74	0.54%
Institutional Class	$1,000.00	$980.90	$2.58	$1,022.46	$2.64	0.52%
R6 Class	$1,000.00	$980.30	$2.18	$1,022.86	$2.23	0.44%

*  The Annualized Expense Ratio is calculated using each class's actual net expenses incurred during the preceding six-month period divided by the average net assets of that class during the period.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 3

  September 30, 2023

U.S. Equity Market Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"There is no such thing as growth stocks or value stocks as Wall Street generally portrays them, as contrasting asset classes. Growth is part of the value equation."

-Warren Buffett

In the decade ending in 2021, the Russell Growth 1000 Index doubled the performance of the Russell 1000 Value Index. That partially reversed last year when the Russell Value outperformed the Russell Growth by 22 percentage points. As a result, value investors thought we might have the wind at our backs for a while. But just as quickly, Russell Growth climbed back in 2023, outperforming the Russell Value Index by 24 percentage points, erasing Value's 2022 gains. This unusually large divergence has made growth versus value a popular discussion topic despite no agreement on what the terms mean. Let's look into our definition of value, and the opportunity we see today for price-sensitive investors.

Oakmark is Value

Oakmark is known as a leading practitioner of value investing. Each Oakmark fund follows a value investing discipline and usually falls in Morningstar's Large Value category. But we often get asked, "Wait a minute, you say you're a value investor, how can you own XYZ?" And, of course, the question never refers to General Motors or Capital One, holdings trading near book value with single-digit P/E ratios. Instead, it is typically about stocks, like Alphabet, that are trading above the S&P 500 P/E1 ratio. We love the question because it provides us the opportunity to explain what value investing means to us.

History of Value Investing

Benjamin Graham, who co-authored Security Analysis2 in 1934, is generally viewed as the father of value investing. In that book, Graham encouraged avoiding speculation by investing with a margin of safety, meaning paying such a low price that if you were only partially correct you weren't likely to lose money. Graham understood that owning a stock wasn't just a certificate; it was a fractional interest in a business. Further, business value was closely tied to shareholders' equity, or book value, which was a relatively stable number. Stock prices, however, generally correlated more to earnings than book value, so they were more volatile. He believed that investors could purchase depressed shares when earnings were low and then patiently wait for better times when the price would climb back to book value.

Nearly 90 years later, many still think of value investing as buying below book value and waiting for a reversion to the mean. In fact, Investopedia states that, "A price-to-book ratio under 1.0 typically indicates an undervalued stock." Eugene Fama, professor at the University of Chicago, and Kenneth French, professor at Dartmouth College, showed that, on average, low price-to-book stocks performed well from 1963-1990.2 Why did it work so well? The U.S. was primarily an industrial economy, and earnings were tightly tied to physical assets. Earnings rose during good times and fell during bad, but book value acted like an anchor that limited the swings. And just as a boat returns to its anchor when the wind dies down, stock prices usually returned to book value.

Growth investors paid little attention to book value, instead looking for growing earnings. Because companies with above-average earnings growth tended to sell at high price-to-book ratios, growth and value investors lived in separate worlds that rarely overlapped. Investors referred to a "growth versus value" continuum with cheap stocks that didn't grow very much at one end and high-growth businesses that were very expensive at the other. Growth investors owned exciting businesses, but value investors got the last laugh because their boring stocks usually made more money.

The Value of Intangible Assets

In 1988, Warren Buffett shocked his followers by purchasing Coca-Cola. It was an excellent business, the kind that was too expensive for value investors. But Buffett explained that accounting rules prevented Coca-Cola from putting its brand name on its balance sheet and noted that the company's "most valuable asset is on the balance sheet at zero." When he included an estimate of the company's brand value, Buffett could see that he was buying Coca-Cola at less than its true business value.

In the 1990s, Oakmark applied that approach to other intangibles, such as R&D and customer acquisition costs. We adjusted financial statements to reflect the long-term benefit of spending that increased customers or developed new products. That showed us that some cable TV and biotechnology companies were cheap relative to their business value. Over the years, as the U.S. moved from an industrial economy to a knowledge economy, adjusting for intangibles—or, as we say, "income statement investing"—became necessary for more companies. By the early 2000s, value investors were lamenting the failure of low price-to-book investing. At Oakmark, we believed this was a failure of accounting principles, not value investing.

Growth Can Be Cheap or Expensive

The idea that value investing is limited to outdated, competitively disadvantaged companies selling at low P/E ratios couldn't be further from our definition of value. In fact, one of my favorite questions from investors is, "What would you do if 'value' got expensive?" What they are really asking is how we would respond if below-average businesses sold at average prices. Well, then they wouldn't be undervalued. But the better businesses that should be selling at higher P/E ratios would be.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

4 OAKMARK FUNDS

  September 30, 2023

U.S. Equity Market Commentary (continued)

Buying great businesses at average prices is just as much value investing as buying average businesses at great prices.

It is simply inaccurate to position value as the opposite of growth. I like what Buffett said, "Growth is part of the value equation." Investors should pay somewhat more for faster growing businesses, though the premium is often more than we can justify. But when the market underprices growth, buying faster growing businesses is value investing.

So, how does Oakmark differ from growth investors? We are willing to pay premium multiples for faster growing businesses as evidenced by our holdings of companies like Alphabet, Amazon and Salesforce. But the big difference is how far into the future we are willing to project above-average growth. Our analysts model financial statements for the next two years and then apply a growth rate for the next five years, giving us a seven-year forecast. If a stock can't grow into a below-market P/E ratio in that time, we aren't likely to consider owning it. I can almost hear you asking, "What about the 'compounders' that we 'know' will keep growing well beyond seven years?" Yes, some will. But the growth graveyard is full of companies that early in my career were considered "compounders:" Pitney Bowes (mailing machines), Yellow Pages, newspapers, cable networks, landline phones, drug companies (before patent cliffs became so steep), TV and radio stations, mainframe computers, and yes, mutual fund managers, just to name a few. It's a humbling list, and it keeps us from using a dim crystal ball to justify the highest P/E stocks.

The Opportunity Today

This idea that, at the right price, growth can be a value is terribly confusing to those who treat growth as the opposite of value. The opposite of cheap isn't growth; it's expensive. So instead of looking at growth versus value, we look at low P/E versus high P/E. A convenient way is to rank order the S&P 500 by P/E ratio, comparing number 50 to number 450. Currently, the 50th lowest P/E stock sells just over 8 times earnings, and the 50th highest sells at 60. So, the highest priced stocks are about 7 times more expensive than the lowest priced. Over the 30-plus years we have data, the P/E ratio averages about 4, bouncing between 3 and 5. (So, if there are 50 stocks below 10 times earnings, there are 50 over 40.) It was meaningfully higher only one time—when it hit 9 times at the end of the internet and tech bubble in 2000.

When we compare the 50 lowest ranked companies by P/E ratio on the S&P 500 today to the ones that made that list in previous periods, we don't observe any decline in business quality. Therefore, considering both the relatively high price of the higher P/E companies and the solid business quality of the lower P/E companies—we believe that low P/E stocks today present a better hunting ground than they normally do. Last year we bought depressed stocks of high-growth businesses, such as Uber, at a double-digit free cash flow yield; Workday at a low price relative to sales; and Adobe at only a slightly higher than average P/E ratio. This year, after strong outperformance, we sold them and bought much lower P/E stocks. Here's a fun way to think of it: In 2022, we bought a share of Adobe for about three shares of CVS Health. (CVS was just under $100 and Adobe under $300). This year we sold Adobe to buy more than six shares of CVS. (Adobe increased to well over $400 and CVS fell to $70.) We thought Adobe was cheap when we bought it, despite it being a high-growth business, and that CVS was fully priced when we sold it, despite it having a below-average P/E ratio.

As Benjamin Graham said, "The intelligent investor is a realist who sells to optimists and buys from pessimists." The optimists who buy exciting businesses regardless of price have been on quite a run, resulting in today's unusually wide spread of P/E ratios. Just as we recommend that investors rebalance their exposure to stocks and bonds after periods of extreme performance—selling what went up to buy what went down—we think investors should do the same for investment styles. Following strong outperformance, selling some high P/E stocks to buy low P/E stocks might both reduce your risk and increase your expected return. That's why the Oakmark Fund today looks more like a traditional value fund than it has in a long time.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 5

Oakmark Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	-1.31%	27.84%	18.74%	9.83%	11.19%	12.40%	08/05/91
S&P 500 Index[4]	-3.27%	21.62%	10.15%	9.92%	11.91%	9.96%
Dow Jones Industrial Average[5]	-2.10%	19.18%	8.62%	7.14%	10.79%	10.36%
Lipper Large Cap Value Fund Index[6]	-2.14%	17.90%	12.32%	7.20%	9.00%	8.74%
Oakmark Fund (Advisor Class)	-1.25%	28.10%	18.98%	10.01%	N/A	11.45%	11/30/16
Oakmark Fund (Institutional Class)	-1.24%	28.14%	19.01%	10.06%	N/A	11.50%	11/30/16
Oakmark Fund (R6 Class)	-1.23%	28.20%	N/A	N/A	N/A	12.34%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet, Inc., Class A	3.5
ConocoPhillips	2.8
KKR & Co., Inc.	2.8
Intercontinental Exchange, Inc.	2.7
Capital One Financial Corp.	2.7
Wells Fargo & Co.	2.7
American International Group, Inc.	2.4
EOG Resources, Inc.	2.4
Charter Communications, Inc., Class A	2.4
Comcast Corp., Class A	2.4
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	61
Net Assets	$16.9 billion
Weighted Average Market Cap	$158.5 billion
Median Market Cap	$38.8 billion
Expense Ratio - Investor Class*^	0.89%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	38.9
Communication Services	12.9
Consumer Discretionary	9.7
Energy	8.3
Health Care	7.0
Industrials	5.0
Information Technology	4.7
Consumer Staples	4.1
Real Estate	2.1
Materials	2.0
Short-Term Investments and Other	5.3

See accompanying Disclosures and Endnotes on page 103.

6 OAKMARK FUNDS

Oakmark Fund  September 30, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund ("the Fund") returned –1.31% during the third quarter, 15.91% calendar year to date, and 27.84% for the fiscal year. These returns compared to the S&P 500 Total Return Index's –3.27% in the third quarter, 13.07% for the calendar year, and 21.62% for the fiscal year. We are pleased that the Fund has outperformed despite the large headwind to value as demonstrated by the Russell 1000 Growth Index8 beating the Russell 1000 Value Index9 by 2,300 basis points year to date. Amid this backdrop, we are finding cheap stocks on traditional value metrics that we expect to drive attractive risk-adjusted returns over the long term.

Our highest contributing securities for the third quarter were ConocoPhillips and Charter Communications, and our largest detractors were General Motors and Capital One Financial. From a sector perspective, energy and communication services contributed the most to our total return for the quarter, while financials and industrials detracted the most. For the fiscal year period, the Fund's highest contributing securities were Meta Platforms and Oracle, while the biggest detractors were Charles Schwab and Bank of America. Our investments within the communications services and financials sectors contributed most to our performance while no individual sector detracted more than 20 basis points from our total return over this fiscal year period. We continue to own each of the investments referenced above given their discounts to our estimate of business value.

We initiated six new holdings and eliminated three others during the third quarter. Specifically, we sold our positions in Booking Holdings, PACCAR and Workday as each investment approached our estimate of intrinsic value. We believe our recent purchases, described below, are more attractive on a risk-adjusted return basis.

Centene Corporation

Centene is one of the largest health insurers in the U.S. The company specializes in three major government-sponsored programs: Medicaid, Marketplace and Medicare Advantage. Each of these benefits from long-term secular tailwinds. In Medicaid, states are steadily outsourcing their programs to managed care companies, like Centene, as it helps states reduce costs and improve care quality. Indeed, Managed Medicaid penetration has increased from 25% of total Medicaid spend in 2010 to 60% today, and we expect further gains over time. In Marketplace, growth is driven by the trend toward more individuals buying health insurance. Centene holds the #1 market share in both of these programs and is well positioned to capitalize on their continued growth. The stock trades for 10x consensus 2024 EPS10, but this doesn't tell the whole story. Past missteps in Centene's Medicare business will result in that segment losing $0.80 per share next year. We believe Centene can turn Medicare around and generate positive earnings in the next few years. This could increase EPS by more than $1 per share and reduce the P/E ratio to just 8.5x. We think that's good value for a business that generates healthy returns on capital and is capable of growing EPS at a low double-digit rate.

Cisco Systems

Cisco is the leading networking solutions company. Networking equipment becomes more important as businesses modernize their IT infrastructure, and Cisco is well positioned to capture this demand given its broad portfolio and highly effective go-to-market strategy. Cisco is transitioning away from selling mainly transactional hardware and toward selling more software and subscriptions. This shift is expected to accelerate revenue growth, improve operating margins and build recurring revenue. Despite these notable business improvements, Cisco still trades near a trough valuation relative to the S&P 500 Index. More recently, Cisco announced its intention to acquire Splunk, a leader in security and observability, adding to its already strong position in the increasingly important security market. At a low-teens multiple of our estimate of normalized earnings, Cisco is trading comfortably below our estimate of intrinsic value.

Corteva Inc.

Corteva is a leading provider of seed and crop protection chemicals. We believe the seed and crop protection markets have sizeable barriers to entry due to the duration and magnitude of investment required to compete. Both industries require constant innovation: Farmers expect seed yield improvement each year while nature develops immunity to crop protection chemicals over time. As a result, advantages accrue to the largest players with the most R&D resources. Within this context, we believe Corteva is very well positioned. The company has scale, well-recognized brands, a loyal customer base, and a promising R&D pipeline. In addition, we see idiosyncratic opportunities for Corteva to improve its profitability over time, and we believe the current management team is executing well against this opportunity. More recently, the stock has been pressured by near-term headwinds related to inventory destocking and declining crop prices. We see this weakness as an opportunity to invest in a high-quality and defensible business at a discount to both its own historical trading multiple and private market transactions.

CVS Health

CVS is a diversified health care conglomerate with leading positions across multiple aspects of health services. The company owns the #1 pharmacy benefit manager, #1 retail pharmacy, #1 specialty pharmacy, #3 commercial health insurer and #3 Medicare Advantage organization in the U.S. Managed care and pharmacy benefits management have proven to be good businesses over time, characterized by healthy underlying growth and excellent free cash flow generation. CVS has

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 7

Oakmark Fund  September 30, 2023

Portfolio Manager Commentary (continued)

underperformed the S&P 500 by more than 40 percentage points over the past 12 months, impacted by a cloud of company-specific and legislative concerns. While we are not dismissive of these potential risks and headwinds, we believe the market has become overly pessimistic. This created an attractive opportunity to invest in what we view as a durable, competitively advantaged and well-managed enterprise at a high-single-digit multiple of earnings.

Danaher Corporation

Danaher is a global leader in life sciences tools and diagnostics. We are impressed by Danaher's excellent track record of creating shareholder value through smart capital allocation and world-class operational execution. The company's business mix has shifted dramatically in recent years following a series of transformative acquisitions and divestitures. We believe these portfolio improvements leave the company attractively positioned in some of the industry's fastest growing, most profitable niches within life sciences. Near-term headwinds related to the pandemic are overshadowing this attractive long-term outlook, in our view. More specifically, Danaher sells diagnostic tests and critical inputs needed for manufacturing Covid-19 vaccines. As Covid-19 demand has normalized, Danaher experienced sales headwinds and channel destocking, pressuring its stock price. The shares now trade at a discount to both peers and private market transactions, giving us an attractive opportunity to invest in what we view as a high-quality, resilient business at a discounted valuation.

Phillips 66

Phillips 66 is an integrated downstream energy company that operates refineries, pipelines, chemical manufacturing facilities and retail fuel stations. Like most U.S.-based oil refiners, Phillips 66 is currently enjoying abnormally high margins thanks to today's historically tight market for refined products. Given the market's concern that current refining margins are unsustainable, Phillips 66 trades for just 7x this year's EPS. However, unlike other refiners, the majority of Phillips 66's intrinsic value comes from its non-refining business segments, providing a more stable base of cash flow. Even if refining margins eventually return to historical average levels, we believe we are paying a single-digit multiple of normalized earnings for a collection of advantaged midstream and downstream assets. We think this is an attractive price for a solid business where management is returning the vast majority of free cash flow to shareholders.

We take into consideration the tax efficiency of the Fund to help maximize after-tax returns. As a result, we do not anticipate paying a capital gains distribution this year.

We thank you, our fellow shareholders, for your investment in the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 103.

8 OAKMARK FUNDS

Oakmark Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 38.9%
FINANCIAL SERVICES - 24.2%
KKR & Co., Inc.	7,680	$473,088
Intercontinental Exchange, Inc.	4,175	459,355
Capital One Financial Corp.	4,709	457,008
Charles Schwab Corp.	6,883	377,877
Ally Financial, Inc.	13,359	356,421
Fiserv, Inc. (a)	3,150	355,824
American Express Co.	2,158	321,922
State Street Corp.	4,600	308,003
Bank of New York Mellon Corp.	6,741	287,484
Goldman Sachs Group, Inc.	855	276,652
Global Payments, Inc.	2,200	253,858
Moody's Corp.	480	151,721
		4,079,213
BANKS - 9.4%
Wells Fargo & Co.	11,113	454,077
Bank of America Corp.	12,524	342,893
Citigroup, Inc.	6,844	281,502
First Citizens BancShares, Inc., Class A	189	260,839
Truist Financial Corp.	8,360	239,180
		1,578,491
INSURANCE - 5.3%
American International Group, Inc.	6,793	411,643
Willis Towers Watson PLC	1,655	345,829
Reinsurance Group of America, Inc.	922	133,870
		891,342
		6,549,046
COMMUNICATION SERVICES - 12.9%
MEDIA & ENTERTAINMENT - 12.9%
Alphabet, Inc., Class A (a)	4,544	594,602
Charter Communications, Inc., Class A (a)	913	401,392
Comcast Corp., Class A	9,050	401,277
Meta Platforms, Inc., Class A (a)	674	202,462
Liberty Broadband Corp., Class C (a)	2,020	184,466
Warner Bros. Discovery, Inc. (a) (b)	12,587	136,695
Pinterest, Inc., Class A (a)	4,550	122,986
Walt Disney Co. (a)	1,500	121,575
		2,165,455
CONSUMER DISCRETIONARY - 9.7%
AUTOMOBILES & COMPONENTS - 5.1%
General Motors Co.	10,762	354,823
BorgWarner, Inc.	6,000	242,220
Magna International, Inc.	4,300	230,523
Phinia, Inc.	1,228	32,901
		860,467
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 2.8%
Amazon.com, Inc. (a)	2,195	279,028
eBay, Inc.	4,253	187,506
		466,534
	Shares	Value
CONSUMER SERVICES - 0.9%
Hilton Worldwide Holdings, Inc.	1,049	$157,554
CONSUMER DURABLES & APPAREL - 0.9%
PulteGroup, Inc. (b)	1,954	144,694
		1,629,249
ENERGY - 8.3%
ConocoPhillips	3,984	477,247
EOG Resources, Inc.	3,167	401,394
APA Corp.	8,085	332,286
Phillips 66	1,550	186,232
		1,397,159
HEALTH CARE - 7.0%
HEALTH CARE EQUIPMENT & SERVICES - 4.0%
Baxter International, Inc.	4,690	177,000
Centene Corp. (a)	2,475	170,459
CVS Health Corp.	2,344	163,658
HCA Healthcare, Inc.	657	161,608
		672,725
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.0%
IQVIA Holdings, Inc. (a)	1,730	340,378
Danaher Corp.	700	173,670
		514,048
		1,186,773
INDUSTRIALS - 5.1%
CAPITAL GOODS - 4.1%
Masco Corp.	5,074	271,227
Fortune Brands Innovations, Inc.	3,655	227,164
Parker-Hannifin Corp.	310	120,751
Carlisle Cos., Inc.	289	74,975
		694,117
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Equifax, Inc.	890	163,030
		857,147
INFORMATION TECHNOLOGY - 4.7%
SOFTWARE & SERVICES - 2.7%
Salesforce, Inc. (a)	1,420	287,948
Oracle Corp.	1,653	175,054
		463,002
TECHNOLOGY HARDWARE & EQUIPMENT - 2.0%
Cisco Systems, Inc.	3,470	186,547
TE Connectivity Ltd.	1,214	150,020
		336,567
		799,569
CONSUMER STAPLES - 4.1%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.1%
Kroger Co.	8,050	360,237

See accompanying Notes to Financial Statements.

Oakmark.com 9

Oakmark Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)
CONSUMER STAPLES - 4.1% (continued)
FOOD, BEVERAGE & TOBACCO - 2.0%
Altria Group, Inc.	8,010	$336,821
		697,058
REAL ESTATE - 2.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
CBRE Group, Inc., Class A (a)	4,766	352,017
MATERIALS - 2.0%
Celanese Corp.	1,532	192,296
Corteva, Inc.	2,867	146,691
		338,987
TOTAL COMMON STOCKS - 94.8% (COST $13,188,749)		15,972,460
TOTAL PURCHASED OPTIONS - 0.0% (c) (COST $5,553)		1,550
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.7%
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $671,688, collateralized by a United States Treasury Note, 0.125% due 04/15/26, value plus accrued interest of $684,819 (Cost: $671,391)	$671,391	671,391
U.S. GOVERNMENT BILLS - 1.7%
U.S. Treasury Bills, 5.34%, due 10/26/23 (d)	100,000	99,648
U.S. Treasury Bills, 5.44%, due 12/28/23 (d)	100,000	98,714
U.S. Treasury Bills, 5.50%, due 01/23/24 (d)	100,000	98,326
Total U.S. Government Bills - 1.7% (Cost $296,675)		296,688
TOTAL SHORT-TERM INVESTMENTS - 5.7% (COST $968,066)		968,079
TOTAL INVESTMENTS - 100.5% (COST $14,162,368)		16,942,089
Liabilities In Excess of Other Assets - (0.5)%		(88,769)
TOTAL NET ASSETS - 100.0%		$16,853,320

(a)  Non-income producing security.

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  Amount rounds to less than 0.1%.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Security is when-issued and has been sold in advance of receipt. Under GAAP, it is deemed to be a short sale. Please refer to the Short Sales section in the Notes to the Financials.

	Shares	Value
COMMON STOCKS SOLD SHORT - (0.1)%
INDUSTRIALS - (0.1)%
HEALTH CARE EQUIPMENT & SERVICES - (0.1)%
Veralto Corp. (a) (e)	(233)	$(19,731)
TOTAL COMMON STOCKS SOLD SHORT - (0.1%) (PROCEEDS $(18,714))		(19,731)

See accompanying Notes to Financial Statements.

10 OAKMARK FUNDS

Oakmark Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

PURCHASED OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid by Fund	Unrealized Gain/(Loss)
CALLS
Warner Bros. Discovery, Inc.	$11.50	10/13/23	100,000	$108,600	$1,550	$5,553	$(4,003)
				$108,600	$1,550	$5,553	$(4,003)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Pultegroup, Inc.	$65.00	10/20/23	(19,500)	$(144,398)	$(18,623)	$(28,645)	$10,022
				$(144,398)	$(18,623)	$(28,645)	$10,022
PUTS
Warner Bros. Discovery, Inc.	$11.00	10/13/23	(150,000)	$(162,900)	$(6,600)	$(6,921)	$321
				$(162,900)	$(6,600)	$(6,921)	$321

See accompanying Notes to Financial Statements.

Oakmark.com 11

Oakmark Select Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	0.08%	30.59%	17.82%	7.42%	8.61%	11.35%	11/01/96
S&P 500 Index[4]	-3.27%	21.62%	10.15%	9.92%	11.91%	8.95%
Lipper Multi-Cap Value Fund Index[11]	-2.15%	17.08%	13.33%	6.13%	7.69%	7.41%
Oakmark Select Fund (Advisor Class)	0.10%	30.77%	17.96%	7.56%	N/A	7.57%	11/30/16
Oakmark Select Fund (Institutional Class)	0.15%	30.90%	18.07%	7.64%	N/A	7.63%	11/30/16
Oakmark Select Fund (R6 Class)	0.13%	30.93%	N/A	N/A	N/A	10.21%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet, Inc., Class A	8.7
Lithia Motors, Inc.	6.9
CBRE Group, Inc., Class A	6.6
IQVIA Holdings, Inc.	6.4
First Citizens BancShares, Inc., Class A	6.3
Capital One Financial Corp.	5.7
KKR & Co., Inc.	5.6
Charter Communications, Inc., Class A	5.0
Intercontinental Exchange, Inc.	5.0
Charles Schwab Corp.	4.9
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$5.3 billion
Weighted Average Market Cap	$215.6 billion
Median Market Cap	$52.8 billion
Expense Ratio - Investor Class*^	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	37.9
Communication Services	18.8
Energy	8.4
Information Technology	7.7
Consumer Discretionary	6.9
Real Estate	6.6
Health Care	6.4
Short-Term Investments and Other	7.3

See accompanying Disclosures and Endnotes on page 103.

12 OAKMARK FUNDS

Oakmark Select Fund  September 30, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oaklx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund ("the Fund") returned 0.08% in the third quarter, 24.77% in the calendar year to date, and 30.59% in the fiscal year. These returns compare to the S&P 500 Total Return Index's –3.27% in the third quarter, 13.07% in the calendar year to date, and 21.62% in the fiscal year. We are pleased that the Fund has outperformed despite the large headwind to value as demonstrated by the Russell 1000 Growth Index8 beating the Russell 1000 Value Index9 by 2,300 basis points year to date. We expect that our disciplined approach to stock selection will continue to drive attractive returns in the long term.

The largest contributors to performance in the third quarter were Charter Communications and Alphabet and in the fiscal year were First Citizens and Oracle. The largest detractors in the third quarter were IQVIA Holdings and Capital One Financial and in the fiscal year were Meta Platforms and IQVIA Holdings. We initiated our position in IQVIA during the quarter amid the decline in the health care sector. We did not eliminate any positions.

IQVIA is a leading provider of clinical trials and related health care technology formed through the merger of Quintiles and IMS Health in 2016. We believe that IQVIA's leading data and digital capabilities enable the company to gain share of addressable clinical trial-related spending as pharma and biotech companies outsource these services to contract research organizations (CROs). In addition, we think that IQVIA has growth opportunities from delivering real-world evidence to biopharma companies and other health care providers using data to meet regulatory and reimbursement mandates. CEO Ari Bousbib has a strong track record on both operations and capital allocation and significant skin in the game through his large equity holdings in the company. We were pleased to be able to add IQVIA to the portfolio near a trough multiple of roughly 15x our estimate of normal earnings despite the company's prospects for sustainable above-average growth.

Finally, we take into consideration tax efficiency of the Fund to help maximize after-tax returns. As a result, we once again anticipate paying no capital gains distribution this year.

We thank you, our fellow shareholders, for your investment in the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 13

Oakmark Select Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.7%
FINANCIALS - 37.9%
FINANCIAL SERVICES - 27.6%
Capital One Financial Corp.	3,141	$304,863
KKR & Co., Inc.	4,859	299,296
Intercontinental Exchange, Inc.	2,411	265,253
Charles Schwab Corp.	4,790	262,968
Ally Financial, Inc.	7,000	186,762
Fiserv, Inc. (a)	1,396	157,727
		1,476,869
BANKS - 10.3%
First Citizens BancShares, Inc., Class A	242	334,379
Wells Fargo & Co.	4,710	192,440
First Citizens BancShares, Inc., Class B	18	20,989
		547,808
		2,024,677
COMMUNICATION SERVICES - 18.8%
MEDIA & ENTERTAINMENT - 18.8%
Alphabet, Inc., Class A (a)	3,535	462,593
Charter Communications, Inc., Class A (a)	604	265,607
Warner Bros. Discovery, Inc. (a)	13,499	146,599
Liberty Broadband Corp., Class C (a)	1,410	128,764
		1,003,563
ENERGY - 8.4%
ConocoPhillips	1,548	185,440
APA Corp.	3,220	132,334
EOG Resources, Inc.	1,042	132,043
		449,817
INFORMATION TECHNOLOGY - 7.7%
SOFTWARE & SERVICES - 7.7%
Salesforce, Inc. (a)	1,284	260,390
Oracle Corp.	1,425	150,968
		411,358
CONSUMER DISCRETIONARY - 6.9%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.9%
Lithia Motors, Inc.	1,242	366,800
REAL ESTATE - 6.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.6%
CBRE Group, Inc., Class A (a)	4,780	353,077
HEALTH CARE - 6.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.4%
IQVIA Holdings, Inc. (a)	1,743	342,935
TOTAL COMMON STOCKS - 92.7% (COST $3,874,274)		4,952,227
	Par Value	Value
SHORT-TERM INVESTMENTS - 7.3%
REPURCHASE AGREEMENT - 7.3%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $391,512, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $399,166 (Cost: $391,340)	$391,340	$391,340
TOTAL SHORT-TERM INVESTMENTS - 7.3% (COST $391,340)		391,340
TOTAL INVESTMENTS - 100.0% (COST $4,265,614)		5,343,567
Liabilities In Excess of Other Assets - 0.0% (b)		(718)
TOTAL NET ASSETS - 100.0%		$5,342,849

(a)  Non-income producing security.

(b)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

14 OAKMARK FUNDS

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Oakmark.com 15

Oakmark Global Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-5.42%	26.88%	11.71%	4.86%	5.60%	9.06%	08/04/99
MSCI World Index (Net)[12]	-3.46%	21.95%	8.08%	7.26%	8.26%	5.46%
Lipper Global Fund Index[13]	-3.73%	21.44%	5.58%	5.42%	6.88%	5.54%
Oakmark Global Fund (Advisor Class)	-5.36%	27.17%	11.93%	5.04%	N/A	7.43%	11/30/16
Oakmark Global Fund (Institutional Class)	-5.36%	27.21%	11.96%	5.08%	N/A	7.48%	11/30/16
Oakmark Global Fund (R6 Class)	-5.39%	27.15%	N/A	N/A	N/A	3.59%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Lloyds Banking Group PLC	4.5
Alphabet, Inc., Class A	4.1
Mercedes-Benz Group AG	3.6
CNH Industrial NV	3.3
Charter Communications, Inc., Class A	3.2
Bayer AG	3.1
Allianz SE	2.8
Julius Baer Group Ltd.	2.8
Daimler Truck Holding AG	2.6
General Motors Co.	2.6
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	44
Net Assets	$1.2 billion
Weighted Average Market Cap	$164.7 billion
Median Market Cap	$46.3 billion
Expense Ratio - Investor Class*^	1.11%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	32.3
Consumer Discretionary	15.9
Communication Services	11.5
Health Care	10.4
Information Technology	10.2
Industrials	8.7
Energy	2.4
Consumer Staples	2.2
Materials	2.1
Short-Term Investments and Other	4.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	48.6
United States	48.6
Europe	46.9
Germany*	14.5
United Kingdom	14.0
Switzerland	6.7
France*	4.7
Netherlands*	2.5
Belgium*	2.3
Ireland*	2.2
% of Equity
Asia	4.5
South Korea	2.3
China	2.2

*  Euro currency countries comprise 26.2% of equity investments.

See accompanying Disclosures and Endnotes on page 103.

16 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakgx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakgx@oakmark.com

The Oakmark Global Fund (the "Fund") returned 26.88% for the fiscal year ended September 30, 2023, outperforming its benchmark, the MSCI World Index (net)12, which returned 21.95%. For the most recent quarter, the Fund returned –5.42%, compared to the benchmark's return of –3.46%. The Fund has returned an average of 9.06% per year since its inception on August 4, 1999, outperforming the MSCI World Index (net)'s annualized gain of 5.46% over the same period.

For the quarter, our highest contributing securities were Charter Communications (U.S.), Alphabet (U.S.), and ConocoPhillips (U.S.), and our largest detractors were St. James's Place (U.K.), Interpublic Group (U.S.) and Prudential (U.K.). From a sector perspective, our strongest contributors were information technology and financials, and our biggest detractors were consumer discretionary and real estate.

Charter Communications (U.S.), a telecommunications and mass media company, was the top contributor to the Fund's performance for the quarter. Second-quarter broadband subscriptions for Charter Communications grew by 77,000 sequentially, beating consensus expectations of 13,000 and roughly doubling its growth year-over-year. Unit growth outperformed peers, even after adjusting for Charter's rural initiative, which contributed 26,000 subscriptions. Charter's mobile net adds were strong at 648,000 and net adds have been over 600,000 each of the last three quarters since Charter launched Spectrum One, which includes one free mobile line for 12 months. Adjusted earnings growth was roughly flat, but we expect it to accelerate over time as the company's financials are no longer negatively impacted by its investments in marketing personnel and the promo roll-off dynamic begins. While faster unit growth does depress adjusted earnings in the near term, we believe Charter's strategy will prove valuable to long-term shareholders.

St. James's Place (U.K.), the largest wealth manager in the U.K., was the Fund's largest detractor for the quarter. St. James's Place released weak first half of 2023 results, and management noted that it will reduce fees on certain products ahead of the new consumer duty regulation. St. James's Place plans to cap annual product management charges at 85 basis points for client bond and pension contributions after a client has been invested for

10 years, which will result in a four basis point impact to the group revenue margin. CEO Andrew Croft also believes this self-directed decision will create goodwill with the regulatory body. Both assets under management and cash earnings were slightly below our expectations, and the relatively low amount of net new money was mainly attributed to weak flows in unit trusts and individual savings accounts. Gross contributions within the unit trusts and individual savings accounts have been concentrated in lower value accounts, and these clients have been most impacted by cost-of-living pressures. Further, clients' decision to allocate more money to cash products instead of traditional investments has put additional pressure on St. James's Place as it does not have a cash management product. Lastly, market performance was lower than our estimates due to a strengthening British pound compared to the U.S. dollar. Despite these near-term headwinds, we continue to believe the company offers an attractive long-term investment. Pension reforms in the U.K. have significantly increased the number of defined contribution participants, which benefits St. James's Place by providing a sustained flow of new clients and assets under management that we believe will continue. We also like that the company's capital-light operating model generates a higher than average return on capital employed and robust cash conversion, the majority of which gets returned to shareholders.

For the first three quarters of 2023, the stocks that contributed most to returns were Alphabet, Amazon (U.S.) and Tenet Healthcare (U.S.). The stocks that detracted most from return were CNH Industrial (U.K.), St. James's Place and Prudential. From a sector perspective, our largest contributors were communication services and information technology, while real estate and consumer staples were the largest detractors.

September 30 ends the Fund's fiscal year. For that 12-month period, Oracle (U.S.) led the positive contributors followed by Alphabet and Allianz (Germany). St. James's Place, Envista Holdings (U.S.) and Credit Suisse Group (Switzerland) detracted most from returns. From a sector perspective, financials and industrials were the largest contributors, and real estate was the only detractor.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 17

Oakmark Global Fund  September 30, 2023

Portfolio Manager Commentary (continued)

Oracle (U.S.), a global software company, was the Fund's top contributor for the fiscal year, with its share price rising primarily after reporting its fiscal fourth-quarter results. More recently, Oracle announced fiscal first-quarter results, which were in line with consensus expectations. The drivers of the core business are performing well, in our view, and management expressed confidence that annual revenue growth will accelerate as planned based on demand trajectory and its strong bookings trends. For the quarter, total revenue increased 8% in constant currency (9% reported), and operating income grew 12% with margins showing improvement. Cloud and support revenue grew 11% in constant currency, powered by Fusion +20% and Netsuite +21%. The "strategic back office cloud" is now up to $6.9 billion in run-rate revenue. Infrastructure cloud and support revenue grew 14% in constant currency, powered by infrastructure cloud services +72% ex-legacy hosting services to $5.6 billion in run-rate revenue. Momentum is continuing to build as Oracle signed several deals for its cloud business greater than $1 billion in total value during the quarter and booked an additional $1.5 billion in the first week of the second quarter. We continue to believe Oracle is an attractive holding and undervalued due to our perception of its intrinsic value.

During the quarter, we initiated new positions in Brunswick and Cisco Systems. We eliminated our positions in Flowserve and Parker-Hannifin.

The Following is a Brief Description of Our New Holdings:

Brunswick (U.S.) is the leading manufacturer of marine engines, boats, and related parts and accessories. The company is commonly viewed as a cyclical boat manufacturer. The business has evolved in recent years, however, and now most of its profits come from its outboard engine business as well as its aftermarket parts and accessories segments. These are high-quality businesses in which Brunswick has material competitive advantages and they generate high returns on invested capital. The Mercury outboard business is the crown jewel. Over the past decade, Mercury has taken advantage of its leading scale to fund large investments in R&D and product development. These investments have driven consistent market share gains and enabled Mercury to carve out a dominant position in the fast-growing, high-horsepower part of the outboard market. Meanwhile, Brunswick has grown its parts and accessories business through attractive acquisitions that benefit from its broad-based distribution. The combination has shifted the business mix toward more resilient and faster growing profit streams that we believe are underappreciated today. Investors' recession fears and erroneous perception that Brunswick is a stale business have provided us with an opportunity to buy this high-quality franchise at a single-digit multiple of our estimate of mid-cycle earnings power. In our view, this is an attractive price for such a strong franchise.

Cisco Systems (U.S.) is the leading networking solutions company. Networking equipment gains importance as businesses modernize their IT infrastructure, and Cisco is well positioned to capture this demand with the broadest portfolio and the most effective go-to-market strategy. Cisco is changing its business from selling mainly transactional hardware to more software and subscriptions. This transition is expected to accelerate growth, improve operating margins and build recurring revenue. Despite these notable business improvements, Cisco still trades near a trough valuation relative to the S&P 500 Index. More recently, Cisco announced its intention to acquire Splunk, a leader in security and observability, adding to its already strong position in the increasingly important security market. At a low-teens multiple of our estimate of normalized earnings, we think Cisco is trading at an attractive discount to our estimate of its intrinsic value.

We eliminated our positions in Flowserve (U.S.) and Parker-Hannifin (U.S.) as their share prices approached our estimates of intrinsic value.

Geographically, we ended the quarter with 48.5% of the portfolio in the U.S., 33.0% in Europe, 14.0% in the U.K. and 4.5% in Asia as a percent of equity. Over the third quarter, Switzerland and China contributed the most to return and the U.K., U.S. and Germany detracted the most. For the fiscal year, the U.S., Germany and Switzerland contributed the most to the Fund's return, while France and Mexico detracted the most from returns in the period.

We defensively hedge a portion of the Fund's exposure to currencies that we believe to be overvalued versus the U.S. dollar. However, as of quarter end, the Fund's currency exposure is unhedged.

We thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 103.

18 OAKMARK FUNDS

Oakmark Global Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
FINANCIALS - 32.3%
FINANCIAL SERVICES - 15.6%
Julius Baer Group Ltd. (Switzerland)	516	$33,174
KKR & Co., Inc. (United States)	469	28,860
Capital One Financial Corp. (United States)	293	28,445
Fiserv, Inc. (United States) (a)	226	25,540
St. James's Place PLC (United Kingdom)	2,483	25,209
Intercontinental Exchange, Inc. (United States)	204	22,400
Corebridge Financial, Inc. (United States)	1,093	21,585
		185,213
INSURANCE - 9.7%
Allianz SE (Germany)	139	33,198
Prudential PLC (United Kingdom)	2,783	30,176
Willis Towers Watson PLC (United States)	122	25,430
American International Group, Inc. (United States)	419	25,416
		114,220
BANKS - 7.0%
Lloyds Banking Group PLC (United Kingdom)	98,554	53,353
Bank of America Corp. (United States)	1,088	29,776
		83,129
		382,562
CONSUMER DISCRETIONARY - 15.9%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 6.2%
Prosus NV (Netherlands)	976	28,817
Alibaba Group Holding Ltd. (China) (a)	2,332	25,492
Amazon.com, Inc. (United States) (a)	157	19,984
		74,293
AUTOMOBILES & COMPONENTS - 6.2%
Mercedes-Benz Group AG (Germany)	611	42,585
General Motors Co. (United States)	926	30,530
		73,115
CONSUMER DURABLES & APPAREL - 3.5%
Kering SA (France)	64	29,361
Brunswick Corp. (United States)	150	11,850
		41,211
		188,619
COMMUNICATION SERVICES - 11.5%
MEDIA & ENTERTAINMENT - 11.5%
Alphabet, Inc., Class A (United States) (a)	372	48,719
Charter Communications, Inc., Class A (United States) (a)	86	37,693
Interpublic Group of Cos., Inc. (United States)	1,059	30,350
Warner Bros. Discovery, Inc. (United States) (a)	964	10,473
Liberty Broadband Corp., Class C (United States) (a)	102	9,324
		136,559
	Shares	Value
HEALTH CARE - 10.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
Bayer AG (Germany)	758	$36,447
IQVIA Holdings, Inc. (United States) (a)	129	25,381
Novartis AG (Switzerland)	179	18,346
Danaher Corp. (United States)	69	17,094
		97,268
HEALTH CARE EQUIPMENT & SERVICES - 2.2%
Envista Holdings Corp. (United States) (a)	932	25,970
		123,238
INFORMATION TECHNOLOGY - 10.2%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
Samsung Electronics Co. Ltd. (South Korea)	507	25,616
Cisco Systems, Inc. (United States)	369	19,859
TE Connectivity Ltd. (United States)	138	17,096
		62,571
SOFTWARE & SERVICES - 4.9%
Capgemini SE (France)	139	24,348
SAP SE (Germany)	166	21,594
Oracle Corp. (United States)	109	11,505
		57,447
		120,018
INDUSTRIALS - 8.9%
CAPITAL GOODS - 6.8%
CNH Industrial NV (United Kingdom)	3,237	39,489
Daimler Truck Holding AG (Germany)	891	30,925
Travis Perkins PLC (United Kingdom)	1,041	10,724
		81,138
TRANSPORTATION - 2.1%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	253	24,608
		105,746
ENERGY - 2.4%
ConocoPhillips (United States)	234	28,034
CONSUMER STAPLES - 2.2%
FOOD, BEVERAGE & TOBACCO - 2.2%
Anheuser-Busch InBev SA (Belgium)	468	25,998
MATERIALS - 2.1%
Glencore PLC (Switzerland)	4,223	24,214
TOTAL COMMON STOCKS - 95.9% (COST $923,141)		1,134,988

See accompanying Notes to Financial Statements.

Oakmark.com 19

Oakmark Global Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 4.0%
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $47,563, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $48,492 (Cost: $47,542)	$47,542	$47,542
TOTAL SHORT-TERM INVESTMENTS - 4.0% (COST $47,542)		47,542
TOTAL INVESTMENTS - 99.9% (COST $970,683)		1,182,530
Foreign Currencies (Cost $0) (d) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.1%		694
TOTAL NET ASSETS - 100.0%		$1,183,224
	Shares	Value
COMMON STOCKS SOLD SHORT - (0.2)%
INDUSTRIALS - (0.2)%
HEALTH CARE EQUIPMENT & SERVICES - (0.2)%
Veralto Corp. (United States) (a) (e)	(23)	(1,942)
TOTAL COMMON STOCKS SOLD SHORT - (0.2)% (PROCEEDS $(1,909))		(1,942)

(a)  Non-income producing security.

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

(e)  Security is when-issued and has been sold in advance of receipt. Under GAAP, it is deemed to be a short sale. Please refer to the Short Sales section in the Notes to the Financials.

See accompanying Notes to Financial Statements.

20 OAKMARK FUNDS

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Oakmark.com 21

Oakmark Global Select Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-1.92%	27.70%	9.16%	4.65%	6.12%	7.13%	10/02/06
MSCI World Index (Net)[12]	-3.46%	21.95%	8.08%	7.26%	8.26%	6.43%
Lipper Global Fund Index[13]	-3.73%	21.44%	5.58%	5.42%	6.88%	5.70%
Oakmark Global Select Fund (Advisor Class)	-1.88%	27.89%	9.33%	4.79%	N/A	6.28%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-1.92%	27.92%	9.40%	4.86%	N/A	6.34%	11/30/16
Oakmark Global Select Fund (R6 Class)	-1.87%	28.04%	N/A	N/A	N/A	2.42%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet, Inc., Class A	8.2
Charter Communications, Inc., Class A	6.5
Lloyds Banking Group PLC	5.1
ConocoPhillips	4.8
Capital One Financial Corp.	4.7
American International Group, Inc.	4.6
Mercedes-Benz Group AG	4.6
Bayer AG	4.6
Intercontinental Exchange, Inc.	4.6
CNH Industrial NV	4.2
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	23
Net Assets	$1.1 billion
Weighted Average Market Cap	$265.2 billion
Median Market Cap	$68.9 billion
Expense Ratio - Investor Class*^	1.10%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	26.9
Communication Services	18.7
Consumer Discretionary	14.1
Health Care	11.4
Information Technology	6.3
Energy	4.8
Consumer Staples	3.9
Industrials	3.8
Real Estate	3.7
Short-Term Investments and Other	6.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	54.8
United States	54.8
Europe	34.1
Germany*	12.8
United Kingdom	9.9
France*	4.1
% of Equity
Europe (cont'd)	34.1
Switzerland	3.7
Netherlands*	3.6
Asia	11.1
South Korea	8.0
China	3.1

*  Euro currency countries comprise 20.5% of equity investments.

See accompanying Disclosures and Endnotes on page 103.

22 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakwx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund (the "Fund") returned 27.70% for the fiscal year ended September 30, 2023, outperforming the MSCI World Index (net)12, which returned 21.95%. For the most recent quarter, the Fund returned –1.92%, compared to the benchmark's return of –3.46%. The Fund has returned an average of 7.13% per year since its inception on October 2, 2006, outperforming the MSCI World Index (net)'s annualized gain of 6.43% over the same period.

Charter Communications (U.S.), a telecommunications and mass media company, was the top contributor to the Fund's performance for the quarter. Second-quarter broadband subscriptions for Charter Communications grew by 77,000 sequentially, beating consensus expectations of 13,000 and roughly doubling its growth year-over-year. Unit growth outperformed peers, even after adjusting for Charter's rural initiative, which contributed 26,000 subscriptions. Charter's mobile net adds were strong at 648,000, and net adds have been over 600,000 each of the last three quarters since Charter launched Spectrum One, which includes one free mobile line for 12 months. Adjusted earnings growth was roughly flat, but we expect it to accelerate over time as the company's financials are no longer negatively impacted by its investments in marketing personnel and the promo roll-off dynamic begins. While faster unit growth does depress adjusted earnings in the near term, we believe Charter's strategy will prove valuable to long-term shareholders.

CNH Industrial (Italy), which designs, manufactures, and distributes agricultural and construction equipment, was the top detractor for the quarter. CNH Industrial's share price fell following its second-quarter results, as agriculture equipment sales rose 5% in local currency, a slowdown from the prior quarter. This performance fell below market expectations due to destocking activity in Brazil and some production ramp-up issues for its new Patriot sprayer. We believe the production issues are temporary while the destocking actions will better position the business for the midterm. Pricing power remains quite strong and increased by roughly 7%, and precision agricultural sales grew by 21%. While the market was overly focused on near-term demand and sales growth, the agriculture equipment division produced its highest quarterly margin ever at 16.8%—an encouraging development that supports our view of the company's long-term profitability. Further, the much smaller construction business delivered strong results, including its own quarterly margin record. Management maintained guidance for the rest of the company's current fiscal year and indicated it expects to exceed the 2024 targets laid out at a capital markets day in 2022. We recently met with CEO Scott Wine at the company's offices. He expressed confidence in the company's ability to drive much better through-cycle financial performance while avoiding the company's previous mistakes. He also believes the company's share price is materially undervalued, and although he would prefer to invest in the business, he sees an opportunity to increase returns to shareholders via share repurchases. We believe CNH Industrial remains a solid business in an attractive industry that is run by a much-improved management team.

Alphabet (U.S.) was the top contributor for the fiscal year. Alphabet reported multiple strong sets of earnings releases over the past year, and its results generally exceeded consensus estimates across key metrics. Most recently, search revenue growth accelerated from 5% to 6.5% sequentially in the second quarter, a notable development given lingering economic uncertainty and broader advertising weakness. Cloud growth remained at 30%, stable versus the previous quarter, despite continued headwinds from customers optimizing cloud usage. Margin progression also continued, and cloud margins reached 5%. CFO Ruth Porat emphasized that the largest impact from the company's cost-saving initiatives will not be felt until 2024. YouTube continues to prioritize its Shorts segment, which is experiencing strong viewership growth. Although this is a near-term revenue headwind, we believe Shorts' monetization will accelerate over time. Addressing the year's hottest topic, CEO Sundar Pichai said Alphabet is an "AI-first company" that is "extremely well-positioned as AI reaches an inflection point." At Alphabet's annual developer conference in May, it showcased an impressive array of new AI-powered consumer tools to be rolled out over the course of the year. Investors reacted positively to these presentations, which highlighted the company's impressive innovations in AI technologies. Overall, we believe the company is positioned well to reap the benefits of the scale of

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 23

Oakmark Global Select Fund  September 30, 2023

Portfolio Manager Commentary (continued)

its search business and years of its investment into AI capabilities. We also appreciate that the company is undergoing a transformation on how it views cost discipline and efficiency.

Credit Suisse Group (Switzerland) was the top detractor for the fiscal year. We were shareholders in Credit Suisse for more than two decades. Before the global financial crisis, we sold most of our shares due to significant share price appreciation, and then we rebuilt that position in the wake of the financial crisis. That holding period was troubled and full of controversy. Credit Suisse's investment bank experienced repeated lapses in risk management concurrent with its attempts to compete with more scaled peers. Despite this, we (in hindsight, incorrectly) remained focused on our sum-of-the-parts valuation and gained comfort in the strong performance of the company's wealth management, asset management and Swiss Universal Bank businesses as they continued to generate better than average returns. We believed that the three better businesses represented good value and that the investment bank was repairable. Despite numerous attempts by multiple leadership teams at Credit Suisse, our thesis was proven wrong. Finally, after the last investment banking restructuring plan and capital raise released last October, we determined it was time to reevaluate our investment thesis as we do whenever there is a fundamental change in one of our holdings. The plan provided no insight into the proceeds from the asset sales or into the costs of restructuring the investment bank. As such, we concluded that an accurate business valuation was indeterminable and compounded by inevitable years of cash outflows. In addition, Credit Suisse's key wealth management franchise experienced elevated client withdrawals, and the risk of reputational damage to its wealth franchise brand had intensified. Ultimately, we decided to exit our position in the fall of 2022 and completed our exit in early March of this year.

We did not initiate or eliminate any positions during the quarter.

Geographically, we ended the quarter and fiscal year with 54.7% of the portfolio in the U.S., 34.2% in the U.K. and Europe, and 11.1% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 103.

24 OAKMARK FUNDS

Oakmark Global Select Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 90.5%
FINANCIALS - 26.9%
FINANCIAL SERVICES - 13.2%
Capital One Financial Corp. (United States)	509	$49,369
Intercontinental Exchange, Inc. (United States)	442	48,651
Fiserv, Inc. (United States) (a)	374	42,231
		140,251
BANKS - 9.1%
Lloyds Banking Group PLC (United Kingdom)	100,103	54,192
Bank of America Corp. (United States)	1,540	42,159
		96,351
INSURANCE - 4.6%
American International Group, Inc. (United States)	810	49,082
		285,684
COMMUNICATION SERVICES - 18.7%
MEDIA & ENTERTAINMENT - 18.7%
Alphabet, Inc., Class A (United States) (a)	668	87,369
Charter Communications, Inc., Class A (United States) (a)	156	68,778
NAVER Corp. (South Korea)	284	42,507
		198,654
CONSUMER DISCRETIONARY - 14.1%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 9.5%
Prosus NV (Netherlands)	1,212	35,772
Amazon.com, Inc. (United States) (a)	267	33,982
Alibaba Group Holding Ltd. (China) (a)	2,821	30,831
		100,585
AUTOMOBILES & COMPONENTS - 4.6%
Mercedes-Benz Group AG (Germany)	705	49,077
		149,662
HEALTH CARE - 11.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 11.4%
Bayer AG (Germany)	1,019	48,970
Novartis AG (Switzerland)	361	37,011
Danaher Corp. (United States)	139	34,486
		120,467
ENERGY - 4.8%
ConocoPhillips (United States)	429	51,382
INDUSTRIALS - 4.2%
CAPITAL GOODS - 4.2%
CNH Industrial NV (United Kingdom)	3,624	44,213
CONSUMER STAPLES - 3.9%
FOOD, BEVERAGE & TOBACCO - 3.9%
Danone SA (France)	749	41,367
	Shares	Value
REAL ESTATE - 3.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
CBRE Group, Inc., Class A (United States) (a)	539	$39,787
INFORMATION TECHNOLOGY - 2.8%
SOFTWARE & SERVICES - 2.8%
SAP SE (Germany)	228	29,606
TOTAL COMMON STOCKS - 90.5% (COST $776,571)		960,822
PREFERRED STOCKS - 3.5%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.5%
Samsung Electronics Co. Ltd. (South Korea)	930	37,446
TOTAL PREFERRED STOCKS - 3.5% (COST $45,649)		37,446
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.9%
REPURCHASE AGREEMENT - 5.9%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $62,259, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $63,476 (Cost: $62,232)	$62,232	62,232
TOTAL SHORT-TERM INVESTMENTS - 5.9% (COST $62,232)		62,232
TOTAL INVESTMENTS - 99.9% (COST $884,452)		1,060,500
Foreign Currencies (Cost $0) (c) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.1%		908
TOTAL NET ASSETS - 100.0%		$1,061,408
	Shares	Value
COMMON STOCKS SOLD SHORT - (0.4)%
INDUSTRIALS - (0.4)%
HEALTH CARE EQUIPMENT & SERVICES - (0.4)%
Veralto Corp. (United States) (a) (d)	(46)	(3,918)
TOTAL COMMON STOCKS SOLD SHORT - (0.4%) (PROCEEDS $(3,851))		(3,918)

(a)  Non-income producing security.

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

(d)  Security is when-issued and has been sold in advance of receipt. Under GAAP, it is deemed to be a short sale. Please refer to the Short Sales section in the Notes to the Financials.

See accompanying Notes to Financial Statements.

Oakmark.com 25

  September 30, 2023

International Equity Market Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Because we focus on bottom-up stock selection, geographic exposures are simply a result of our process. However, if we had to identify a region of opportunity, it would be Europe. Within Europe, three themes have emerged: blue-chip European banks, agricultural technology and global travel-related businesses. We are having difficulty finding value in Japan, but are seeing pockets of opportunity in China.

While our investment philosophy and process focus on stock selection, we are often asked about our specific geographic exposures and why we may be overweight certain regions and underweight others. Where a company has its headquarters is of little importance to us as we focus on where and how it generates cash flow and how that cash flow is used. In short, country and industry weights are literally a fallout of our stock selection. We search for businesses that meet our value criteria of being low in price using standard valuation metrics while being high in quality—defined by businesses that earn high returns and have good cash flow generation through time. That being said, there are some specific regions and themes of note.

Europe

In the last few years, we have been able to find great value in European businesses as their share prices have been weak, while corporate performance has been more than acceptable. If you look at Germany as an example, despite the less than robust economic situation, most businesses are global in nature and are growing earnings. Meanwhile, Germany's main stock index trades at just over 10x next year's earnings. Keep in mind that at the close of the quarter, the German 10-year bond yielded 2.7%, helped by a relatively strong fiscal situation. If you look at the earning yield of close to 10% less the 10-year bond yield, there is a greater than 7% spread between the two. A similar figure for the U.S. would be around a 1% spread given much higher 10-year rates in the U.S. combined with a significantly lower earnings yield on the S&P 500 Total Return Index of just 5.5%. In short, as value investors, Europe provides a fertile hunting ground.

Within Europe, a theme we like is blue-chip European banks, which are selling at depressed valuations after a decade of near-zero interest rates hurt their profitability. Recent U.S. bank failures spooked investors who believed that European banks could face a wave of insolvency due to shaky loans and investments. But European banks tend to be safer and more conservative than their U.S. counterparts. The rapid rise in European interest rates should improve these banks' profitability and dividend yields. An example is BNP Paribas, which is the largest publicly traded bank in France. With operations in about 80 countries, it plans to become a U.S.-style full-service global investment bank. Last year, it completed the acquisition of Deutsche Bank's global prime brokerage and electronic equities units.

Europe also affords us the opportunity to invest in agricultural technology. CNH Industrial of Italy is a manufacturer of agricultural and construction equipment. The company's pioneering technology, Precision Technology Solutions, is helping drive productivity for its customers in key areas of automation, autonomy and connected platforms. Germany's Bayer spends more than 2 billion euros a year in its crop science division to drive an innovation pipeline to help secure sufficient supply of quality food to meet the demands of a population forecasted by the UN to grow by over 2.2 billion people.

Another theme that fits our value style is driven by the rebound in global travel. International travel reached 80% of pre-pandemic levels in the first quarter of 2023. The return of Chinese tourists to destinations worldwide should top off a robust revival of global tourism. One example is Amadeus IT Group. Although not as well-known as its competitors, Expedia and Booking Holdings (formerly Priceline.com), this Madrid-based travel-software specialist is the leading supplier of booking data to travel agencies and corporations around the world. It also provides specialized commercial software for airlines. Another example is Ryanair Holdings. The Irish airlines uses a no-frills business model for short-haul routes between secondary airports throughout Europe. And when passengers arrive, they often stay at Accor, the franchiser and manager of internationally acclaimed luxury and premium hotels.

China

In the mid-2000s, we were often asked why we didn't own more of the BRIC (Brazil, Russia, India and China) countries in our portfolios. I wrote about being unable to find value in any of the BRICs because of poor valuation and/or terrible corporate governance. The presence of economic growth and vibrancy does not necessarily coincide with undervalued securities that meet our rigorous criteria. Today, we exclude Russia completely from our investible universe and we are being asked if China is even investible.

Though we certainly recognize China has issues, most of which have been self-inflicted, we don't believe the market is un-investable given the current situation. It's true foreign companies have cut way back on direct investment as they de-risk supply chains, but China, as the world's second largest economy and is still emerging, is both an important market as well as a large center for manufacturing. Automakers like, Mercedes-Benz Group and Bayerische Motoren Werke (BMW), generate about a third of their business from Asia, primarily China. Despite this exposure, we are getting the same story in meetings with German automakers: business is holding up and they expect profits will increase over time. The companies are being disciplined to not chase volume over value, a key learning from the pandemic. In addition, the electric vehicles they have been developing over the last decade are in full swing; BMW has a new class coming out in 2024-2025 so there is cautious

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

26 OAKMARK FUNDS

  September 30, 2023

International Equity Market Commentary (continued)

optimism. Plus, they trade at three times cash flow, have large cash balances and are buying back stock.

Also, the regulatory pressure on Chinese tech companies appears to have peaked removing some of the uncertainty in this important part of the Chinese economy. While the regulation has made it easier for competitors, it also afforded us an opportunity to own shares of Alibaba Group at a fraction of the level of an average business. We always thought Alibaba's 40% market share wasn't sustainable. Now, with the government's help, the market share decline came a bit quicker, but market share and profitability haven't collapsed given its technology and scale advantages. We believe Alibaba's plans to spin off business will help bring visibility into its inherent value.

Besides the geopolitical situation, which we try to reflect by using higher risk premiums for Chinese stocks, there is the financial situation given the debt build up within the public and property sectors. We do believe this is an issue, but especially given the high saving rates, trade surpluses and large stock of foreign reserves in China, the situation can be handled. Given these risks, we are cognizant of the overall weighting of Chinese companies in our portfolios to serve as an additional layer of risk management.

Japan

Meanwhile, we are frequently asked—why the large underweight in Japan? Quite simply, again given valuations, it's a harder geography to find businesses that meet our criteria. The Japanese market trades at around 14x earnings, but the average return on equity (ROE) of a Japanese company is just 8%. The European market on the other hand trades at 11x earnings and 10x next year's, but provides a 15% ROE. It's true, corporate performance is slowly improving in Japan, but at such low levels of economic return prevalent throughout corporate Japan, it's hard to find widespread value. This wasn't always the case. Our allocation to Japanese equities hit an all-time high in 2011. The market became replete with opportunities as the market viewed Japan as a classic value trap given flat economic growth since the 1990s. However, we drew parallels to the Asian economic crisis in the late 1990s, when bleak sentiment overshadowed great businesses that thrived during the powerful emerging markets bull market. In both instances, our conviction was eventually rewarded.

In Summary

We aren't looking at regions or geography as driving factors for investment, but rather the attributes and opportunities of individual stocks per our research and analysis. We happen to be finding value in Europe right now, but overall, given the combination of low company valuation and respectable growth in corporate cash flow streams of our owned investments, we are pleased with our portfolio positioning and are enthused about prospects.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 27

Oakmark International Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-6.89%	34.39%	9.74%	1.86%	2.94%	8.40%	09/30/92
MSCI World ex U.S. Index (Net)[14]	-4.10%	24.00%	6.07%	3.44%	3.84%	5.67%
MSCI EAFE Index (Net)[15]	-4.11%	25.65%	5.75%	3.24%	3.82%	5.53%
Lipper International Fund Index[16]	-4.91%	23.26%	4.67%	3.47%	4.13%	6.36%
Oakmark International Fund (Advisor Class)	-6.89%	34.57%	9.93%	2.00%	N/A	4.58%	11/30/16
Oakmark International Fund (Institutional Class)	-6.86%	34.65%	10.00%	2.07%	N/A	4.65%	11/30/16
Oakmark International Fund (R6 Class)	-6.85%	34.76%	N/A	N/A	N/A	0.79%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Lloyds Banking Group PLC	3.7
BNP Paribas SA	3.2
Mercedes-Benz Group AG	2.8
CNH Industrial NV	2.8
Intesa Sanpaolo SpA	2.7
Bayer AG	2.6
Fresenius SE & Co. KGaA	2.4
Continental AG	2.3
Kering SA	2.3
Prudential PLC	2.3
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	64
Net Assets	$19.3 billion
Weighted Average Market Cap	$46.4 billion
Median Market Cap	$27.9 billion
Expense Ratio - Investor Class*^	1.04%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	21.7
Financials	21.6
Industrials	18.5
Health Care	10.9
Information Technology	8.0
Communication Services	6.5
Materials	4.9
Consumer Staples	4.9
Short-Term Investments and Other	3.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	88.0
Germany*	27.0
United Kingdom	17.8
France*	16.2
Switzerland	8.4
Netherlands*	4.8
Sweden	4.1
Italy*	2.8
Ireland*	1.9
Belgium*	1.6
Spain*	1.4
Luxembourg*	1.2
Denmark	0.8
% of Equity
Asia	10.4
South Korea	3.7
Japan	3.5
China	2.1
India	0.9
Indonesia	0.2
North America	1.6
Canada	1.6

*  Euro currency countries comprise 56.9% of equity investments.

See accompanying Disclosures and Endnotes on page 103.

28 OAKMARK FUNDS

Oakmark International Fund  September 30, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund ("the Fund") increased 34.39% for the fiscal year ended September 30, 2023, outperforming the benchmark, the MSCI World ex U.S. Index (net)14, which increased 24.00% over the same period. For the most recent quarter, the Fund returned –6.89%, compared to the benchmark's return of –4.10%. However, the Fund has returned an average of 8.40% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index (net), which has averaged 5.67% per year over the same period. For additional color on our views of the market environment during the most recent quarter end, please see our market commentary.

Fresenius (Germany), a global health care group, was the top contributor to the Fund's performance this quarter. We were impressed by Fresenius' second-quarter results, particularly in the Kabi and Helios segments. The organic growth for Kabi, which supplies drugs, nutritional products and medical devices, once again comfortably surpassed expectations, even outpacing the 4-7% long-term framework. This outperformance also occurred broadly and across all of Kabi's units. Kabi's margins were also encouraging, and it continues to generate significant savings for Fresenius' restructuring program. Hospital operator Helios also performed well, despite the tough macro environment for hospitals. The solid results from both Helios and Kabi reflect well on Fresenius' fundamental outlook as well as on its operational transformation, initiated under new CEO Michael Sen to bring stronger performance management to the business. The company's Vamed segment, however, remained its weak spot due to the previous management team's decision to expand rapidly into new geographies without proper risk control. Now, Vamed is being restructured, and the new management team expects the second quarter to be the trough. Finally, the stock has benefited from news of portfolio divestitures underway that could crystallize value, simplify the business and help de-lever the balance sheet.

Worldline (France), which creates and operates digital transaction processing platforms, was a top detractor for the quarter and fiscal year. Despite the weak share price performance, the business's underlying results have been healthy, and we continue to like its longer term prospects. Share price weakness has largely been driven by multiple compressions, which has continued nearly unabated since November 2021 and currently sits at historically low levels. This is despite the company's continued robust top-line growth (9% organic growth trailing 12 months) and ongoing improvement in margins (90 basis points year-over-year improvement targeted 2023). Valuation has generally been pressured due to higher interest rates, slowing consumer spending concerns, and competitive pressures being experienced in the U.S. payment market that, we believe, are being incorrectly transposed to Europe. European payments are a less competitive market due to a greater variety of payment methods (more than 200 compared to the four dominant payments in the U.S.), disparate country regulatory schemes, and cultural and language barriers. In addition, the European payment market is at an earlier stage of cash-to-card migration, and more market share is still held by share-losing banks. Both factors provide an attractive backdrop for European payments to deliver GDP+ growth for years. Worldline's underlying execution has generally been in line with our expectations. The cash flow profile of the business is also improving. Worldline has completed over EUR 8 billion in acquisitions since 2019, and the integration and restructuring of those assets have kept cash conversion below normal levels for the past several years. By the end of 2024, the dual running costs of integrating these businesses should fall away, driving both good margin leverage and stronger cash flow. With high-single-digit organic growth, improving operating margins, and strengthening free cash flow conversion, Worldline should compound free cash flow at a mid-teens rate. Given Worldline's market position and operational characteristics, we believe the company is worth much more than the ~8.5x forward EV/EBITDA17 at which it currently trades.

Intesa Sanpaolo (Italy), the largest bank in Italy, was the Fund's top contributor for the fiscal year. Intesa has generated substantial net profit increases in recent periods thanks to a significant rise in net interest income (NII). This was consistent with our view that Intesa would dramatically benefit from rising rates. This first became evident following the nine-month results released in November 2022. The company's NII leverage to rising interest rates has remained robust. Its NII increased by nearly 69% year over year in the first half of 2023 and by 10% sequentially in the second quarter. The rate sensitivity led Intesa to increase its 2022 guidance to greater than EUR 4 billion of net income and to guide for well above EUR 5.5 billion in 2023. Following an even more impressive NII than expected, guidance was raised to greater than EUR 7 billion of net income this year. Importantly, Intesa's asset quality has also remained rather benign at just 25 basis points in the first half of the year, and non-performing loan formation has continued to decline, reflecting the low-risk business model and strong underwriting of management. Intesa has also been able to keep operating costs well-controlled, thanks to efficiency measures that have largely offset inflationary impacts. Intesa's shareholders are directly benefitting from the company's higher earnings. With one of the highest dividend payout ratios in Europe (70%), Intesa has also been returning capital to shareholders via buybacks while maintaining a robust balance sheet. Intesa remains a strong banking franchise run by an excellent management team, in our view. We believe it remains an attractive holding.

We initiated a new position in Bunzl (U.K.) during the quarter. Bunzl is a leading distributor of not-for-resale items (packaging,

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 29

Oakmark International Fund  September 30, 2023

Portfolio Manager Commentary (continued)

cleaning supplies, etc.) to the food service, grocery, safety and retail end markets. Customers benefit from Bunzl's bulk purchasing terms and by the ability to outsource the warehouse and distribution requirements of necessary, but non-core, products. Given the essential nature of these items, Bunzl's top-line trends tend to be highly stable. Organically, Bunzl's business is relatively low growth (in line with GDP), but the business can generate significant value by acquiring smaller distribution businesses to expand its customer base, product offerings and geographies served (after taking into account M&A top line has grown at a high single digit rate over the past decade). We believe Bunzl will likely create significant value via future M&A activity, a potential that the market currently undervalues. As shareholders twice before, we are familiar with the management team and the business model, and we see the recent share price decline as an opportunity to establish a position in a high-quality, defensive compounder at an attractive valuation.

During the quarter, we sold Orica (Australia) to fund other positions we believe offer more attractive opportunities on a risk-to-reward basis.

Geographically, we ended the quarter with approximately 88.0% of our holdings in Europe and the U.K., 6.9% in Asia, 3.5% in Japan, and 1.6% in North America (Canada and the U.S.).

See accompanying Disclosures and Endnotes on page 103.

30 OAKMARK FUNDS

Oakmark International Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 21.7%
AUTOMOBILES & COMPONENTS - 8.6%
Mercedes-Benz Group AG (Germany)	7,847	$546,657
Continental AG (Germany)	6,407	452,246
Bayerische Motoren Werke AG (Germany)	4,073	415,007
Valeo SE (France) (a)	14,308	247,019
		1,660,929
CONSUMER DURABLES & APPAREL - 5.2%
Kering SA (France)	954	435,621
adidas AG (Germany)	1,480	260,768
Swatch Group AG (Switzerland)	709	182,371
Cie Financiere Richemont SA, Class A (Switzerland)	1,003	122,715
		1,001,475
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 4.0%
Prosus NV (Netherlands)	12,945	382,131
Alibaba Group Holding Ltd. (China) (b)	29,556	323,078
Vipshop Holdings Ltd. ADR (China) (b) (c)	4,370	69,966
		775,175
CONSUMER SERVICES - 3.9%
Accor SA (France) (a)	9,908	334,581
Amadeus IT Group SA (Spain)	4,404	266,731
Compass Group PLC (United Kingdom)	5,936	144,843
		746,155
		4,183,734
FINANCIALS - 21.6%
BANKS - 10.7%
Lloyds Banking Group PLC (United Kingdom)	1,330,116	720,069
BNP Paribas SA (France)	9,670	617,818
Intesa Sanpaolo SpA (Italy)	200,547	517,349
Axis Bank Ltd. (India)	13,820	172,526
Bank Mandiri Persero Tbk PT (Indonesia)	69,697	27,171
		2,054,933
FINANCIAL SERVICES - 6.5%
Schroders PLC (United Kingdom)	72,818	361,776
Worldline SA (France) (b)	12,624	355,687
EXOR NV (Netherlands)	3,950	350,588
Edenred SE (France)	3,021	189,337
		1,257,388
INSURANCE - 4.4%
Prudential PLC (United Kingdom)	40,007	433,843
Allianz SE (Germany)	1,774	423,243
		857,086
		4,169,407
	Shares	Value
INDUSTRIALS - 18.5%
CAPITAL GOODS - 14.9%
CNH Industrial NV (United Kingdom)	44,303	$540,524
Daimler Truck Holding AG (Germany)	11,417	396,145
SKF AB, Class B (Sweden)	20,080	334,774
Siemens AG (Germany)	2,141	307,062
Volvo AB, Class B (Sweden)	14,349	296,297
Brenntag SE (Germany)	3,034	235,663
Komatsu Ltd. (Japan)	7,256	196,314
Ashtead Group PLC (United Kingdom)	3,006	183,430
Schindler Holding AG (Switzerland)	687	137,250
Sandvik AB (Sweden)	7,203	132,909
Smiths Group PLC (United Kingdom)	5,203	102,801
Bunzl PLC (United Kingdom)	333	11,884
		2,875,053
TRANSPORTATION - 2.6%
Ryanair Holdings PLC ADR (Ireland) (b) (c)	3,581	348,128
DSV AS (Denmark)	834	155,918
		504,046
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
Recruit Holdings Co. Ltd. (Japan)	5,870	181,026
		3,560,125
HEALTH CARE - 10.9%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 6.4%
Bayer AG (Germany)	10,492	504,170
Novartis AG (Switzerland)	2,461	252,368
Roche Holding AG (Switzerland)	889	243,240
Eurofins Scientific SE (Luxembourg)	4,047	228,896
		1,228,674
HEALTH CARE EQUIPMENT & SERVICES - 4.5%
Fresenius SE & Co. KGaA (Germany)	14,698	457,794
Fresenius Medical Care AG & Co. KGaA (Germany)	9,444	407,794
		865,588
		2,094,262
COMMUNICATION SERVICES - 6.5%
MEDIA & ENTERTAINMENT - 5.4%
NAVER Corp. (South Korea)	2,530	378,266
WPP PLC (United Kingdom)	34,183	305,709
Publicis Groupe SA (France)	3,101	235,260
Informa PLC (United Kingdom)	13,910	127,357
		1,046,592
TELECOMMUNICATION SERVICES - 1.1%
Liberty Global PLC, Class A (United Kingdom) (b)	11,694	200,202
		1,246,794

See accompanying Notes to Financial Statements.

Oakmark.com 31

Oakmark International Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.3% (continued)
INFORMATION TECHNOLOGY - 6.3%
SOFTWARE & SERVICES - 6.3%
Capgemini SE (France)	2,121	$371,771
Open Text Corp. (Canada)	8,759	307,422
SAP SE (Germany)	2,101	272,857
Fujitsu Ltd. (Japan)	2,274	267,827
		1,219,877
MATERIALS - 4.9%
Glencore PLC (Switzerland)	61,254	351,186
Holcim AG (Switzerland)	4,438	284,991
thyssenkrupp AG (Germany) (a)	21,141	161,508
Akzo Nobel NV (Netherlands)	2,181	157,935
		955,620
CONSUMER STAPLES - 4.9%
FOOD, BEVERAGE & TOBACCO - 2.8%
Anheuser-Busch InBev SA (Belgium)	5,355	297,273
Danone SA (France)	4,355	240,633
		537,906
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Henkel AG & Co. KGaA (Germany)	3,221	203,342
Reckitt Benckiser Group PLC (United Kingdom)	2,798	197,826
		401,168
		939,074
TOTAL COMMON STOCKS - 95.3% (COST $17,510,804)		18,368,893
PREFERRED STOCKS - 1.7%
INFORMATION TECHNOLOGY - 1.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.7%
Samsung Electronics Co. Ltd. (South Korea)	8,028	323,428
TOTAL PREFERRED STOCKS - 1.7% (COST $424,734)		323,428
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.9%
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $400,224, collateralized by a United States Treasury Notes, 0.125% - 0.750% due 03/31/26 - 04/15/2026, aggregate value plus accrued interest of $408,049 (Cost: $400,048)	$400,048	400,048
	Par Value	Value
COMMERCIAL PAPER - 0.9%
Walgreens Boots Alliance, Inc., 144A, 6.04% - 6.12%, due 10/02/23 - 11/01/23 (d) (e) (Cost $174,890)	$175,300	$174,827
Total Commercial Paper - 0.9% (Cost $174,890)		174,827
TOTAL SHORT-TERM INVESTMENTS - 2.9% (COST $574,938)		574,875
TOTAL INVESTMENTS - 99.9% (COST $18,510,476)		19,267,196
Foreign Currencies (Cost $1) - 0.0% (f)		1
Other Assets In Excess of Liabilities - 0.1%		12,104
TOTAL NET ASSETS - 100.0%		$19,279,301

(a)  See Note 6 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security.

(c)  Sponsored American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

32 OAKMARK FUNDS

Oakmark International Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2022	Value September 30, 2023	Percent of Net Assets
Accor SA (a)	9,908	$6,764	$197,049	$(73,583)	$272,964	$13,083	$325,485	$334,581	1.7%
thyssenkrupp AG (a)	21,141	0	125,602	(310,411)	425,664	4,274	171,857	161,508	0.8%
Valeo	14,308	42,662	69,271	(57,040)	102,956	6,806	227,712	247,019	1.3%
TOTAL	45,357	$49,426	$391,922	$(441,034)	$801,584	$24,163	$725,054	$743,108	3.8%

(a)  Due to transactions during the period ended September 30, 2023, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

Oakmark.com 33

Oakmark International Small Cap Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 09/30/12# (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-3.10%	37.05%	11.24%	4.62%	4.03%	8.34%	11/01/95
MSCI World ex U.S. Small Cap Index (Net)[18]	-3.48%	17.32%	1.85%	1.28%	4.13%	N/A
MSCI World ex U.S. Index (Net)[14]	-4.10%	24.00%	6.07%	3.44%	3.84%	5.00%
Lipper International Small Cap Fund Index[19]	-4.52%	18.88%	0.78%	1.44%	4.05%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-3.04%	37.16%	11.41%	4.77%	N/A	6.26%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-3.05%	37.30%	11.50%	4.83%	N/A	6.34%	11/30/16
Oakmark International Small Cap Fund (R6 Class)	-3.05%	37.34%	N/A	N/A	N/A	3.91%	12/15/20

# The graph shows only 10 years of performance because the MSCI World ex U.S. Small Cap Index (Net) was launched on 1/1/2001 and does not have data going back to the Fund's inception.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to December 3, 2018, the Fund imposed a 2% redemption fee on shares redeemed within 90 days of purchase; the Fund's performance for periods prior to that date does not reflect the 2% redemption fee. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Konecranes OYJ	3.5
Azimut Holding SpA	3.3
Duerr AG	3.0
Atea ASA	3.0
Julius Baer Group Ltd.	2.8
Travis Perkins PLC	2.8
St. James's Place PLC	2.7
ISS AS	2.6
DS Smith PLC	2.5
Nexi SpA	2.4
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	63
Net Assets	$1.3 billion
Weighted Average Market Cap	$4 billion
Median Market Cap	$2.9 billion
Expense Ratio - Investor Class*^	1.34%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Industrials	31.7
Financials	20.2
Consumer Discretionary	11.5
Information Technology	9.0
Health Care	6.9
Communication Services	6.5
Consumer Staples	4.9
Materials	3.8
Real Estate	2.6
Short-Term Investments and Other	2.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	78.7
United Kingdom	21.3
Switzerland	10.8
Italy*	7.8
Sweden	7.7
Germany*	7.6
Spain*	5.3
Finland*	5.2
Norway	4.9
Netherlands*	4.1
Denmark	3.6
Belgium*	0.4
% of Equity
Asia	11.2
Japan	4.8
South Korea	4.5
China	1.1
Indonesia	0.8
Australasia	3.5
Australia	3.5
Latin America	2.7
Mexico	2.7
North America	2.7
Canada	2.7
Africa/Middle East	1.2
Israel	1.2

*  Euro currency countries comprise 30.4% of equity investments.

See accompanying Disclosures and Endnotes on page 103.

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund ("the Fund") returned 37.05% for the fiscal year ending September 30, compared to its benchmark, the MSCI World ex U.S. Small Cap Index (net), which returned 17.32% for the same period. The Fund returned –3.10% for the quarter, compared to the MSCI World ex U.S. Small Cap Index (net) return of –3.48%. Since the Fund's inception on November 1, 1995, it has returned an average of 8.34% per year. For additional color on our views of the market environment during the most recent quarter end, please see our international market commentary.

Despite a softer final quarter of the fiscal year, the Fund produced strong absolute and relative returns over the previous 12 months. This reflects the benefits of a highly favorable starting point: On September 30, 2022, equity valuations, especially in Europe, were near historical lows as the market was overly concerned about record-high energy prices, the impact rising interest rates might have on economic activity, and other possible disruptions caused by the Russian invasion of Ukraine. Twelve months later, energy prices have declined significantly and economic growth has moderated, but to date higher interest rates have not pushed Europe or the global economy into a recession, and disruptions caused by the Russian invasion have been relatively limited. Most of our portfolio companies have been able to grow earnings and cash flow over the past 12 months, and their share prices have recovered meaningfully from one year ago. The biggest driver of the Fund's outperformance over the past 12 months was strong stock selection within our industrial holdings. While our industrial names consist of a diverse group of businesses, one commonality was significant aftermarket exposure. For example, Konecranes, Fluidra and Metso all delivered strong absolute and relative returns because investors underestimated the stability of their earnings streams in a slowing economic environment. Our IT exposure also boosted performance as two businesses, Software AG and SoftwareOne, were subject to private equity bids during the year.

As David Herro discussed in the international equity market commentary letter, despite the strong performance over the past 12 months, we believe the portfolio continues to be attractively valued as it trades at nearly 50 cents of our estimate of intrinsic value. We continue to maintain an overweight exposure to European equities as we believe geographically this is the most attractively valued area of the market. We are also maintaining our significant underweight exposure to Japan since Japanese equities trade at a premium to European equities, even though they typically grow more slowly and generate lower returns. Given the Japanese yen's continued weakness, some modestly improved value opportunities are emerging within domestic-focused Japanese businesses. As a result, we added KATITAS to the portfolio in the quarter. We expect our underweight position toward Japanese equities to remain, however, until relative valuations improve or Japanese companies aggressively improve their operational and capital allocation performance.

Schibsted (Norway), a global media group, was a top contributor to the Fund's return for the quarter. News broke during the period that a private equity consortium had submitted an indicative bid to take Adevinta private, a boon for Schibsted as it owns 31% of Adevinta's shares. The holding contributes a sizable portion of value for Schibsted, and receiving liquidity for the stake would allow the company to return capital to shareholders and selectively re-invest in its businesses. Meanwhile, the core of Schibsted performed in line with expectations. The classifieds business demonstrated resilient growth on recovering volumes and ongoing pricing power. News media's operating environment remained challenging with advertising revenue down about 10%, but subscription revenues grew 5%, driven by a 14% increase in digital. Despite headwinds, news margins continued to improve sequentially with cost discipline a key focus by management. The classifieds business remains attractive to us because of its sticky network effect, robust long-term pricing power and compelling economics. In addition, we expect that customers' increasing comfort with online transactions will allow Schibsted to extend deeper into transaction monetization, unlocking profit pools previously untapped. We believe today's margins are depressed by the company's investments in these opportunities that offer solid payoff potential.

St. James's Place, the largest wealth manager in the U.K., was the Fund's largest detractor for the quarter. St. James's Place released weak first half of 2023 results, and management noted that it will reduce fees on certain products ahead of the new consumer duty regulation. St. James's Place plans to cap annual product management charges at 85 basis points for client bond and pension contributions after a client has been invested for 10 years, which will result in a four basis point impact to the group revenue margin. CEO Andrew Croft also believes this self-directed decision will create goodwill with the regulatory body. Both assets under management and cash earnings were slightly below our expectations, and the relatively low amount of net new money was mainly attributed to weak flows in unit trusts and individual savings accounts. Gross contributions within the unit trusts and individual savings accounts have been concentrated in lower value accounts, and these clients have been most impacted by cost-of-living pressures. Further, clients' decision to allocate more money to cash products instead of traditional investments has put additional pressure on St. James's Place as it does not have a cash management product. Lastly, market performance was lower than our estimates due to a strengthening British pound, up 5% year-to-date compared to the U.S. dollar. Despite these near-term headwinds, we continue to believe the company offers an attractive long-term investment. Pension reforms in the U.K. have significantly increased the number of defined contribution

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 35

Oakmark International Small Cap Fund  September 30, 2023

Portfolio Manager Commentary (continued)

participants, which benefits St. James's Place by providing a sustained flow of new clients and assets under management that we believe will continue. We also like that the company's capital-light operating model generates a higher than average return on capital employed and robust cash conversion, the majority of which gets returned to shareholders.

Konecranes (Finland), an engineering company that specializes in lifting equipment, ranked as a top contributor for the fiscal year. The company's results over the past several quarters have demonstrated impressive growth as well as margin improvement. The flagship service division, which accounts for the clear majority of profit and value, has grown organically by nearly 17% in local currency over the past two quarters, thanks to both spare parts and field service growth as well as price increases of 8%-10% that have more than offset inflationary pressures. As a result, margins have expanded 270 basis points in the first half of the fiscal year, hitting a record of 19.1% and leading to EBITA20 that significantly surpassed our and market expectations. In the company's industrial equipment business, margins have greatly improved from negative a year ago to 6.2% in the first half, thanks to pricing actions, operating leverage and restructuring initiatives. This uplift is encouraging as the division has faced challenging profitability for some time. Konecranes also held a capital markets day in May and released new financial targets that called for a significant increase in profitability to 12%-15% EBITA margins, which was well ahead of our forecasts. Although these targets are ambitious, we found the strategy and rationale behind them credible. Despite reduced order intakes during the most recent quarter, the order books remain quite high, and we believe that the current management team can deliver higher profitability than in the recent past. We believe Konecranes remains an attractive investment.

Viaplay (Sweden), a media and entertainment company, was the top detractor to the Fund's performance for the fiscal year. The company issued a profit warning in June and replaced its CEO with immediate effect. We believe Viaplay's difficulties are due to a convergence of a tough macro environment, an overpriced sports rights bid by a growth-oriented CEO, and a disappointing internal breakdown of visibility into costs and cash flow. These factors conspired into a perfect storm for Viaplay, compounded by an increasingly levered balance sheet that will force bank refinancing discussions through the end of this year. The board recruited CEO Jorgen Lindemann—the former CEO of Modern Times Group, which previously housed Viaplay—to lead the restructuring and turnaround. His plan is reasonable, aiming to restore Viaplay to its prior focus on the core Nordic business that has a 30-year track record of profitability, strong engagement metrics, and top position in local and sports content. The path to get there is challenging, though, considering the refinancing needs and content choices that may be forced by onerous long-duration contracts. During the quarter, three potential strategic and financial investors took sizable stakes in Viaplay, so future ownership of the business remains unclear. Given the uncertainty around future capital needs and the long-term ownership structure of the business, we exited our holding in Viaplay during the quarter.

We initiated new positions in the following during the quarter:

•  KATITAS (Japan) is the dominant player in Japan's single-family detached home remodeling industry, at around 15 times the size of its largest competitor. In our view, this size gives KATITAS a significant and growing competitive advantage both in terms of a lower cost structure and higher brand recognition, which in turn helps the company procure and sell properties. We have found that the Japanese attitude toward purchasing existing homes is improving, which helps drive demand for KATITAS' remodeled homes. The large amount of vacant homes in Japan, which is estimated at over 8 million units, provides an ample supply of homes for KATITAS to remodel. Further, we believe impending changes to government policies will create new incentives for owners to sell these homes rather than keep them vacant, providing a tailwind for KATITAS' procurement efforts. Longer term, we expect the maturing of the employee base will lead to a higher gross profit contribution per employee and an improved margin structure of the business.

•  Intermediate Capital Group (U.K.) is a European alternative asset manager that offers clients access to direct lending, mezzanine, collateralized loan obligations, real assets, secondary equities and liquid credit strategies. We believe that Intermediate Capital Group is uniquely poised to benefit from the most attractive sub-segments of the growing private investments industry due to its scale positions and strong performance. As a result, we expect the company to take above-average market share of private assets under management growth in the coming years. In addition, we like that Intermediate Capital Group's long-duration assets with multi-year lock-up periods provide predictable cash flows and downside protection through its management fees. We believe margins will expand as immature strategies reach scale, and the company has substantial opportunities to grow existing client relationships via cross-selling and also expand into underpenetrated client geographies.

•  Essentra (U.K.), a former portfolio holding, recently completed its transition to become a pure-play components distributor, following the sale of its packaging and filters business last year. We have always regarded the distribution business (where it manufactures and distributes protective components typically used in product packaging and shipping applications) as Essentra's highest quality business. The company's share price has been weak year to date as the shareholder base has turned over following disposals and concerns about volume trends driven by soft industrial production. This has provided us with the opportunity to establish a position in this high-quality business at attractive valuation levels (less than 10x EBIT).21 We believe Essentra is considerably more valuable as a standalone distribution business. Its cash flow can now be invested in M&A for the distribution business and in shareholder returns rather than diverted to support the legacy packaging business.

As mentioned above, we sold Viaplay to fund other positions we believe offer more attractive opportunities on a risk-to-reward basis. In addition, Software AG (Germany) was eliminated from the portfolio following Silver Lake's acquisition of the company.

Geographically, we ended the quarter and fiscal year with approximately 78.7% of our holdings in Europe and the U.K., 6.4% in Asia, and 3.5% in Australasia. The remaining positions are in Japan with 4.8%, 5.4% in the Americas (Latin and Canada), and 1.2% in Africa/Middle East.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 103.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
INDUSTRIALS - 31.7%
CAPITAL GOODS - 18.6%
Konecranes OYJ (Finland)	1,392	$46,291
Duerr AG (Germany)	1,466	39,819
Travis Perkins PLC (United Kingdom)	3,560	36,680
Howden Joinery Group PLC (United Kingdom)	3,019	27,121
Fluidra SA (Spain)	1,277	26,147
Metso Oyj (Finland)	1,916	20,165
Babcock International Group PLC (United Kingdom) (a)	3,618	18,249
Sulzer AG (Switzerland)	166	15,902
dormakaba Holding AG (Switzerland)	30	14,776
		245,150
COMMERCIAL & PROFESSIONAL SERVICES - 13.1%
ISS AS (Denmark)	2,185	33,671
Loomis AB (Sweden)	1,157	31,199
Hays PLC (United Kingdom)	20,397	27,176
Applus Services SA (Spain)	2,361	24,715
Pagegroup PLC (United Kingdom)	3,509	17,948
SThree PLC (United Kingdom)	2,909	13,273
Mitie Group PLC (United Kingdom)	7,243	9,084
Randstad NV (Netherlands)	143	7,930
Adecco Group AG (Switzerland)	190	7,842
		172,838
		417,988
FINANCIALS - 20.2%
FINANCIAL SERVICES - 15.4%
Azimut Holding SpA (Italy)	2,006	43,858
Julius Baer Group Ltd. (Switzerland)	576	37,070
St. James's Place PLC (United Kingdom)	3,553	36,077
Nexi SpA (Italy) (a)	5,249	32,118
EFG International AG (Switzerland)	1,854	21,068
Euronext NV (Netherlands)	299	20,871
Intermediate Capital Group PLC (United Kingdom)	705	11,894
		202,956
BANKS - 4.3%
BNK Financial Group, Inc. (South Korea)	6,054	30,693
DGB Financial Group, Inc. (South Korea)	4,520	26,321
		57,014
INSURANCE - 0.5%
Talanx AG (Germany)	95	6,045
		266,015
CONSUMER DISCRETIONARY - 11.5%
AUTOMOBILES & COMPONENTS - 7.7%
Dometic Group AB (Sweden)	4,993	31,653
Vitesco Technologies Group AG (Germany) (a)	319	25,875
Pirelli & C SpA (Italy)	4,793	23,114
Autoliv, Inc. (Sweden)	215	20,705
		101,347
	Shares	Value
CONSUMER DURABLES & APPAREL - 2.4%
Gildan Activewear, Inc. (Canada)	716	$20,054
GN Store Nord AS (Denmark) (a)	678	12,273
		32,327
CONSUMER SERVICES - 1.1%
Wynn Macau Ltd. (China) (a)	14,917	14,287
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.3%
Wickes Group PLC (United Kingdom)	2,003	3,356
		151,317
INFORMATION TECHNOLOGY - 9.0%
SOFTWARE & SERVICES - 6.9%
Atea ASA (Norway)	3,124	39,023
TeamViewer SE (Germany) (a)	1,543	26,034
BIPROGY, Inc. (Japan)	729	18,208
Sapiens International Corp. NV (Israel)	264	7,497
		90,762
TECHNOLOGY HARDWARE & EQUIPMENT - 2.1%
Softwareone Holding AG (Switzerland)	1,369	27,135
		117,897
HEALTH CARE - 6.9%
HEALTH CARE EQUIPMENT & SERVICES - 5.6%
ConvaTec Group PLC (United Kingdom)	9,443	25,094
Ansell Ltd. (Australia)	1,654	23,527
Elekta AB, Class B (Sweden)	2,279	15,526
Medmix AG (Switzerland)	379	9,637
		73,784
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.3%
Grifols SA ADR (Spain) (a) (b)	1,809	16,534
		90,318
COMMUNICATION SERVICES - 6.5%
MEDIA & ENTERTAINMENT - 5.7%
Schibsted ASA, Class B (Norway)	1,145	23,890
oOh!media Ltd. (Australia)	22,867	20,804
Megacable Holdings SAB de CV (Mexico)	9,239	20,336
Hakuhodo DY Holdings, Inc. (Japan)	1,206	9,923
		74,953
TELECOMMUNICATION SERVICES - 0.8%
Sarana Menara Nusantara Tbk PT (Indonesia)	172,923	10,741
		85,694
CONSUMER STAPLES - 4.9%
FOOD, BEVERAGE & TOBACCO - 2.4%
JDE Peet's NV (Netherlands)	840	23,450
Strauss Group Ltd. (Israel) (a)	391	8,224
		31,674

See accompanying Notes to Financial Statements.

Oakmark.com 37

Oakmark International Small Cap Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.1% (continued)
CONSUMER STAPLES - 4.9% (continued)
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.4%
Sugi Holdings Co. Ltd. (Japan)	481	$19,102
HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	7,208	14,351
		65,127
MATERIALS - 3.8%
DS Smith PLC (United Kingdom)	9,346	32,740
Kansai Paint Co. Ltd. (Japan)	691	9,881
Titan Cement International SA (Belgium)	311	5,657
Essentra PLC (United Kingdom)	1,126	2,223
		50,501
REAL ESTATE - 2.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.6%
Colliers International Group, Inc. (Canada)	146	13,885
LSL Property Services PLC (United Kingdom)	3,634	11,528
IWG PLC (Switzerland) (a)	2,881	4,973
Katitas Co., Ltd. (Japan)	309	4,505
		34,891
TOTAL COMMON STOCKS - 97.1% (COST $1,261,532)		1,279,748
	Par Value	Value
SHORT-TERM INVESTMENT - 1.7%
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $22,285, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $22,721 (Cost: $22,275)	$22,275	22,275
TOTAL SHORT-TERM INVESTMENTS - 1.7% (COST $22,275)		22,275
TOTAL INVESTMENTS - 98.8% (COST $1,283,807)		1,302,023
Foreign Currencies (Cost $30,205) - 2.3%		30,389
Liabilities In Excess of Other Assets - (1.1)%		(15,051)
TOTAL NET ASSETS - 100.0%		$1,317,361

(a)  Non-income producing security.

(b)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

38 OAKMARK FUNDS

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Oakmark.com 39

  September 30, 2023

Fixed Income Market Commentary

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Today's environment poses distinct challenges in the short run, especially for investors anchored in value investing principles. Currently, the investment landscape is impacted by the effects of a Federal Reserve hike cycle initiated nearly two years ago, which was implemented to offset inflation. Yet, we are now in the midst of the most significant fixed income sell-off since the 1970s.

Fixed Income's Value Proposition

Historically, fixed income assets have served as the bedrock of many investment portfolios. However, the current climate has stoked fear of the potential for additional major losses. Most conversations with anxious investors and the media now center around short-term market variables—oversupply, new bond issuance, interpretations of Federal Reserve guidance, and dot plots, to name a few. The shift away from fundamentals is noticeable.

Although fixed income's immediate future might appear clouded, it's important to note that Oakmark does not engage in near-term forecasting. Instead, we emphasize long-term value investing, and typically, when the investment community leans heavily into short-term concerns, opportunities in long-term value investing emerge.

So, let's step back and evaluate the inherent value proposition of fixed income. Although most people associate value investing predominantly with stocks, it's an equally crucial concept in bond investing. As Howard Marks wisely put it, investing intelligently is about determining an asset's genuine value and securing it for less than that amount. This calls for a consistent approach, especially when temporary factors have created short-term price swings.

We believe that government and high-quality U.S. bonds have stronger long-term value now than they've exhibited in over a decade. Our view surely runs counter to natural instincts to sell and move to cash, especially given the rising rates and lower prices that continue week after week. Yet, the essence of value investing is acquiring assets at or below their true worth, ensuring a sizeable safety net. Real yields now offer that safety net. After averaging negative real returns over the previous decade, U.S. government bonds now guarantee over 2% annual real rates of returns beyond inflation forecasts for every spot on the duration curve (see Figure 1). High-quality corporations, which have historical default rates below 2%, are now providing over 4% yields to investors adjusted for inflation.

Figure 1: Real Yields in U.S. Government Treasurys

What investors are compensated for over inflation expectations

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Mar-22
Sep-22
Mar-23
5 Year Real Rates US Treasuries
10 Year Real Rates US Treasuries
30 Year Real Rates US Treasuries

Source: Bloomberg; U.S. Treasurys real rates, H15 index (5 year, 10 year, 30 year); dates depicted 3/31/2010—8/31/2023

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

40 OAKMARK FUNDS

  September 30, 2023

Fixed Income Market Commentary (continued)

Inflation: Don't Fight the Fed

But the significant jump in value vis-a-vis both real and nominal yields (see Figure 2) is mostly being ignored. Instead, the focus seems to be on short-term phenomena like supply imbalances, technical trading levels, structural shifts in the labor markets, disruptions in the global supply chain, and even the largely theoretical discussions on the potential impacts of quantitative tightening (QT). There's a clear fixation—almost a panic—about the risks of more inflation, and it dominates much of the discourse.

Figure 2: Nominal Yields for High-Quality Fixed Income

Yields are now significantly above the post global financial crisis highs

Source: Bloomberg; LUMSYW Index—Bid Price, LCB1YW Index—Last Price; dates depicted 3/31/2010—9/29/2023

However, despite the persistent "inflation-forever" discussions, it's imperative to recognize the Federal Reserve's unwavering commitment to its 2% inflation target. The well-known mantra, "Don't fight the Fed," is timely. Historically, even though the Federal Reserve might sometimes be delayed in its actions, it inevitably meets its objectives. Those challenging Chairman Jerome Powell's stance on the 2% mandate might want to reconsider; past events reveal that doubting the Fed's eventual victory often results in both one's pride and one's pocketbook taking a hit. Simply put, the Fed will achieve its mandate and either inflation will 1) continue to slow gradually, providing the Fed with a smooth transition (aka "soft landing") or 2) buckle under prolonged restrictive monetary policies. When will this happen? It's hard to pin down. Yet, a significant reduction in policy rates, as aligned with the Fed's intentions, appears inevitable over the medium term one way or the other. If our assessment holds, long-term investors like Oakmark, who focus on the bigger picture rather than timing the market or chasing quarterly trends, have a wealth of opportunities in top-tier fixed income assets.

Driving Income: Yield Counts

Income, too, forms an indispensable part of the value proposition today. Yields have risen across the fixed income landscape, emphasizing that the value isn't solely in potential price returns. Suppressed rates in the post-global financial crisis era have overshadowed this element, but its significance for fixed income's value proposition should not be ignored. Higher yields inherently mean a margin of safety. There is a built-in cushion with these assets, and that cushion puts them in line with Oakmark's core principles of value investing.

Take leveraged loans as an example. Due to the rate increases over the past two years, our top picks in the high-quality leveraged-loan category now offer yields ranging from 6.5% to 7.5%. We assess their default risk to be in line with many of our investment-grade corporate bonds that produce considerably less recurring income. Though callability caps their price appreciation potential, the steady income they generate in the current rate environment provides substantial intrinsic value.

In the face of a possible extended period of elevated interest rates, the dual pillars of capital appreciation and income will undeniably shape the value narrative for fixed income assets. Past lessons illuminate this dynamic. Reflecting on the bond bear market of the 1970s, those who steadfastly reinvested their income not only preserved their capital but saw it substantially grow by the time Volker initiated his anti-inflation measures—a vivid testament to the enduring power of compounding and reinvested interest, even amid ascending yields.

Though fraught with challenges, the current fixed income landscape unveils unique opportunities for astute investors who are committed to value principles. Amid the cacophony of short-term concerns and the specter of inflation, the true north of value investing endures: pinpointing intrinsic value and harnessing the sustained might of income. As yields ascend and real rates bolster the safety net, bonds emerge not merely as tools for hedging or dampening volatility, but as arenas ripe for genuine value discovery.

OPINION PIECE

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 41

Oakmark Equity and Income Fund  September 30, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	-1.87%	14.40%	9.45%	5.86%	6.42%	9.31%	11/01/95
Lipper Balanced Fund Index[22]	-2.79%	11.29%	3.57%	4.90%	6.09%	6.58%
S&P 500 Index[4]	-3.27%	21.62%	10.15%	9.92%	11.91%	9.43%
Bloomberg U.S. Govt./Credit Index[23]	-3.00%	0.93%	-5.32%	0.41%	1.31%	4.15%
Oakmark Equity and Income Fund (Advisor Class)	-1.81%	14.70%	9.71%	6.06%	N/A	6.92%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	-1.78%	14.73%	9.74%	6.10%	N/A	6.96%	11/30/16
Oakmark Equity and Income Fund (R6 Class)	-1.78%	14.77%	N/A	N/A	N/A	5.23%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[7]	% of Net Assets
Alphabet, Inc., Class A	3.3
Glencore PLC	2.7
Charter Communications, Inc., Class A	2.6
Bank of America Corp.	2.5
Fiserv, Inc.	2.1
KKR & Co., Inc.	1.9
Reinsurance Group of America, Inc.	1.8
Ally Financial, Inc.	1.7
Capital One Financial Corp.	1.6
Carlisle Cos., Inc.	1.6
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	49
Net Assets	$6.0 billion
Weighted Average Market Cap	$177.2 billion
Median Market Cap	$32.2 billion
Expense Ratio - Investor Class*^	0.83%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	18.1
Consumer Discretionary	10.0
Communication Services	9.7
Industrials	4.7
Health Care	4.7
Materials	4.2
Information Technology	2.2
Energy	1.9
Consumer Staples	1.3
Real Estate	1.3
Total Equity Investments	58.1
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	16.3
Government and Agency Securities	9.1
Asset Backed Securities	4.2
Collateralized Mortgage Obligations	4.0
Mortgage-Backed Securities	3.2
Bank Loans	1.6
Total Fixed Income Investments	38.4
Short-Term Investments and Other	3.4

See accompanying Disclosures and Endnotes on page 103.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2023

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakbx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oakbx@oakmark.com

The purpose of the Oakmark Equity and Income Fund ("the Fund") is to (1) protect capital during market downturns, (2) compound capital at an attractive rate over long time horizons, and (3) deliver a competitive income stream for our shareholders. Over long time horizons, stock and bond returns are not highly correlated with one another. Bonds typically rise in price when investors anticipate economic weakness, and stocks typically outperform when anticipating economic recoveries. This dynamic helps to provide ballast during uncertain or "risk-off" market environments, protecting capital so that the Fund can increase its equity allocation at times when stocks are most undervalued. Every investment we make—no matter where it sits within the capital structure—is evaluated using the same rigorous, value-oriented framework that we've been successfully executing for the past 30+ years at Oakmark.

The Oakmark Equity and Income Fund has the flexibility to fluctuate its equity exposure between 40-75% depending on how fruitful the opportunity set is. There were times, such as during 2007-2008, when we believed fixed income provided a more attractive risk-reward than equities, and we reduced our equity weighting to around 50%. And there were times, like most of the decade following the global financial crisis (GFC), when we saw greater value in equities and correspondingly increased our equity weighting to 65-70%.

This ability to shift across asset classes is an advantage of our balanced strategy—and one that has been easy to overlook for the past 10-15 years. But clients should not mistake the past decade of elevated equity weightings as a sign that we have abandoned our flexible approach. Rather, we have viewed the past 10-15 years as a highly unusual period, characterized by abnormally low nominal rates, negative real rates and a dividend yield on the S&P 500 Total Return Index that often exceeded the long bond yield. All of this suggested to us that the conventional wisdom on stocks and bonds needed to be inverted: long-duration bonds with negative real yields could pose substantial portfolio risk, and undervalued equities with strong real return potential could provide ballast. As a result, we kept our allocation to fixed income low and our duration short, with duration at less than half the benchmark level. We believe the outperformance of equities over fixed income in the post-GFC era vindicated that decision.

Today, fixed income looks more attractive than it has in more than a decade. Nominal rates have risen well above the zero bound, real rates—adjusted for inflation—are in positive territory, and the yield on our fixed income portfolio is approaching the earnings yield of the S&P 500 Total Return Index. History suggests that higher yields result in increased prospective absolute returns, and we are optimistic about the outlook for our fixed income holdings. We once again see value in its ability to dampen portfolio volatility and provide ballast through a downturn. It follows that fixed income is now competing far better for real estate within our Fund. We've lowered our equity exposure down to around 60%, a roughly neutral state for the Fund, and we have increased our fixed income duration to 5.17. And while spreads don't look exceptionally attractive in many pockets of the fixed income market, we continue to find idiosyncratic issues that meet our undervaluation criteria.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 43

Oakmark Equity and Income Fund  September 30, 2023

Portfolio Manager Commentary (continued)

Oakmark Equity and Income Fund Asset Allocation:

As of November 30, 1995-September 30, 2023

It is worth contrasting our flexible approach with one of the more popular balanced products of the last decade: target date funds. In the case of target date funds, investors really should interpret more consistent weightings across asset classes as a permanent lack of flexibility. Our mandate allows us to shift the portfolio based on market conditions. In contrast, target date funds are blind to varying market opportunities. This difference may not have mattered much over the past decade, but we think it will matter more over the next one.

We go where the value leads us. And just as we shift weightings depending on the opportunity set across asset classes, we shift our portfolios to take advantage of the best opportunities within asset classes. The evolution of our equity portfolio holdings over the past two years provides a nice example of this in action. We have long adhered to a broader definition of "value" than many of our peers. To us, a value investment is simply a business that trades below our estimate of its intrinsic value. This can include businesses that are cheap on traditional financial metrics (such as Capital One or Lithia Motors) as well as non-traditional value investments in which particular conditions, such as fast growth or poor accounting, masks a company's underlying profitability (like Alphabet or Amazon).

As is the case with fixed income and equity markets, these two categories of equity investments can perform very differently over short periods of time, creating opportunities for investors with a flexible mandate. This was the case during the second half of last year when we saw unusually attractive values in some faster growing, tech-oriented businesses—our so-called non-traditional value bucket. We responded by meaningfully increasing the weightings of these holdings within our equity portfolio. This year, after the strong performance of faster growers, we're finding greater opportunities in more traditional value sectors, like financials (both banks and non-banks) and energy. Many of our holdings in these areas are deeply out of favor and still trade for single-digit multiples of mid-cycle earnings. Our equity portfolio is once again shifting accordingly. To be clear, we aren't making our investment decisions based on a specific top-down view of markets or sectors. Rather, we're searching for the best risk-adjusted return opportunities in the market through a bottom-up lens and then allocating capital accordingly. You'll find a more detailed description of our recent additions to the portfolio in the following section.

As always, we encourage our readers to establish an appropriate asset allocation between stocks and bonds based on their personal risk tolerance and objectives. Whether investors delegate the decision to us, manage their own capital or use a third party for investment advice, we believe that they should be using periods of extreme volatility to rebalance their portfolio toward the cheaper opportunity set. Doing so will allow investors to restore their portfolio to its intended asset allocation and capitalize on market dislocations.

Quarterly Review & Transaction Activity:

The Oakmark Equity and Income Fund ("the Fund") returned –1.87% during the quarter, compared to the –2.79% return of the Lipper Balanced Fund Index. For the fiscal year, the Fund's return is 14.40%, compared to an 11.29% return for the Lipper Index. We are proud of the fact that since the inception of the Fund in 1995, our compounded annual return of 9.31% has outperformed the Lipper Index by 273 basis points per annum.

The largest contributors to return in the quarter were Charter Communications and Alphabet, while the largest detractors were General Motors and TE Connectivity. From a sector perspective, energy and communication services contributed the most to our total return for the quarter while consumer discretionary and health care detracted the most. For the fiscal year, the Fund's highest contributing securities were Alphabet and HCA Healthcare, while the biggest detractors were Bank of America and Sealed Air. Our investments in the consumer discretionary and communications sectors were our strongest contributors. No individual sector detracted from our total return over the fiscal year period. We continue to own each of these investments given their discounts to our estimate of business value.

We had one corporate action to report this quarter. Existing portfolio holding BorgWarner spun-off its fuel systems and aftermarket business into a new publicly traded company

See accompanying Disclosures and Endnotes on page 103.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2023

Portfolio Manager Commentary (continued)

named Phinia. Phinia is a well-managed business that trades for just a mid-single-digit multiple of our estimate of normal earnings. We continue to hold shares in the company given that it trades well below our estimate of intrinsic value.

We initiated five new holdings and eliminated two others during the third quarter. Specifically, we sold our positions in PDC Energy (now Chevron) and Workday as each investment approached our estimate of intrinsic value. We believe our recent purchases, described below, are more attractive on a risk-adjusted return basis.

Corteva Inc.

Corteva is a leading provider of seed and crop protection chemicals. We believe the seed and crop protection markets have sizeable barriers to entry due to the duration and magnitude of investment required to compete. Both industries require constant innovation: Farmers expect seed yield improvement each year, while nature develops immunity to crop protection chemicals over time. As a result, advantages accrue to the largest players with the most R&D resources. Within this context, we believe Corteva is very well positioned. The company has scale, well-recognized brands, a loyal customer base, and a promising R&D pipeline. In addition, we see idiosyncratic opportunities for Corteva to improve its profitability over time, and we believe the current management team is executing well against this opportunity. More recently, the stock has been pressured by near-term headwinds related to inventory destocking and declining crop prices. We see this weakness as an opportunity to invest in a high-quality and defensible business at a discount to both its own historical trading multiple and private market transactions.

Centene Corporation

Centene is one of the largest health insurers in the U.S. The company specializes in three major government-sponsored programs: Medicaid, Marketplace and Medicare Advantage. Each of these benefits from long-term secular tailwinds. In Medicaid, states are steadily outsourcing their programs to managed care companies, like Centene, as it helps states reduce costs and improve care quality. Indeed, Managed Medicaid penetration has increased from 25% of total Medicaid spend in 2010 to 60% today, and we expect further gains over time. In Marketplace, growth is driven by the trend toward more individuals buying health insurance. Centene holds the #1 market share in both of these programs and is well positioned to capitalize on their continued growth. The stock trades for 10x consensus 2024 EPS10, but this doesn't tell the whole story. Past missteps in Centene's Medicare business will result in that segment losing $0.80 per share next year. We believe Centene can turn Medicare around and generate positive earnings in the next few years. This could increase EPS by more than $1 per share and reduce the P/E ratio1 to just 8.5x. We think that's too cheap for a business that generates healthy returns on capital and is capable of growing EPS at a low double-digit rate.

Kroger Co.

Kroger is the second-largest grocery retailer in America behind only Walmart. Although the grocery industry is highly competitive, Kroger's scale advantages allow it to offer a more compelling value proposition than smaller peers and earn higher returns on capital. In recent years, the market has assigned Kroger a lower multiple due to concerns that e-commerce would disrupt traditional brick-and-mortar grocery. However, we believe the company's performance through the pandemic highlighted that its store footprint, distribution infrastructure, technology investments and strong brand all position the company well for a world with higher online grocery adoption. The stock trades for just 10x our estimate of next year's EPS, which we believe is attractive given Kroger's competitive positioning and earnings growth outlook. The pending merger with Albertsons has the potential to drive accelerated earnings growth and further scale advantages. If the merger is not approved, the company will have the capacity to return approximately 25% of its market cap to shareholders.

Brunswick Corporation

Brunswick is the leading manufacturer of marine engines, boats, and related parts and accessories. The company is commonly viewed as a cyclical boat manufacturer, but the business has evolved in recent years such that most of its profits now come from its outboard engine and aftermarket segments. These are high-quality businesses in which Brunswick has material competitive advantages and generates high returns on invested capital. The Mercury outboard business is the crown jewel. Over the past decade, Mercury has taken advantage of its leading scale to fund large investments in R&D and product development. These investments have driven consistent market share gains and enabled Mercury to carve out a dominant position in the fast-growing, high-horsepower part of the outboard market. Meanwhile, Brunswick has grown its parts and accessories business through attractive acquisitions that benefit from its broad-based distribution. The combination has shifted the business mix toward more resilient and faster growing profit streams that we believe are underappreciated today. The combination of recession fears and a stale business perception provided us with an opportunity to buy this high-quality franchise at a single-digit multiple of our estimate of mid-cycle earnings power. In our view, this is an attractive price for such a strong franchise.

Interpublic Group

Interpublic Group (IPG) is one of the largest advertising holding companies in the world. It has led the industry in both organic revenue growth and operating margin expansion for several years. We believe that this outperformance has been driven by the company's collaborative approach across agency teams, focus on maintaining leading creative capabilities, and more transparent media buying relative to competitors. In addition, we think that IPG's "build rather than buy" approach to digital and expertise in data management (further enhanced by its acquisition of Acxiom) has further differentiated the company. Although revenue growth has slowed recently due to reduced spending by tech and telecom clients and related softness at certain specialist agencies, we expect IPG to return to faster growth later this year and into 2024. At only 10x our estimate of normal earnings, the company trades well below our estimate of intrinsic value.

We take into consideration the tax efficiency of the Fund to help maximize after-tax returns. As a result, we do not anticipate paying a capital gains distribution this year.

As always, we thank our fellow shareholders for investing with us in the Oakmark Equity and Income Fund.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 45

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 58.2%
FINANCIALS - 18.1%
FINANCIAL SERVICES - 11.2%
Fiserv, Inc. (a)	1,094	$123,601
KKR & Co., Inc.	1,905	117,348
Ally Financial, Inc.	3,768	100,528
Capital One Financial Corp.	1,018	98,748
Intercontinental Exchange, Inc.	831	91,416
Corebridge Financial, Inc.	2,790	55,108
State Street Corp.	653	43,738
BlackRock, Inc.	50	32,001
Charles Schwab Corp.	181	9,953
		672,441
INSURANCE - 4.4%
Reinsurance Group of America, Inc.	736	106,874
American International Group, Inc.	1,562	94,681
Willis Towers Watson PLC	298	62,312
		263,867
BANKS - 2.5%
Bank of America Corp.	5,549	151,930
		1,088,238
CONSUMER DISCRETIONARY - 10.0%
AUTOMOBILES & COMPONENTS - 4.4%
BorgWarner, Inc.	2,199	88,786
General Motors Co.	2,272	74,921
Thor Industries, Inc.	635	60,382
Lear Corp.	182	24,361
Phinia, Inc.	466	12,480
		260,930
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 2.8%
Amazon.com, Inc. (a)	735	93,484
Lithia Motors, Inc.	259	76,461
		169,945
CONSUMER DURABLES & APPAREL - 1.5%
Carter's, Inc.	846	58,522
Brunswick Corp.	402	31,734
		90,256
CONSUMER SERVICES - 1.3%
Wendy's Co.	3,922	80,044
		601,175
COMMUNICATION SERVICES - 9.7%
MEDIA & ENTERTAINMENT - 9.7%
Alphabet, Inc., Class A (a)	1,515	198,253
Charter Communications, Inc., Class A (a)	354	155,740
Comcast Corp., Class A	1,760	78,043
Interpublic Group of Cos., Inc.	1,973	56,543
Warner Music Group Corp., Class A	1,733	54,426
Warner Bros. Discovery, Inc. (a)	3,861	41,925
		584,930
	Shares	Value
INDUSTRIALS - 4.8%
CAPITAL GOODS - 3.5%
Carlisle Cos., Inc.	378	$97,989
Masco Corp.	1,323	70,709
Parker-Hannifin Corp.	110	42,652
		211,350
COMMERCIAL & PROFESSIONAL SERVICES - 1.3%
OPENLANE, Inc. (a)	2,924	43,626
ABM Industries, Inc.	841	33,632
		77,258
		288,608
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 2.6%
Centene Corp. (a)	933	64,265
Baxter International, Inc.	1,509	56,931
HCA Healthcare, Inc.	130	32,027
		153,223
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
IQVIA Holdings, Inc. (a)	435	85,606
Danaher Corp.	173	42,921
		128,527
		281,750
MATERIALS - 4.2%
Glencore PLC	28,371	162,657
Corteva, Inc.	1,215	62,134
Sealed Air Corp.	897	29,482
		254,273
INFORMATION TECHNOLOGY - 2.2%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.6%
TE Connectivity Ltd.	778	96,091
SOFTWARE & SERVICES - 0.6%
Oracle Corp.	365	38,693
		134,784
ENERGY - 1.9%
EOG Resources, Inc.	619	78,401
ConocoPhillips	305	36,551
		114,952
CONSUMER STAPLES - 1.3%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.3%
Kroger Co.	1,775	79,440
REAL ESTATE - 1.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Howard Hughes Holdings, Inc. (a)	1,028	76,224
TOTAL COMMON STOCKS - 58.2% (COST $2,652,771)		3,504,374

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Shares	Value
PREFERRED STOCKS - 0.1%
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp. (b), 7.00%	224	$5,060
TOTAL PREFERRED STOCKS - 0.1% (COST $6,229)		5,060
	Par Value	Value
FIXED INCOME - 38.4%
CORPORATE BONDS - 16.3%
FINANCIALS - 4.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.40%, due 10/29/33	$15,500	11,990
2.45%, due 10/29/26	12,500	11,196
5.75%, due 06/06/28	4,000	3,908
Ally Financial, Inc. 4.70%(5 yr. CMT + 3.868%) (b) (c)	23,750	16,298
6.992%(SOFR + 3.260%), due 06/13/29 (c)	9,250	9,051
4.70%(7 yr. CMT + 3.481%) (b) (c)	2,000	1,252
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (d)	20,373	15,363
Bank Of America Corp. 2.551% (SOFR + 1.050%), due 02/04/28 (c)	13,575	12,104
Bank of America Corp. 4.45%, due 03/03/26	5,000	4,816
Charles Schwab Corp. 5.853% (SOFR + 2.500%), due 05/19/34 (c)	23,750	22,584
Citigroup, Inc. 7.625%(5 yr. CMT + 3.211%) (b) (c)	14,500	14,146
3.40%, due 05/01/26	15,000	14,089
3.352%(3 mo. USD Term SOFR + 1.158%), due 04/24/25 (c)	6,360	6,247
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	5,777
Equitable Financial Life Global Funding, 144A 1.70%, due 11/12/26 (d)	15,000	13,061
First Citizens BancShares, Inc. 3.375% (3 mo. USD Term SOFR + 2.465%), due 03/15/30 (c)	15,000	13,992
Goldman Sachs Group, Inc. 1.948%(SOFR + 0.913%), due 10/21/27 (c)	13,500	11,920
3.615%(SOFR + 1.846%), due 03/15/28 (c)	7,200	6,643
JPMorgan Chase & Co. 1.47% (SOFR + 0.765%), due 09/22/27 (c)	31,000	27,159
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (d)	9,000	8,174
Morgan Stanley 5.164% (SOFR + 1.590%), due 04/20/29 (c)	9,350	8,995
Pershing Square Holdings Ltd., 144A 3.25%, due 11/15/30 (d)	14,000	10,586
	Par Value	Value
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	$6,900	$5,712
3.95%, due 09/15/26	4,905	4,632
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 144A 4.00%, due 10/15/33 (d)	7,075	5,343
Stifel Financial Corp. 4.00%, due 05/15/30	12,242	10,347
Truist Financial Corp. 5.867% (SOFR + 2.361%), due 06/08/34 (c)	9,750	9,177
Wells Fargo & Co. 2.393% (SOFR + 2.100%), due 06/02/28 (c)	11,000	9,647
		294,209
INDUSTRIALS - 3.7%
AutoNation, Inc. 3.85%, due 03/01/32	11,750	9,550
Bacardi Ltd., 144A 4.45%, due 05/15/25 (d)	4,900	4,755
BAT Capital Corp. 2.259%, due 03/25/28	2,975	2,516
3.557%, due 08/15/27	1,835	1,679
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,018
Boeing Co. 5.805%, due 05/01/50	25,000	22,638
Carlisle Cos., Inc. 2.20%, due 03/01/32	21,055	15,949
Delta Air Lines, Inc./SkyMiles IP Ltd, 144A 4.75%, due 10/20/28 (d)	18,081	17,183
Fortune Brands Innovations, Inc. 4.00%, due 06/15/25	13,430	12,950
5.875%, due 06/01/33	10,000	9,631
GXO Logistics, Inc. 1.65%, due 07/15/26	6,750	5,931
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (d)	18,500	14,915
3.75%, due 05/01/29 (d)	9,000	7,783
Howmet Aerospace, Inc. 3.00%, due 01/15/29	23,560	19,943
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl, 144A 6.75%, due 03/15/34 (d)	3,750	3,649
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75%, due 04/01/33	5,000	4,573
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,842
MIWD Holdco II LLC/MIWD Finance Corp., 144A 5.50%, due 02/01/30 (d)	8,000	6,610
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	31,350	25,175
United Parcel Service, Inc. 4.875%, due 03/03/33	6,350	6,117
Viterra Finance BV, 144A 5.25%, due 04/21/32 (d)	13,150	12,117
2.00%, due 04/21/26 (d)	11,400	10,273
		219,797

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.4% (continued)
CORPORATE BONDS - 16.3% (continued)
CONSUMER DISCRETIONARY - 2.8%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (d)	$9,900	$10,058
AutoNation, Inc. 1.95%, due 08/01/28	4,940	4,024
Booking Holdings, Inc. 3.55%, due 03/15/28	9,950	9,262
4.625%, due 04/13/30	4,950	4,699
Brunswick Corp. 2.40%, due 08/18/31	35,813	26,217
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (d)	2,980	2,502
5.125%, due 05/01/27 (d)	250	233
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.20%, due 03/15/28	9,950	9,133
Expedia Group, Inc. 4.625%, due 08/01/27	18,526	17,666
3.25%, due 02/15/30	5,860	4,956
5.00%, due 02/15/26	4,334	4,244
Lear Corp. 2.60%, due 01/15/32	6,935	5,236
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (d)	8,540	7,198
4.625%, due 12/15/27 (d)	2,980	2,721
M/I Homes, Inc. 3.95%, due 02/15/30	7,100	5,779
Marriott International, Inc. 2.75%, due 10/15/33	13,750	10,375
4.625%, due 06/15/30	9,400	8,659
MGM Resorts International 4.75%, due 10/15/28	13,875	12,224
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (d)	17,250	14,210
ZF North America Capital, Inc., 144A 6.875%, due 04/14/28 (d)	9,250	9,051
		168,447
ENERGY - 1.5%
Apache Corp. 5.35%, due 07/01/49	10,000	7,661
Boardwalk Pipelines LP 3.60%, due 09/01/32	3,798	3,098
Chesapeake Energy Corp. 6.75%, due 04/15/29 (d)	8,000	7,829
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (d)	14,525	13,667
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (d)	14,750	11,245
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (d)	20,000	16,865
Parsley Energy LLC/Parsley Finance Corp., 144A 4.125%, due 02/15/28 (d)	26,312	24,148
PDC Energy, Inc. 5.75%, due 05/15/26	6,215	6,194
		90,707
	Par Value	Value
REAL ESTATE - 1.1%
Alexandria Real Estate Equities, Inc. 4.75%, due 04/15/35	$9,892	$8,697
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	8,333
Cushman & Wakefield US Borrower LLC, 144A 6.75%, due 05/15/28 (d)	15,000	13,839
GLP Capital LP/GLP Financing II, Inc. REIT 4.00%, due 01/15/31	9,425	7,846
5.25%, due 06/01/25	4,975	4,872
5.75%, due 06/01/28	4,975	4,770
5.375%, due 04/15/26	3,925	3,806
Howard Hughes Corp., 144A 4.375%, due 02/01/31 (d)	4,250	3,261
5.375%, due 08/01/28 (d)	3,400	2,996
RHP Hotel Properties LP/RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (d)	10,875	9,319
		67,739
MATERIALS - 0.6%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (d)	18,750	16,003
3.875%, due 03/16/29 (d)	1,000	896
Celanese U.S. Holdings LLC 6.379%, due 07/15/32	4,630	4,461
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (d)	10,000	7,718
3.875%, due 10/27/27 (d)	4,950	4,580
		33,658
CONSUMER STAPLES - 0.5%
Altria Group, Inc. 2.45%, due 02/04/32	30,400	22,933
Dollar General Corp. 5.45%, due 07/05/33	3,511	3,243
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (d)	4,000	3,989
		30,165
COMMUNICATION SERVICES - 0.4%
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.30%, due 02/01/32	8,665	6,315
4.908%, due 07/23/25	2,985	2,917
Meta Platforms, Inc. 4.95%, due 05/15/33	10,000	9,583
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	4,849
		23,664
HEALTH CARE - 0.3%
Baxter International, Inc. 2.539%, due 02/01/32	6,830	5,289
Embecta Corp., 144A 5.00%, due 02/15/30 (d)	6,602	5,150
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	3,919	3,015
Universal Health Services, Inc. 1.65%, due 09/01/26	7,750	6,831
		20,285

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.4% (continued)
CORPORATE BONDS - 16.3% (continued)
INFORMATION TECHNOLOGY - 0.3%
Apple, Inc. 2.65%, due 02/08/51	$6,000	$3,639
Broadcom, Inc., 144A 3.469%, due 04/15/34 (d)	9,955	7,819
Micron Technology, Inc. 2.703%, due 04/15/32	3,500	2,673
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.50%, due 05/11/31	3,750	2,928
		17,059
UTILITIES - 0.2%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (d)	2,400	2,319
Southern Co. 3.75% (5 yr. CMT + 2.915%), due 09/15/51 (c)	13,750	11,992
		14,311
Total Corporate Bonds (Cost $1,111,637)		980,041
GOVERNMENT AND AGENCY SECURITIES - 9.1%
U.S. GOVERNMENT NOTES - 5.3%
U.S. Treasury Notes 3.125%, due 08/15/25	142,000	136,992
2.25%, due 11/15/24	75,000	72,451
2.875%, due 05/15/32	75,000	65,833
3.50%, due 02/15/33	50,000	45,875
		321,151
U.S. GOVERNMENT BONDS - 3.8%
U.S. Treasury Bonds 3.625%, due 02/15/53	100,000	82,703
2.75%, due 08/15/42	90,000	65,981
3.875%, due 02/15/43	50,000	43,516
3.00%, due 08/15/52	45,000	32,790
		224,990
Total Government and Agency Securities (Cost $605,022)		546,141
ASSET BACKED SECURITIES - 4.2%
LAD Auto Receivables Trust, Series 2022-1A-Class A, 144A, 5.21%, due 06/15/27 (d)	17,876	17,740
Ford Credit Auto Owner Trust, Series 2023-B-Class C, 5.71%, due 12/15/30	11,410	11,245
Carvana Auto Receivables Trust, Series 2021-N2-Class E, 144A, 2.90%, due 03/10/28 (d)	11,650	10,694
Hpefs Equipment Trust, Series 2023-1A-Class B, 144A, 5.73%, due 04/20/28 (d)	10,000	9,998
CCG Receivables Trust, Series 2023-1-Class B, 144A, 5.99%, due 09/16/30 (d)	10,000	9,884
	Par Value	Value
Ford Credit Auto Owner Trust, Series 2023-A-Class C, 5.51%, due 09/15/30	$10,000	$9,788
Santander Drive Auto Receivables Trust, Series 2022-3-Class C, 4.49%, due 08/15/29	10,000	9,663
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (d)	9,500	9,349
CarMax Auto Owner Trust , Series 2023-1-Class D, 6.27%, due 11/15/29	8,500	8,272
Hpefs Equipment Trust, Series 2023-2A-Class-C, 144A, 6.48%, due 01/21/31 (c) (d)	8,000	8,006
CCG Receivables Trust, Series 2023-1-Class C, 144A, 6.28%, due 09/16/30 (d)	8,000	7,908
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (d)	7,250	7,125
CPS Auto Receivables Trust, Series 2022-B-Class E, 144A, 7.14%, due 10/15/29 (d)	7,250	6,922
CPS Auto Receivables Trust, Series 2022-A-Class E, 144A, 4.88%, due 04/16/29 (d)	7,500	6,781
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class C, 144A, 7.30%, due 04/20/40 (d)	6,577	6,535
Carmax Auto Owner Trust, Series 2023-3-Class C, 5.61%, due 02/15/29	6,330	6,228
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	6,000	5,849
CarMax Auto Owner Trust , Series 2023-1-Class C, 5.19%, due 01/16/29	6,000	5,834
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	5,750	5,588
Hpefs Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (d)	5,500	5,467
Ford Credit Auto Owner Trust, Series 2022-D-Class C, 6.46%, due 05/15/30	5,300	5,305
Carvana Auto Receivables Trust, Series 2023-P2-Class C, 144A, 5.84%, due 07/10/29 (d)	4,982	4,791
CCG Receivables Trust, Series 2022-1-Class B, 144A, 4.42%, due 07/16/29 (d)	5,000	4,780
Hpefs Equipment Trust, Series 2023-2A-Class-D, 144A, 6.97%, due 07/21/31 (c) (d)	4,750	4,757
CarMax Auto Owner Trust , Series 2022-2-Class D, 4.75%, due 10/16/28	5,000	4,726
Carvana Auto Receivables Trust, Series 2023-P4-Class D, 144A, 7.37%, due 10/10/30 (c) (d)	4,740	4,714

See accompanying Notes to Financial Statements.

Oakmark.com 49

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.4% (continued)
ASSET BACKED SECURITIES - 4.2% (continued)
CPS Auto Receivables Trust, Series 2023-C-Class D, 144A, 6.77%, due 10/15/29 (d)	$4,750	$4,698
Carvana Auto Receivables Trust, Series 2023-P2-Class D, 144A, 6.72%, due 06/10/30 (d)	4,000	3,903
GreatAmerica Leasing Receivables Funding LLC, Series 2023-1-Class B, 144A, 5.21%, due 03/15/30 (d)	4,000	3,859
CPS Auto Receivables Trust, Series 2023-C-Class E, 144A, 9.66%, due 02/18/31 (c) (d)	3,750	3,713
CarMax Auto Owner Trust , Series 2023-2-Class C, 5.57%, due 11/15/28	3,750	3,654
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class D, 144A, 9.72%, due 04/20/40 (d)	3,629	3,634
CarMax Auto Owner Trust , Series 2023-2-Class D, 6.55%, due 10/15/29	3,610	3,524
CPS Auto Receivables Trust, Series 2022-C-Class E, 144A, 9.08%, due 04/15/30 (d)	3,000	3,009
Carmax Auto Owner Trust, Series 2023-3-Class D, 6.44%, due 12/16/30	3,000	2,956
GreatAmerica Leasing Receivables Funding LLC, Series 2023-1-Class C, 144A, 5.50%, due 03/17/31 (d)	3,000	2,895
CCG Receivables Trust, Series 2022-1-Class C, 144A, 4.67%, due 07/16/29 (d)	3,000	2,849
Carvana Auto Receivables Trust, Series 2023-P3-Class B, 144A, 5.97%, due 09/10/29 (d)	2,750	2,708
Carvana Auto Receivables Trust, Series 2023-P3-Class C, 144A, 6.09%, due 11/13/29 (d)	2,675	2,632
Carvana Auto Receivables Trust, Series 2023-P4-Class N, 144A, 8.05%, due 10/10/30 (d)	1,618	1,618
Carvana Auto Receivables Trust, Series 2023-P3-Class N, 144A, 8.05%, due 08/12/30 (c) (d)	1,222	1,222
Carvana Auto Receivables Trust, Series 2021-N3-Class C, 1.02%, due 06/12/28	1,269	1,167
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,247	1,155
Carvana Auto Receivables Trust, Series 2020-P1-Class D, 1.82%, due 09/08/27	1,250	1,119
Carvana Auto Receivables Trust, Series 2023-P3-Class D, 144A, 6.82%, due 08/12/30 (d)	1,000	985
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class C, 144A, 6.36%, due 06/20/40 (d)	985	967
	Par Value	Value
Carvana Auto Receivables Trust, Series 2023-P2-Class N, 144A, 8.64%, due 06/10/30 (d)	$881	$881
Carvana Auto Receivables Trust, Series 2021-P2-Class D, 2.02%, due 05/10/28	605	521
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (d)	492	486
Total Asset Backed Securities (Cost $254,528)		252,104
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-159-Class A2 4.50%, due 07/25/33 (c)	41,800	39,349
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-147-Class A2 3.00%, due 06/25/32 (c)	40,000	33,717
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-155-Class A2 4.25%, due 04/25/33	27,000	24,945
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	32,850	23,363
Bank, Series 2022-BNK40-Class A4 3.507%, due 03/15/64 (c)	26,302	21,941
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-148-Class A2 3.50%, due 07/25/32 (c)	20,000	17,531
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA5-Class M1A, 144A 8.265% (30 day USD SOFR Average + 2.950%), due 06/25/42 (c) (d)	14,854	15,237
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-145-Class A2 2.58%, due 05/25/32	15,600	12,721
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA6- Class M1A, 144A 7.465% (30 day USD SOFR Average + 2.150%), due 09/25/42 (c) (d)	11,915	12,036
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 8.065% (30 day USD SOFR Average + 2.750%), due 05/25/42 (c) (d)	8,391	8,602
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA1-Class M1A, 144A 6.315% (30 day USD SOFR Average + 1.000%), due 01/25/42 (c) (d)	7,526	7,456
JP Morgan Mortgage Trust, Series 2021-10-Class B1, 144A 2.808%, due 12/25/51 (c) (d)	10,103	7,386

See accompanying Notes to Financial Statements.

50 OAKMARK FUNDS

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 38.4% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.0% (continued)
JP Morgan Mortgage Trust, Series 2022-6-Class B1, 144A 3.304%, due 11/25/52 (c) (d)	$4,639	$3,561
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1521-Class A2 2.184%, due 08/25/36	5,000	3,495
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 7.315% (30 day USD SOFR Average + 2.000%), due 04/25/42 (c) (d)	3,461	3,486
Bank, Series 2022-BNK40-Class AS 3.507%, due 03/15/64 (c)	3,500	2,746
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1517-Class A2 1.716%, due 07/25/35	4,000	2,744
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R03-Class 1M1, 144A 7.415% (30 day USD SOFR Average + 2.100%), due 03/25/42 (c) (d)	1,214	1,228
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.113%, due 08/25/52 (c) (d)	894	664
Total Collateralized Mortgage Obligations - 4.0% (Cost $259,200)		242,208
MORTGAGE-BACKED SECURITIES - 3.2%
Federal National Mortgage Association, Pool FS3883 4.50%, due 02/01/53	40,779	37,478
Federal National Mortgage Association, Pool CB4555 4.50%, due 09/01/52	35,499	32,607
Federal National Mortgage Association, Pool BW9842 4.50%, due 09/01/52	32,755	30,164
Federal Home Loan Mortgage Corp., Pool QD3619 2.50%, due 12/01/51	29,799	23,684
Federal Home Loan Mortgage Corp., Pool RA8038 4.50%, due 10/01/52	20,483	18,826
Federal National Mortgage Association, Pool FS5296 4.50%, due 05/01/53	15,405	14,151
Federal Home Loan Mortgage Corp., Pool SD1724 4.00%, due 09/01/52	9,545	8,517
Federal National Mortgage Association, Pool MA4700 4.00%, due 08/01/52	9,400	8,373
Federal National Mortgage Association, Pool FM8692 2.50%, due 09/01/51	9,022	7,163
	Par Value	Value
Federal Home Loan Mortgage Corp., Pool RA7522 4.50%, due 06/01/52	$6,238	$5,740
Federal National Mortgage Association, Pool MA4464 1.50%, due 11/01/51	7,651	5,505
Federal Home Loan Mortgage Corp., Pool SD8149 1.50%, due 06/01/51	1,958	1,408
Total Mortgage-Backed Securities - 3.2% (Cost $205,219)		193,616
BANK LOANS - 1.6% (e)
INDUSTRIALS - 0.5%
Skymiles IP Ltd. 2020 Term Loan B 9.076% (3 mo. USD Term SOFR + 3.750%), due 10/20/27 (c)	11,900	12,312
Uber Technologies, Inc. 2023 Term Loan B 8.159% (3 mo. USD Term SOFR + 2.750%), due 03/03/30 (c)	15,930	15,915
		28,227
FINANCIALS - 0.4%
GTCR W Merger Sub LLC 0.00%, due 09/20/30 (f)	7,500	7,495
Citadel Securities LP 2023 Term Loan B 7.818% (1 mo. USD Term SOFR + 2.500%), due 07/28/30 (c)	19,925	19,862
		27,357
HEALTH CARE - 0.4%
Medline Borrower LP USD Term Loan B 8.681% (1 mo. USD Term SOFR + 3.250%), due 10/23/28 (c)	22,295	22,221
Fortrea Holdings, Inc. Term Loan B 9.066% (1 mo. USD Term SOFR + 3.750%), due 07/01/30 (c)	4,988	4,967
		27,188
ENERGY - 0.3%
Championx Corp. 0.00%, due 06/07/29 (f)	16,376	16,392
Total Bank Loans (Cost $99,062)		99,164
TOTAL FIXED INCOME - 38.4% (COST $2,534,668)		2,313,274
SHORT-TERM INVESTMENTS - 3.3%
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $174,663, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $178,077 (Cost: $174,586)	174,586	174,586

See accompanying Notes to Financial Statements.

Oakmark.com 51

Oakmark Equity and Income Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 3.3% (continued)
COMMERCIAL PAPER - 0.4%
Walgreens Boots Alliance, Inc., 144A, 5.99%, due 10/06/23 (d) (g) (Cost $24,680)	$24,700	$24,672
TOTAL SHORT-TERM INVESTMENTS - 3.3% (COST $199,266)		199,258
TOTAL INVESTMENTS - 100.0% (COST $5,392,934)		6,021,966
Other Assets In Excess of Liabilities - 0.0% (h)		2,682
NET ASSETS - 100.0%		$6,024,648

(a)  Non-income producing security.

(b)  Security is perpetual and has no stated maturity date.

(c)  Floating Rate Note. Rate shown is as of September 30, 2023.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

(f)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Security is when-issued and has been sold in advance of receipt. Under GAAP, it is deemed to be a short sale. Please refer to the Short Sales section in the Notes to the Financials.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

	Shares	Value
COMMON STOCK SOLD SHORT - (0.1)%
INDUSTRIALS - (0.1)%
HEALTH CARE EQUIPMENT & SERVICES - (0.1)%
Veralto Corp. (a) (i)	(58)	$(4,876)
TOTAL COMMON STOCKS SOLD SHORT - (0.1)% (PROCEEDS $(4,635))		(4,876)

See accompanying Notes to Financial Statements.

52 OAKMARK FUNDS

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Oakmark.com 53

Oakmark Bond Fund  September 30, 2023

Summary Information

VALUE OF A $250,000 INVESTMENT

Since 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 09/30/2023)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	-2.21%	2.00%	-2.71%	N/A	N/A	-1.86%	06/10/20
Bloomberg U.S. Aggregate Bond Index[24]	-3.23%	0.64%	-5.21%	N/A	N/A	-4.44%
Lipper Core Plus Bond Fund Index[25]	-3.04%	1.46%	-4.28%	N/A	N/A	-3.61%
Oakmark Bond Fund (Advisor Class)	-2.09%	2.10%	-2.71%	N/A	N/A	-1.86%	06/10/20
Oakmark Bond Fund (R6 Class)	-2.18%	2.08%	N/A	N/A	N/A	-3.58%	12/15/20
Oakmark Bond Fund (Investor Class)	-2.26%	1.78%	N/A	N/A	N/A	-6.02%	01/28/22

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN FIXED INCOME HOLDINGS[7]	% of Net Assets
FHMS K1522 A2 2.361% 10/01/2036	3.6
BANK 2022-BNK40 A4 3.507% 03/01/2064	2.9
FN CB4555 4.500% 09/01/2052	2.8
U.S. Treasury Note 3.500% 01/31/2030	2.3
U.S. Treasury Note 0.625% 08/15/2030	2.2
FHMS K-159 A2 4.500% 07/01/2033	2.0
FHMS K-1515 A2 1.940% 02/01/2035	1.9
U.S. Treasury Note 3.000% 08/15/2052	1.8
FHMS K-153 A2 3.820% 12/01/2032	1.7
FR RA8038 4.500% 10/01/2052	1.7
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	129
Net Assets	$107.3 million
Weighted Average Maturity	12.56
Effective Duration	5.64
30-Day SEC Yield-Unsubsidized*@	4.95%
30-Day SEC Yield-Subsidized*@	5.43%
Gross Expense Ratio - Institutional Class*^	1.05%
Net Expense Ratio - Institutional Class*+^	0.52%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Investor, Advisor and R6 Classes.

+  The net expense ratio reflects an expense limitation agreement through January 27, 2024.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the year ended September 30, 2023 can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	40.8
Collateralized Mortgage Obligations	16.9
Government and Agency Securities	13.4
Asset Backed Securities	9.7
Mortgage-Backed Securities	7.0
Bank Loans	7.0
Equity Investments - Financials	0.9
Preferred Stock	0.7
Short-Term Investments and Other	3.6

See accompanying Disclosures and Endnotes on page 103.

54 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2023

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

MARKET OUTLOOK POSITIONING

Positioning

The fixed income investing landscape remained challenged in the third quarter. We maintain our recommendation for focus on individual credit selection over broad-based asset class or rate calls. Credit selection remains paramount, given the heightened uncertainty surrounding how this rate hike cycle will eventually impact the economy. While many areas offer uninviting index-level valuations, the turbulence created by this cycle has led to noticeable disparities at the subsector and individual security levels. This continues to underpin our advocacy for a discerning approach to high-quality leverage loans, non-agency securitized products, and unique narratives within the high-yield and investment-grade sectors. Within these sectors, our focus remains on securities that not only demonstrate promising total returns but also possess robust credit profiles that should prove resilient to potential adverse outcomes from the Fed's policies. If we continue to move higher in yields as we finish the year without a meaningful repricing of credit default risk, our strategy will become further anchored by adding high-quality duration, including extending our positioning with U.S. Treasurys, agency-backed securitized and investment grade corporate bond asset classes.

We have stabilized our exposure to corporate credit overall, following deliberate reductions in exposure during the calendar year's first half, and we have shifted toward securitized and premium duration assets. If we were to get a significant repricing of credit risk in the lower quality sectors of corporates, we would likely shift our stance from protective to proactive, broadening our consideration of individual corporate credits in the lower quality portions of the credit market.

Today, in the realm of junk bonds, our guidance remains consistent: meticulous due diligence is essential. We emphasize investing in entities that are independent of short-term capital market reliance and are well buffered with enough liquidity to weather a potential recession.

Performance

The Oakmark Bond Fund ("the Fund") lost 2.21% in the third quarter ending September 30, 2023, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index24, which returned –3.23%. For the fiscal year ended September 30, 2023, the Oakmark Bond Fund returned 2.00%, beating the benchmark return of 0.64%.

During the quarter, the Fund's outperformance was driven by security selection, asset allocation decisions and its shorter duration profile than its benchmark. Approximately 40bps of the Fund's outperformance during the quarter was a result of security selection, which was primarily driven by credit opportunities within asset-backed securities and strong performance from select corporate credits. The securities contributing most significantly to this quarter's security selection were CPS Auto Trust ABS, FHLMC Multifamily Structured Pass Through, and BANK 2022-A4 Commercial Mortgage Pass Through. On the other hand, Tenet Healthcare Corporation 6.75% Sr. Secured Note, Parsley Energy LLC 4.125% Sr. Unsecured Notes, and Wells Fargo & Co. 3.9% Jr. Sub Perpetual were the largest detractors from the Fund's security selection performance.

Allocation decisions positively contributed to the Fund's performance for the quarter, accounting for approximately 34bps of outperformance versus the benchmark mainly due to the Fund's overweight to corporate credit and securitized debt.

Furthermore, the Fund's short duration position relative to the benchmark accounted for 42bps of outperformance for the quarter, given the increase in rates across the curve, particularly at the medium and long end. By the end of the quarter, the Fund held an overall duration of roughly 5.6 years in contrast to the benchmark's duration of about 6.1 years. Despite a decrease from the previous quarter, the Fund still maintains a higher proportion of corporate debt compared to the Bloomberg U.S. Aggregate Bond Index at 42% versus 26%, respectively.

For the fiscal year, asset allocation decisions and duration positioning accounted for a combined 173bps of outperformance, while security selection accounted for an additional 13bps of outperformance versus the benchmark. The positions that contributed most significantly to positive security selection were CPS Auto Trust ABS, Freddie Mac STACR 2022 Uninsured U.S. Agency Mortgage Pass-through, and the Oceaneering International Inc 6.0% Sr. Unsecured Note. Positions that detracted from security selection during the fiscal year were SVB Financial Group 4.25% Perpetual Preferred bond, Signature Bank New York 4.0% Subordinated bond and SVB Financial Group 4.0% Perpetual Preferred bond.

Connect with Us

We value our relationship with our investors and welcome any questions or concerns. Please don't hesitate to reach out to our team. We hold regular investor calls and meetings where you can interact with us and learn more about our strategies and future plans. You can also email us at aabbas@harrisassoc.com or mhudson@harrisassoc.com.

See accompanying Disclosures and Endnotes on page 103.

Oakmark.com 55

Oakmark Bond Fund  September 30, 2023

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 0.9%
FINANCIALS - 0.9%
FINANCIAL SERVICES - 0.5%
Corebridge Financial, Inc. (a)	29	$573
BANKS - 0.4%
Truist Financial Corp. (a)	15	429
		1,002
TOTAL COMMON STOCKS - 0.9% (COST $976)		1,002
PREFERRED STOCKS - 0.7%
COMMUNICATION SERVICES - 0.7%
Liberty Broadband Corp. (b), 7.00%	31	693
Total Preferred Stocks - 0.7% (Cost $821)		693
	Par Value	Value
FIXED INCOME - 94.8%
CORPORATE BONDS - 40.8%
INDUSTRIALS - 8.7%
AutoNation, Inc. 3.85%, due 03/01/32	$1,000	813
BAT Capital Corp. 2.259%, due 03/25/28	1,000	846
Boeing Co. 5.805%, due 05/01/50	650	589
2.70%, due 02/01/27	250	226
3.625%, due 02/01/31	200	173
Delta Air Lines, Inc./SkyMiles IP Ltd, 144A 4.75%, due 10/20/28 (c)	750	713
GXO Logistics, Inc. 2.65%, due 07/15/31	500	379
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (c)	1,000	806
Howmet Aerospace, Inc. 3.00%, due 01/15/29	550	466
JBS USA LUX SA/JBS USA Food Co./ JBS Luxembourg Sarl, 144A 6.75%, due 03/15/34 (c)	1,000	973
MIWD Holdco II LLC/MIWD Finance Corp., 144A 5.50%, due 02/01/30 (c)	500	413
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	500	401
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (c)	1,100	983
United Parcel Service, Inc. 4.875%, due 03/03/33	500	482
Viterra Finance BV, 144A 2.00%, due 04/21/26 (c)	1,000	901
5.25%, due 04/21/32 (c)	250	230
		9,394
FINANCIALS - 7.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 5.75%, due 06/06/28	500	488
3.40%, due 10/29/33	500	387
	Par Value	Value
Ally Financial, Inc. 4.70%(7 yr. CMT + 3.481%) (b) (d)	$1,000	$626
6.992%(SOFR + 3.260%), due 06/13/29 (d)	500	489
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (c)	750	566
Capital One Financial Corp. 3.95% (5 yr. CMT + 3.157%) (b) (d)	500	375
Charles Schwab Corp. 5.853% (SOFR + 2.500%), due 05/19/34 (d)	1,000	951
Citigroup, Inc. 7.625%(5 yr. CMT + 3.211%) (b) (d)	500	488
4.70%(SOFR + 3.234%) (b) (d)	500	450
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (c)	1,000	908
Morgan Stanley 5.164% (SOFR + 1.590%), due 04/20/29 (d)	500	481
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 144A 3.875%, due 03/01/31 (c)	500	399
4.00%, due 10/15/33 (c)	250	189
Truist Financial Corp. 5.867% (SOFR + 2.361%), due 06/08/34 (d)	750	706
Wells Fargo & Co. 3.90% (5 yr. CMT + 3.453%) (b) (d)	1,000	873
		8,376
ENERGY - 6.3%
Apache Corp. 5.35%, due 07/01/49	250	191
Boardwalk Pipelines LP 3.60%, due 09/01/32	1,000	816
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (c)	1,117	1,051
EQT Corp. 5.70%, due 04/01/28	1,000	980
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (c)	750	632
Noble Finance II LLC, 144A 8.00%, due 04/15/30 (c)	500	507
Parsley Energy LLC/Parsley Finance Corp., 144A 4.125%, due 02/15/28 (c)	1,500	1,377
Patterson-UTI Energy, Inc. 7.15%, due 10/01/33	900	903
PDC Energy, Inc. 5.75%, due 05/15/26	315	314
		6,771
CONSUMER DISCRETIONARY - 4.6%
Acushnet Co., 144A 7.375%, due 10/15/28 (c)	500	504
Brunswick Corp. 2.40%, due 08/18/31	1,250	915
Daimler Truck Finance North America LLC, 144A 5.40%, due 09/20/28 (c)	1,000	981
See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 94.8% (continued)
CORPORATE BONDS - 40.8% (continued)
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (c)	$750	$620
M/I Homes, Inc. 3.95%, due 02/15/30	500	407
Marriott International, Inc. 2.75%, due 10/15/33	1,000	755
ZF North America Capital, Inc., 144A
6.875%, due 04/14/28 (c)	750	734
		4,916
MATERIALS - 3.1%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (c)	1,000	896
ArcelorMittal SA 6.55%, due 11/29/27	1,000	1,014
Celanese U.S. Holdings LLC 6.70%, due 11/15/33	450	438
6.379%, due 07/15/32	230	222
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (c)	1,000	772
		3,342
HEALTH CARE - 3.0%
Baxter International, Inc. 2.539%, due 02/01/32	685	530
CVS Health Corp. 5.25%, due 02/21/33	500	474
Embecta Corp., 144A 5.00%, due 02/15/30 (c)	330	257
Fortrea Holdings, Inc., 144A 7.50%, due 07/01/30 (c)	200	195
HCA, Inc. 3.50%, due 09/01/30	500	423
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	500	385
Tenet Healthcare Corp., 144A 6.75%, due 05/15/31 (c)	1,000	964
		3,228
REAL ESTATE - 2.9%
Alexandria Real Estate Equities, Inc. 4.75%, due 04/15/35	650	571
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	775
Cushman & Wakefield US Borrower LLC, 144A 6.75%, due 05/15/28 (c)	1,000	923
GLP Capital LP/GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	416
Howard Hughes Corp., 144A 4.375%, due 02/01/31 (c)	500	384
		3,069
CONSUMER STAPLES - 2.0%
Altria Group, Inc. 2.45%, due 02/04/32	1,250	943
Dollar General Corp. 5.45%, due 07/05/33	500	462
	Par Value	Value
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (c)	$750	$748
		2,153
UTILITIES - 1.5%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (c)	750	725
Southern Co. 3.75% (5 yr. CMT + 2.915%), due 09/15/51 (d)	1,000	872
		1,597
INFORMATION TECHNOLOGY - 0.7%
Micron Technology, Inc. 2.703%, due 04/15/32	1,000	764
COMMUNICATION SERVICES - 0.2%
Charter Communications Operating LLC/ Charter Communications Operating Capital 2.30%, due 02/01/32	270	197
Total Corporate Bonds (Cost $48,513)		43,807
COLLATERALIZED MORTGAGE OBLIGATIONS - 16.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	5,200	3,698
Bank, Series 2022-BNK40-Class A4 3.507%, due 03/15/64 (d)	3,600	3,003
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-159-Class A2 4.50%, due 07/25/33 (d)	2,200	2,071
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K-1515-Class A2 1.94%, due 02/25/35	2,700	1,933
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-153-Class A2 3.82%, due 12/25/32 (d)	2,000	1,789
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K-145-Class A2 2.58%, due 05/25/32	2,000	1,631
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 8.065% (30 day USD SOFR Average + 2.750%), due 05/25/42 (c) (d)	1,186	1,216
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R04-Class 1M1, 144A 7.315% (30 day USD SOFR Average + 2.000%), due 03/25/42 (c) (d)	878	884
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.113%, due 08/25/52 (c) (d)	967	718
JP Morgan Mortgage Trust, Series 2022-8-Class B2, 144A 4.673%, due 01/25/53 (c) (d)	597	492

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Bond Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 94.8% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 16.9% (continued)
JP Morgan Mortgage Trust, Series 2020-5-Class B1, 144A 3.578%, due 12/25/50 (c) (d)	$465	$377
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 7.315% (30 day USD SOFR Average + 2.000%), due 04/25/42 (c) (d)	348	351
Total Collateralized Mortgage Obligations - 16.9% (Cost $19,416)		18,163
GOVERNMENT AND AGENCY SECURITIES - 13.4%
U.S. GOVERNMENT NOTES - 7.6%
U.S. Treasury Notes 3.50%, due 01/31/30	2,500	2,343
0.625%, due 08/15/30	3,000	2,302
4.125%, due 11/15/32	1,000	965
2.875%, due 05/15/32	1,000	878
2.75%, due 08/15/32	1,000	866
1.625%, due 05/15/31	1,000	812
		8,166
U.S. GOVERNMENT BONDS - 5.8%
U.S. Treasury Bonds 3.00%, due 08/15/52	2,500	1,822
4.375%, due 08/15/43	1,500	1,399
3.625%, due 05/15/53	1,500	1,242
1.875%, due 11/15/51	1,250	697
3.375%, due 08/15/42	500	405
2.00%, due 11/15/41	500	324
2.00%, due 08/15/51	500	289
		6,178
Total Government and Agency Securities (Cost $16,442)		14,344
ASSET BACKED SECURITIES - 9.7%
Hpefs Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (c)	1,000	994
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	1,000	975
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,000	926
Sierra Timeshare Receivables Funding LLC, Series 2023-2A-Class D, 144A, 9.72%, due 04/20/40 (c)	907	908
Carvana Auto Receivables Trust, Series 2021-P1-Class D, 1.82%, due 12/10/27	880	776
CPS Auto Receivables Trust, Series 2022-C-Class E, 144A, 9.08%, due 04/15/30 (c)	750	752
	Par Value	Value
Hpefs Equipment Trust, Series 2023-2A-Class-D, 144A, 6.97%, due 07/21/31 (c)	$500	$501
CPS Auto Receivables Trust, Series 2023-C-Class E, 144A, 9.66%, due 02/18/31 (c)	500	495
Carmax Auto Owner Trust, Series 2023-3-Class D, 6.44%, due 12/16/30	500	493
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (c)	500	492
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (c)	500	491
CarMax Auto Owner Trust , Series 2023-2-Class D, 6.55%, due 10/15/29	500	488
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	500	486
CarMax Auto Owner Trust , Series 2022-2-Class D, 4.75%, due 10/16/28	500	473
Sierra Timeshare Receivables Funding LLC, Series 2022-1A-Class C, 144A, 3.94%, due 10/20/38 (c)	420	393
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (c)	369	365
Carvana Auto Receivables Trust, Series 2023-P4-Class N, 144A, 8.05%, due 10/10/30 (c)	250	250
Carvana Auto Receivables Trust, Series 2023-P2-Class N, 144A, 8.64%, due 06/10/30 (c)	105	105
Total Asset Backed Securities (Cost $10,522)		10,363
MORTGAGE-BACKED SECURITIES - 7.0%
Federal National Mortgage Association, Pool CB4555 4.50%, due 09/01/52	3,126	2,871
Federal Home Loan Mortgage Corp., Pool RA8038 4.50%, due 10/01/52	1,866	1,715
Federal Home Loan Mortgage Corp., Pool RA7522 4.50%, due 06/01/52	1,354	1,246
Federal Home Loan Mortgage Corp., Pool SD1724 4.00%, due 09/01/52	954	852
Federal National Mortgage Association, Pool MA4700 4.00%, due 08/01/52	940	837
Total Mortgage-Backed Securities - 7.0% (Cost $7,922)		7,521

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Bond Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 94.8% (continued)
BANK LOANS - 7.0% (e)
FINANCIALS - 2.1%
Citadel Securities LP 2023 Term Loan B 7.818% (1 mo. USD Term SOFR + 2.500%), due 07/28/30 (d)	$1,239	$1,236
GTCR W Merger Sub LLC 0.00%, due 09/20/30 (f)	1,000	999
		2,235
HEALTH CARE - 1.8%
Owens & Minor, Inc. 2022 Term Loan B 8.715% - 9.166% (1 mo. USD Term SOFR + 3.750%), due 03/29/29 (d)	469	467
Medline Borrower LP USD Term Loan B 8.681% (1 mo. USD Term SOFR + 3.250%), due 10/23/28 (d)	741	738
Fortrea Holdings, Inc. Term Loan B 9.066% (1 mo. USD Term SOFR + 3.750%), due 07/01/30 (d)	748	745
		1,950
INDUSTRIALS - 1.3%
Skymiles IP Ltd. 2020 Term Loan B 9.076% (3 mo. USD Term SOFR + 3.750%), due 10/20/27 (d)	850	880
Uber Technologies, Inc. 2023 Term Loan B 8.159% (3 mo. USD Term SOFR + 2.750%), due 03/03/30 (d)	499	498
		1,378
ENERGY - 0.9%
Championx Corp. 0.00%, due 06/07/29 (f)	993	993
CONSUMER DISCRETIONARY - 0.9%
Carrols Restaurant Group, Inc. Term Loan B 8.666% (1 mo. USD Term SOFR + 3.250%), due 04/30/26 (d)	975	944
Total Bank Loans (Cost $7,405)		7,500
TOTAL FIXED INCOME - 94.8% (COST $110,220)		101,698
SHORT-TERM INVESTMENTS - 4.8%
REPURCHASE AGREEMENT - 4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 5.30% dated 09/29/23 due 10/02/23, repurchase price $5,174, collateralized by a United States Treasury Note, 4.625% due 03/15/26, value plus accrued interest of $5,275 (Cost: $5,171)	5,171	5,171
TOTAL SHORT-TERM INVESTMENTS - 4.8% (COST $5,171)		5,171
TOTAL INVESTMENTS - 101.2% (COST $117,188)		108,564
Liabilities In Excess of Other Assets - (1.2)%		(1,314)
NET ASSETS – 100.0%		$107,250

(a)  All or a portion of this investment is held in connection with one or more options within the Fund.

(b)  Security is perpetual and has no stated maturity date.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(d)  Floating Rate Note. Rate shown is as of September 30, 2023.

(e)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

(f)  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

Abbreviations:

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Bond Fund  September 30, 2023

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Truist Financial Corp.	$30.00	3/15/24	(150)	$(429)	$(31)	$(28)	$(3)
Corebridge Financial, Inc.	$16.88	1/19/24	(290)	$(573)	$(102)	$(46)	$(56)
				$(1,002)	$(133)	$(74)	$(59)

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2023

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund	Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$16,942,089		$5,343,567	$1,182,530
Cash	0	(b)	0	28
Foreign currency, at value (c)	0		0	0
Receivable for:
Securities sold	18,714		0	1,909
Fund shares sold	22,552		5,319	359
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	16,648		1,111	537
Tax reclaim from unaffiliated securities	0		0	1,286
Total receivables	57,914		6,430	4,091
Other assets	19		3	0	(b)
Total assets	$17,000,022		$5,350,000	$1,186,649
Liabilities and net assets
Payable for:
Securities purchased	$87,380		$2,029	$0
Fund shares redeemed	7,181		2,193	357
Options written, at value	25,223	(d)	0	0
Investment advisory fee	2,258		852	208
Other shareholder servicing fees	782		621	36
Transfer and dividend disbursing agent fees	112		58	29
Trustee fees	1		1	1
Deferred trustee compensation	1,595		691	419
Securities sold short, at value	19,731	(e)	0	1,942	(e)
Other	2,439		706	433
Total liabilities	146,702		7,151	3,425
Net assets applicable to Fund shares outstanding	$16,853,320		$5,342,849	$1,183,224
Analysis of net assets
Paid in capital	$14,235,414		$4,506,996	$925,671
Distributable earnings	2,617,906		835,853	257,553
Net assets applicable to Fund shares outstanding	$16,853,320		$5,342,849	$1,183,224
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$118.59		$61.75	$31.22
Investor Class—Net assets	$7,901,356		$1,593,881	$581,029
Investor Class—Shares outstanding (Unlimited shares authorized)	66,625		25,811	18,610
Net asset value, offering and redemption price per share: Advisor Class	$118.70		$61.66	$31.24	(f)
Advisor Class—Net assets	$2,026,991		$2,657,644	$135,808
Advisor Class—Shares outstanding (Unlimited shares authorized)	17,077		43,100	4,348
Net asset value, offering and redemption price per share: Institutional Class	$118.72		$61.75	$31.24
Institutional Class—Net assets	$4,830,172		$591,618	$356,443
Institutional Class—Shares outstanding (Unlimited shares authorized)	40,686		9,581	11,410
Net asset value, offering and redemption price per share: R6 Class	$118.77		$61.75	$31.23
R6 Class—Net assets	$2,094,801		$499,706	$109,944
R6 Class—Shares outstanding (Unlimited shares authorized)	17,638		8,092	3,520
(a) Identified cost of investments in unaffiliated securities.	$14,162,368		$4,265,614	$970,683
(b) Amount rounds to less than $1,000.
(c) Identified cost of foreign currency.	0		0	0	(b)
(d) Written options premiums received of $35,566 (in thousands) for the Oakmark Fund.
(e) Identified proceeds of investments from securities sold short.	18,714		0	1,909
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2023.

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2023 (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund		Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,060,500		$19,020,177		$1,302,023
Investments in affiliated securities, at value	0		247,019	(b)	0
Cash	0		1		0	(d)
Foreign currency, at value (c)	0	(d)	1		30,389
Receivable for:
Securities sold	3,851		38,400		1,244
Fund shares sold	92		21,199		948
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	644		10,883		2,831
Tax reclaim from unaffiliated securities	1,363		23,621		2,381
Total receivables	5,950		94,103		7,404
Other assets	0	(d)	3		0	(d)
Total assets	$1,066,450		$19,361,304		$1,339,816
Liabilities and net assets
Payable for:
Securities purchased	$0		$46,300		$20,719
Fund shares redeemed	186		20,314		497
Investment advisory fee	180		3,089		284
Other shareholder servicing fees	47		953		52
Transfer and dividend disbursing agent fees	12		59		13
Trustee fees	1		2		1
Deferred trustee compensation	340		2,344		402
Securities sold short, at value	3,918	(e)	0		0
Other	358		8,942		487
Total liabilities	5,042		82,003		22,455
Net assets applicable to Fund shares outstanding	$1,061,408		$19,279,301		$1,317,361
Analysis of net assets
Paid in capital	$936,869		$22,156,284		$1,343,848
Distributable earnings	124,539		(2,876,983)		(26,487)
Net assets applicable to Fund shares outstanding	$1,061,408		$19,279,301		$1,317,361
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$19.88		$25.15		$17.82
Investor Class—Net assets	$351,305		$5,865,372		$367,283
Investor Class—Shares outstanding (Unlimited shares authorized)	17,674		233,259		20,615
Net asset value, offering and redemption price per share: Advisor Class	$19.87		$25.12		$17.84
Advisor Class—Net assets	$136,729		$2,582,739		$163,546
Advisor Class—Shares outstanding (Unlimited shares authorized)	6,881		102,809		9,169
Net asset value, offering and redemption price per share: Institutional Class	$19.87		$25.13		$17.79
Institutional Class—Net assets	$459,483		$8,125,207		$481,601
Institutional Class—Shares outstanding (Unlimited shares authorized)	23,119		323,313		27,065
Net asset value, offering and redemption price per share: R6 Class	$19.89		$25.15		$17.79
R6 Class—Net assets	$113,891		$2,705,983		$304,931
R6 Class—Shares outstanding (Unlimited shares authorized)	5,727		107,605		17,138
(a) Identified cost of investments in unaffiliated securities.	$884,452		$18,094,089		$1,283,807
(b) Identified cost of investments in affiliated securities.	0		416,387		0
(c) Identified cost of foreign currency.	0	(d)	1		30,205
(d) Amount rounds to less than $1,000.
(e) Identified proceeds of investments from securities sold short.	3,851		0		0

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—September 30, 2023 (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$6,021,966		$108,564
Cash	98		0	(c)
Foreign currency, at value (b)	0		0
Receivable for:
Securities sold	6,107		7
Fund shares sold	2,232		309
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	19,961		800
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	30,136		1,116
Other assets	0	(c)	0	(c)
Total assets	$6,052,200		$109,680
Liabilities and net assets
Payable for:
Securities purchased	$15,416		$1,967
Fund shares redeemed	3,380		0
Options written, at value	0		133	(d)
Investment advisory fee	706		4
Other shareholder servicing fees	300		0	(c)
Transfer and dividend disbursing agent fees	70		0	(c)
Trustee fees	1		0	(c)
Deferred trustee compensation	1,487		91
Securities sold short, at value	4,876	(e)	0
Other	1,316		235
Total liabilities	27,552		2,430
Net assets applicable to Fund shares outstanding	$6,024,648		$107,250
Analysis of net assets
Paid in capital	$5,427,387		$123,998
Distributable earnings	597,261		(16,748)
Net assets applicable to Fund shares outstanding	$6,024,648		$107,250
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$31.41		$8.40	(f)
Investor Class—Net assets	$4,213,345		$1,121
Investor Class—Shares outstanding (Unlimited shares authorized)	134,122		134
Net asset value, offering and redemption price per share: Advisor Class	$31.43		$8.41
Advisor Class—Net assets	$548,998		$782
Advisor Class—Shares outstanding (Unlimited shares authorized)	17,465		93
Net asset value, offering and redemption price per share: Institutional Class	$31.43	(f)	$8.41	(f)
Institutional Class—Net assets	$1,029,949		$2,551
Institutional Class—Shares outstanding (Unlimited shares authorized)	32,764		303
Net asset value, offering and redemption price per share: R6 Class	$31.45		$8.41
R6 Class—Net assets	$232,356		$102,796
R6 Class—Shares outstanding (Unlimited shares authorized)	7,389		12,221
(a) Identified cost of investments in unaffiliated securities.	$5,392,934		$117,188
(b) Identified cost of foreign currency.	0		0
(c) Amount rounds to less than $1,000.
(d) Written options premiums received of $74 (in thousands) for the Oakmark Bond Fund.
(e) Identified proceeds of investments from securities sold short.	4,635		0
(f) Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on September 30, 2023.

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2023

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$270,916	$56,390	$30,318
Interest income from unaffiliated securities	44,284	14,598	1,857
Other income	0	0	143
Foreign taxes withheld	(683)	0	(1,992)
Total investment income	314,517	70,988	30,326
Expenses:
Investment advisory fee	97,244	35,308	9,772
Transfer and dividend disbursing agent fees	775	385	182
Other shareholder servicing fees—Investor Class	4,396	832	311
Other shareholder servicing fees—Advisor Class	1,542	3,079	78
Other shareholder servicing fees—Institutional Class	2,121	197	87
Service fee—Investor Class	15,609	2,758	1,092
Reports to shareholders	877	444	57
Custody and accounting fees	351	177	203
Registration and blue sky expenses	333	139	71
Trustees fees	732	354	231
Legal fees	346	176	119
Audit and tax services fees	51	48	91
Other	542	257	162
Total expenses	124,919	44,154	12,456
Net expenses	124,919	44,154	12,456
Net investment income	189,598	26,834	17,870
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(150,495)	(238,696)	34,300	(a)
Unaffiliated in-kind transactions	2,565,802	731,285	196,435
Foreign currency transactions	0	0	13
Purchased options	(18,696)	(8,588)	0
Written options	37,143	25,608	0
Net realized gain	2,433,754	509,609	230,748
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,109,557	756,663	26,116	(b)
Securities sold short	(1,017)	0	(33)
Foreign currency translation	0	0	79
Written options	10,343	0	0
Net change in unrealized appreciation (depreciation)	1,118,883	756,663	26,162
Net realized and unrealized gain	3,552,637	1,266,272	256,910
Net increase (decrease) in net assets resulting from operations	$3,742,235	$1,293,106	$274,780

(a)  Net of capital gain withholding taxes of $609 (in thousands) for the Oakmark Global Fund.

(b)  Includes net change in capital gain withholding taxes of $(301) (in thousands) for the Oakmark Global Fund.

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2023 (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$20,303	$623,537		$44,908
Dividends from affiliated securities	0	24,163		0
Interest income from unaffiliated securities	1,768	28,172		1,681
Non-cash dividends from unaffiliated securities	0	0		165
Other income	57	0		268
Reclaim Income	0	0		1,550
Foreign taxes withheld	(1,543)	(58,011)		(3,885)
Total investment income	20,585	617,861		44,687
Expenses:
Investment advisory fee	8,429	146,713		13,901
Transfer and dividend disbursing agent fees	69	406		80
Other shareholder servicing fees—Investor Class	202	4,187		246
Other shareholder servicing fees—Advisor Class	177	3,339		186
Other shareholder servicing fees—Institutional Class	238	4,648		164
Service fee—Investor Class	803	14,052		748
Reports to shareholders	53	1,196		78
Custody and accounting fees	153	1,887		283
Registration and blue sky expenses	75	379		86
Trustees fees	217	939		233
Legal fees	118	411		121
Audit and tax services fees	65	163		113
Other	154	623		165
Total expenses	10,753	178,943		16,404
Net expenses	10,753	178,943		16,404
Net investment income	9,832	438,918		28,283
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(5,132)	(1,623,756	)(a)	(43,326)
Affiliated investments	0	(441,034)		0
Unaffiliated in-kind transactions	141,960	0		41,757
Foreign currency transactions	(85)	(2,445)		(262)
Net realized gain (loss)	136,743	(2,067,235)		(1,831)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	115,284	6,383,712	(b)	396,516
Affiliated investments	0	801,584		0
Securities sold short	(67)	0		0
Foreign currency translation	92	1,581		308
Net change in unrealized appreciation (depreciation)	115,309	7,186,877		396,824
Net realized and unrealized gain	252,052	5,119,642		394,993
Net increase (decrease) in net assets resulting from operations	$261,884	$5,558,560		$423,276

(a)  Net of capital gain withholding taxes of $3,895 (in thousands) for the Oakmark International Fund.

(b)  Includes net change in capital gain withholding taxes of $3,029 (in thousands) for the Oakmark International Fund.

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Operations—For the Year Ended September 30, 2023 (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$75,235	$93
Interest income from unaffiliated securities	111,504	4,558
Total investment income	186,739	4,651
Expenses:
Investment advisory fee	33,196	367
Transfer and dividend disbursing agent fees	471	6
Other shareholder servicing fees—Investor Class	2,962	0
Other shareholder servicing fees—Advisor Class	265	0 (a)
Other shareholder servicing fees—Institutional Class	341	0
Service fee—Investor Class	9,653	1
Reports to shareholders	253	1
Custody and accounting fees	266	150
Registration and blue sky expenses	121	59
Trustees fees	499	158
Legal fees	207	102
Audit and tax services fees	48	47
Other	302	79
Total expenses	48,584	970
Advisory fee waiver / Expense reimbursement from adviser	0	(549)
Net expenses	48,584	421
Net investment income	138,155	4,230
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(102,367)	(4,754)
Unaffiliated in-kind transactions	682,039	0
Written options	0	41
Net realized gain (loss)	579,672	(4,713)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	115,982	2,043
Securities sold short	(241)	0
Written options	0	(59)
Net change in unrealized appreciation (depreciation)	115,741	1,984
Net realized and unrealized gain (loss)	695,413	(2,729)
Net increase (decrease) in net assets resulting from operations	$833,568	$1,501

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$189,598	$157,365
Net realized gain (loss)	2,433,754	3,167,556
Net change in unrealized appreciation (depreciation)	1,118,883	(6,426,311)
Net increase (decrease) in net assets from operations	3,742,235	(3,101,390)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(61,712)	(129,974)
Distributions to shareholders—Advisor Class	(28,474)	(45,944)
Distributions to shareholders—Institutional Class	(44,072)	(82,975)
Distributions to shareholders—Service Class	0	(820)
Distributions to shareholders—R6 Class	(17,750)	(20,064)
Total distributions to shareholders	(152,008)	(279,777)
From Fund share transactions:
Proceeds from shares sold—Investor Class	1,108,645	1,470,560
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	62,110
Proceeds from shares sold—Advisor Class	277,749	1,046,183
Proceeds from shares sold—Institutional Class	1,581,236	1,500,913
Proceeds from shares sold—Service Class	0	2,408
Proceeds from shares sold—R6 Class	6,729,283	6,506,716
Reinvestment of distributions—Investor Class	60,036	122,220
Reinvestment of distributions—Advisor Class	27,043	43,233
Reinvestment of distributions—Institutional Class	38,248	70,864
Reinvestment of distributions—Service Class	0	711
Reinvestment of distributions—R6 Class	13,612	19,842
Payment for shares redeemed—Investor Class	(1,433,782)	(2,099,885)
Payment for shares redeemed—Advisor Class	(1,335,581)	(848,943)
Payment for shares redeemed—Institutional Class	(1,328,206)	(1,621,538)
Payment for shares redeemed—Service Class	0	(4,878)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(62,110)
Payment for shares redeemed—R6 Class	(6,181,816)	(6,092,192)
Net increase (decrease) in net assets from Fund share transactions	(443,533)	116,214
Total increase (decrease) in net assets	3,146,694	(3,264,953)
Net assets:
Beginning of year	13,706,626	16,971,579
End of year	$16,853,320	$13,706,626

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	9,677	13,016
Shares sold—shares converted from Service Class (a)	0	536
Shares issued in reinvestment of dividends	585	1,041
Less shares redeemed	(12,968)	(18,754)
Net decrease in shares outstanding	(2,706)	(4,161)
Fund share transactions—Advisor Class:
Shares sold	2,442	9,109
Shares issued in reinvestment of dividends	264	369
Less shares redeemed	(12,062)	(7,468)
Net increase (decrease) in shares outstanding	(9,356)	2,010
Fund share transactions—Institutional Class:
Shares sold	13,987	13,015
Shares issued in reinvestment of dividends	373	604
Less shares redeemed	(11,785)	(14,576)
Net increase (decrease) in shares outstanding	2,575	(957)
Fund share transactions—Service Class:
Shares sold	0	20
Shares issued in reinvestment of dividends	0	6
Less shares redeemed	0	(40)
Less shares redeemed—shares converted to Investor Class (a)	0	(538)
Net increase (decrease) in shares outstanding	0	(552)
Fund share transactions—R6 Class:
Shares sold	59,388	59,284
Shares issued in reinvestment of dividends	133	169
Less shares redeemed	(54,330)	(56,352)
Net increase in shares outstanding	5,191	3,101

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$26,834	$16,478
Net realized gain (loss)	509,609	974,114
Net change in unrealized appreciation (depreciation)	756,663	(2,290,550)
Net increase (decrease) in net assets from operations	1,293,106	(1,299,958)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(4,151)	(5,682)
Distributions to shareholders—Advisor Class	(10,151)	(10,556)
Distributions to shareholders—Institutional Class	(2,342)	(3,374)
Distributions to shareholders—Service Class	0	(53)
Distributions to shareholders—R6 Class	(1,857)	(1,737)
Total distributions to shareholders	(18,501)	(21,402)
From Fund share transactions:
Proceeds from shares sold—Investor Class	73,244	86,672
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	21,426
Proceeds from shares sold—Advisor Class	563,537	731,230
Proceeds from shares sold—Institutional Class	270,817	122,015
Proceeds from shares sold—Service Class	0	664
Proceeds from shares sold—R6 Class	1,798,794	1,916,695
Reinvestment of distributions—Investor Class	4,004	5,478
Reinvestment of distributions—Advisor Class	9,975	10,344
Reinvestment of distributions—Institutional Class	2,006	2,930
Reinvestment of distributions—Service Class	0	53
Reinvestment of distributions—R6 Class	1,836	1,735
Payment for shares redeemed—Investor Class	(186,133)	(348,286)
Payment for shares redeemed—Advisor Class	(694,227)	(394,340)
Payment for shares redeemed—Institutional Class	(281,093)	(143,510)
Payment for shares redeemed—Service Class	0	(5,019)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(21,426)
Payment for shares redeemed—R6 Class	(1,719,535)	(1,865,285)
Net increase (decrease) in net assets from Fund share transactions	(156,775)	121,376
Total increase (decrease) in net assets	1,117,830	(1,199,984)
Net assets:
Beginning of year	4,225,019	5,425,003
End of year	$5,342,849	$4,225,019

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	1,237	1,417
Shares sold—shares converted from Service Class (a)	0	344
Shares issued in reinvestment of dividends	81	87
Less shares redeemed	(3,297)	(5,778)
Net decrease in shares outstanding	(1,979)	(3,930)
Fund share transactions—Advisor Class:
Shares sold	10,019	12,565
Shares issued in reinvestment of dividends	202	165
Less shares redeemed	(12,425)	(6,877)
Net increase (decrease) in shares outstanding	(2,204)	5,853
Fund share transactions—Institutional Class:
Shares sold	4,892	2,001
Shares issued in reinvestment of dividends	41	46
Less shares redeemed	(5,168)	(2,483)
Net decrease in shares outstanding	(235)	(436)
Fund share transactions—Service Class:
Shares sold	0	10
Shares issued in reinvestment of dividends	0	1
Less shares redeemed	0	(81)
Less shares redeemed—shares converted to Investor Class (a)	0	(349)
Net increase (decrease) in shares outstanding	0	(419)
Fund share transactions—R6 Class:
Shares sold	31,794	33,231
Shares issued in reinvestment of dividends	37	28
Less shares redeemed	(29,960)	(32,356)
Net increase in shares outstanding	1,871	903

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$17,870	$17,188
Net realized gain (loss)	230,748	9,001
Net change in unrealized appreciation (depreciation)	26,162	(389,863)
Net increase (decrease) in net assets from operations	274,780	(363,674)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(4,349)	(69,039)
Distributions to shareholders—Advisor Class	(1,648)	(18,838)
Distributions to shareholders—Institutional Class	(3,213)	(38,791)
Distributions to shareholders—Service Class	0	(999)
Distributions to shareholders—R6 Class	(791)	(8,204)
Total distributions to shareholders	(10,001)	(135,871)
From Fund share transactions:
Proceeds from shares sold—Investor Class	18,572	36,911
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	11,221
Proceeds from shares sold—Advisor Class	6,878	28,448
Proceeds from shares sold—Institutional Class	84,219	65,360
Proceeds from shares sold—Service Class	0	491
Proceeds from shares sold—R6 Class	359,157	4,775
Reinvestment of distributions—Investor Class	4,240	67,452
Reinvestment of distributions—Advisor Class	1,554	17,655
Reinvestment of distributions—Institutional Class	3,101	37,386
Reinvestment of distributions—Service Class	0	839
Reinvestment of distributions—R6 Class	747	8,130
Payment for shares redeemed—Investor Class	(91,795)	(146,833)
Payment for shares redeemed—Advisor Class	(64,813)	(35,911)
Payment for shares redeemed—Institutional Class	(89,787)	(108,779)
Payment for shares redeemed—Service Class	0	(420)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(11,221)
Payment for shares redeemed—R6 Class	(337,177)	(4,694)
Net decrease in net assets from Fund share transactions	(105,104)	(29,190)
Total increase (decrease) in net assets	159,675	(528,735)
Net assets:
Beginning of year	1,023,549	1,552,284
End of year	$1,183,224	$1,023,549

See accompanying Notes to Financial Statements.

Oakmark.com 71

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	594	1,108
Shares sold—shares converted from Service Class (a)	0	334
Shares issued in reinvestment of dividends	147	1,980
Less shares redeemed	(2,985)	(4,528)
Net decrease in shares outstanding	(2,244)	(1,106)
Fund share transactions—Advisor Class:
Shares sold	227	856
Shares issued in reinvestment of dividends	54	519
Less shares redeemed	(2,089)	(1,088)
Net increase (decrease) in shares outstanding	(1,808)	287
Fund share transactions—Institutional Class:
Shares sold	2,699	2,015
Shares issued in reinvestment of dividends	108	1,098
Less shares redeemed	(2,895)	(3,435)
Net decrease in shares outstanding	(88)	(322)
Fund share transactions—Service Class:
Shares sold	0	14
Shares issued in reinvestment of dividends	0	26
Less shares redeemed	0	(12)
Less shares redeemed—shares converted to Investor Class (a)	0	(346)
Net increase (decrease) in shares outstanding	0	(318)
Fund share transactions—R6 Class:
Shares sold	11,227	163
Shares issued in reinvestment of dividends	26	239
Less shares redeemed	(10,507)	(141)
Net increase in shares outstanding	746	261

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$9,832	$20,053
Net realized gain (loss)	136,743	(46,904)
Net change in unrealized appreciation (depreciation)	115,309	(428,902)
Net increase (decrease) in net assets from operations	261,884	(455,753)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,201)	(51,810)
Distributions to shareholders—Advisor Class	(779)	(21,418)
Distributions to shareholders—Institutional Class	(2,856)	(72,901)
Distributions to shareholders—R6 Class	(666)	(11,585)
Total distributions to shareholders	(5,502)	(157,714)
From Fund share transactions:
Proceeds from shares sold—Investor Class	16,564	46,846
Proceeds from shares sold—Advisor Class	9,834	53,153
Proceeds from shares sold—Institutional Class	45,815	135,405
Proceeds from shares sold—R6 Class	297,502	8,548
Reinvestment of distributions—Investor Class	1,172	50,153
Reinvestment of distributions—Advisor Class	757	20,925
Reinvestment of distributions—Institutional Class	2,309	62,435
Reinvestment of distributions—R6 Class	663	11,504
Payment for shares redeemed—Investor Class	(86,664)	(133,309)
Payment for shares redeemed—Advisor Class	(60,172)	(95,171)
Payment for shares redeemed—Institutional Class	(114,329)	(268,988)
Payment for shares redeemed—R6 Class	(296,568)	(9,193)
Net decrease in net assets from Fund share transactions	(183,117)	(117,692)
Total increase (decrease) in net assets	73,265	(731,159)
Net assets:
Beginning of year	988,143	1,719,302
End of year	$1,061,408	$988,143

See accompanying Notes to Financial Statements.

Oakmark.com 73

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	877	2,133
Shares issued in reinvestment of dividends	67	2,247
Less shares redeemed	(4,668)	(6,494)
Net decrease in shares outstanding	(3,724)	(2,114)
Fund share transactions—Advisor Class:
Shares sold	535	2,622
Shares issued in reinvestment of dividends	43	939
Less shares redeemed	(3,323)	(4,473)
Net decrease in shares outstanding	(2,745)	(912)
Fund share transactions—Institutional Class:
Shares sold	2,427	6,177
Shares issued in reinvestment of dividends	132	2,801
Less shares redeemed	(6,098)	(13,498)
Net decrease in shares outstanding	(3,539)	(4,520)
Fund share transactions—R6 Class:
Shares sold	15,115	408
Shares issued in reinvestment of dividends	38	516
Less shares redeemed	(14,987)	(435)
Net increase in shares outstanding	166	489

See accompanying Notes to Financial Statements.

74 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$438,918	$596,428
Net realized gain (loss)	(2,067,235)	347,192
Net change in unrealized appreciation (depreciation)	7,186,877	(8,989,885)
Net increase (decrease) in net assets from operations	5,558,560	(8,046,265)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(168,264)	(104,445)
Distributions to shareholders—Advisor Class	(83,923)	(45,714)
Distributions to shareholders—Institutional Class	(267,697)	(177,875)
Distributions to shareholders—Service Class	0	(1,306)
Distributions to shareholders—R6 Class	(75,355)	(51,583)
Total distributions to shareholders	(595,239)	(380,923)
From Fund share transactions:
Proceeds from shares sold—Investor Class	927,733	1,324,903
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	132,197
Proceeds from shares sold—Advisor Class	552,209	821,502
Proceeds from shares sold—Institutional Class	1,879,041	3,023,153
Proceeds from shares sold—Service Class	0	8,998
Proceeds from shares sold—R6 Class	1,227,050	1,421,179
Reinvestment of distributions—Investor Class	158,296	100,150
Reinvestment of distributions—Advisor Class	82,906	44,817
Reinvestment of distributions—Institutional Class	165,754	104,275
Reinvestment of distributions—Service Class	0	713
Reinvestment of distributions—R6 Class	69,927	51,009
Payment for shares redeemed—Investor Class	(1,769,957)	(2,766,495)
Payment for shares redeemed—Advisor Class	(989,684)	(861,186)
Payment for shares redeemed—Institutional Class	(3,317,614)	(3,946,644)
Payment for shares redeemed—Service Class	0	(12,578)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(132,197)
Payment for shares redeemed—R6 Class	(1,588,542)	(927,289)
Net decrease in net assets from Fund share transactions	(2,602,881)	(1,613,493)
Total increase (decrease) in net assets	2,360,440	(10,040,681)
Net assets:
Beginning of year	16,918,861	26,959,542
End of year	$19,279,301	$16,918,861

See accompanying Notes to Financial Statements.

Oakmark.com 75

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	37,083	52,861
Shares sold—shares converted from Service Class (a)	0	4,905
Shares issued in reinvestment of dividends	6,873	3,677
Less shares redeemed	(71,822)	(111,154)
Net decrease in shares outstanding	(27,866)	(49,711)
Fund share transactions—Advisor Class:
Shares sold	22,498	31,688
Shares issued in reinvestment of dividends	3,608	1,648
Less shares redeemed	(39,903)	(34,527)
Net decrease in shares outstanding	(13,797)	(1,191)
Fund share transactions—Institutional Class:
Shares sold	75,119	117,578
Shares issued in reinvestment of dividends	7,213	3,835
Less shares redeemed	(135,163)	(162,047)
Net decrease in shares outstanding	(52,831)	(40,634)
Fund share transactions—Service Class:
Shares sold	0	313
Shares issued in reinvestment of dividends	0	26
Less shares redeemed	0	(438)
Less shares redeemed—shares converted to Investor Class (a)	0	(4,857)
Net increase (decrease) in shares outstanding	0	(4,956)
Fund share transactions—R6 Class:
Shares sold	47,279	53,709
Shares issued in reinvestment of dividends	3,043	1,875
Less shares redeemed	(66,566)	(38,036)
Net increase (decrease) in shares outstanding	(16,244)	17,548

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.
See accompanying Notes to Financial Statements.

76 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$28,283	$28,502
Net realized gain (loss)	(1,831)	4,964
Net change in unrealized appreciation (depreciation)	396,824	(576,958)
Net increase (decrease) in net assets from operations	423,276	(543,492)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(6,833)	(8,861)
Distributions to shareholders—Advisor Class	(3,403)	(3,257)
Distributions to shareholders—Institutional Class	(8,950)	(9,896)
Distributions to shareholders—Service Class	0	(12)
Distributions to shareholders—R6 Class	(10,676)	(6,974)
Total distributions to shareholders	(29,862)	(29,000)
From Fund share transactions:
Proceeds from shares sold—Investor Class	52,310	51,934
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	787
Proceeds from shares sold—Advisor Class	40,251	41,536
Proceeds from shares sold—Institutional Class	95,863	97,160
Proceeds from shares sold—Service Class	0	27
Proceeds from shares sold—R6 Class	51,812	256,405
Reinvestment of distributions—Investor Class	6,610	8,647
Reinvestment of distributions—Advisor Class	3,340	3,198
Reinvestment of distributions—Institutional Class	5,855	6,902
Reinvestment of distributions—Service Class	0	7
Reinvestment of distributions—R6 Class	6,475	2,222
Payment for shares redeemed—Investor Class	(101,686)	(150,168)
Payment for shares redeemed—Advisor Class	(57,342)	(36,835)
Payment for shares redeemed—Institutional Class	(62,582)	(130,088)
Payment for shares redeemed—Service Class	0	(13)
Payment for shares redeemed—Service Class converted to Investor Class	0	(787)
Payment for shares redeemed—R6 Class	(284,698)	(55,470)
Net increase (decrease) in net assets from Fund share transactions	(243,792)	95,464
Total increase (decrease) in net assets	149,622	(477,028)
Net assets:
Beginning of year	1,167,739	1,644,767
End of year	$1,317,361	$1,167,739

See accompanying Notes to Financial Statements.

Oakmark.com 77

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	2,966	2,908
Shares sold—shares converted from Service Class (a)	0	42
Shares issued in reinvestment of dividends	400	454
Less shares redeemed	(5,896)	(8,369)
Net decrease in shares outstanding	(2,530)	(4,965)
Fund share transactions—Advisor Class:
Shares sold	2,291	2,346
Shares issued in reinvestment of dividends	202	168
Less shares redeemed	(3,252)	(2,072)
Net increase (decrease) in shares outstanding	(759)	442
Fund share transactions—Institutional Class:
Shares sold	5,467	5,640
Shares issued in reinvestment of dividends	355	363
Less shares redeemed	(3,601)	(7,621)
Net increase (decrease) in shares outstanding	2,221	(1,618)
Fund share transactions—Service Class:
Shares sold	0	2
Less shares redeemed	0	(1)
Less shares redeemed—shares converted to Investor Class (a)	0	(42)
Net increase (decrease) in shares outstanding	0	(41)
Fund share transactions—R6 Class:
Shares sold	3,022	14,978
Shares issued in reinvestment of dividends	393	117
Less shares redeemed	(16,498)	(3,339)
Net increase (decrease) in shares outstanding	(13,083)	11,756

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

78 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$138,155	$102,172
Net realized gain (loss)	579,672	899,108
Net change in unrealized appreciation (depreciation)	115,741	(2,118,582)
Net increase (decrease) in net assets from operations	833,568	(1,117,302)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(62,568)	(442,433)
Distributions to shareholders—Advisor Class	(13,222)	(70,197)
Distributions to shareholders—Institutional Class	(15,641)	(95,113)
Distributions to shareholders—Service Class	0	(12,652)
Distributions to shareholders—R6 Class	(1,576)	(7,171)
Total distributions to shareholders	(93,007)	(627,566)
From Fund share transactions:
Proceeds from shares sold—Investor Class	186,138	248,295
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	158,931
Proceeds from shares sold—Advisor Class	26,600	134,328
Proceeds from shares sold—Institutional Class	384,625	207,511
Proceeds from shares sold—Service Class	0	7,082
Proceeds from shares sold—R6 Class	1,517,989	1,604,470
Reinvestment of distributions—Investor Class	59,853	422,738
Reinvestment of distributions—Advisor Class	12,510	65,808
Reinvestment of distributions—Institutional Class	13,944	84,504
Reinvestment of distributions—Service Class	0	11,875
Reinvestment of distributions—R6 Class	1,537	6,936
Payment for shares redeemed—Investor Class	(749,496)	(967,667)
Payment for shares redeemed—Advisor Class	(318,053)	(122,056)
Payment for shares redeemed—Institutional Class	(390,328)	(252,172)
Payment for shares redeemed—Service Class	0	(10,055)
Payment for shares redeemed—Service Class converted to Investor Class	0	(158,931)
Payment for shares redeemed—R6 Class	(1,395,873)	(1,603,925)
Net decrease in net assets from Fund share transactions	(650,554)	(162,328)
Total increase (decrease) in net assets	90,007	(1,907,196)
Net assets:
Beginning of year	5,934,641	7,841,837
End of year	$6,024,648	$5,934,641

See accompanying Notes to Financial Statements.

Oakmark.com 79

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	6,025	7,483
Shares sold—shares converted from Service Class (a)	0	4,740
Shares issued in reinvestment of dividends	2,015	12,515
Less shares redeemed	(24,544)	(29,567)
Net decrease in shares outstanding	(16,504)	(4,829)
Fund share transactions—Advisor Class:
Shares sold	858	4,070
Shares issued in reinvestment of dividends	422	1,950
Less shares redeemed	(10,310)	(3,659)
Net increase (decrease) in shares outstanding	(9,030)	2,361
Fund share transactions—Institutional Class:
Shares sold	12,467	6,245
Shares issued in reinvestment of dividends	470	2,504
Less shares redeemed	(12,862)	(7,692)
Net increase in shares outstanding	75	1,057
Fund share transactions—Service Class:
Shares sold	0	194
Shares issued in reinvestment of dividends	0	353
Less shares redeemed	0	(277)
Less shares redeemed—shares converted to Investor Class (a)	0	(4,761)
Net increase (decrease) in shares outstanding	0	(4,491)
Fund share transactions—R6 Class:
Shares sold	48,997	49,372
Shares issued in reinvestment of dividends	52	205
Less shares redeemed	(44,921)	(48,740)
Net increase in shares outstanding	4,128	837

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

80 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022
From Operations:
Net investment income	$4,230	$2,346
Net realized gain (loss)	(4,713)	(3,407)
Net change in unrealized appreciation (depreciation)	1,984	(11,558)
Net increase (decrease) in net assets from operations	1,501	(12,619)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(44)	(15)
Distributions to shareholders—Advisor Class	(50)	(72)
Distributions to shareholders—Institutional Class	(127)	(140)
Distributions to shareholders—R6 Class	(3,974)	(3,880)
Total distributions to shareholders	(4,195)	(4,107)
From Fund share transactions:
Proceeds from shares sold—Investor Class	757	1,115
Proceeds from shares sold—Advisor Class	290	27
Proceeds from shares sold—Institutional Class	4,687	1,752
Proceeds from shares sold—R6 Class	30,907	33,784
Reinvestment of distributions—Investor Class	41	15
Reinvestment of distributions—Advisor Class	50	73
Reinvestment of distributions—Institutional Class	127	140
Reinvestment of distributions—R6 Class	3,123	2,831
Payment for shares redeemed—Investor Class	(667)	(5)
Payment for shares redeemed—Advisor Class	(929)	(807)
Payment for shares redeemed—Institutional Class	(5,246)	(1,511)
Payment for shares redeemed—R6 Class	(10,021)	(30,757)
Net increase in net assets from Fund share transactions	23,119	6,657
Total increase (decrease) in net assets	20,425	(10,069)
Net assets:
Beginning of year	86,825	96,894
End of year	$107,250	$86,825

See accompanying Notes to Financial Statements.

Oakmark.com 81

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund (continued)
	Year Ended September 30, 2023	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	86	117
Shares issued in reinvestment of dividends	5	2
Less shares redeemed	(75)	(1)
Net increase in shares outstanding	16	118
Fund share transactions—Advisor Class:
Shares sold	34	3
Shares issued in reinvestment of dividends	6	7
Less shares redeemed	(107)	(80)
Net decrease in shares outstanding	(67)	(70)
Fund share transactions—Institutional Class:
Shares sold	540	186
Shares issued in reinvestment of dividends	14	15
Less shares redeemed	(604)	(162)
Net increase (decrease) in shares outstanding	(50)	39
Fund share transactions—Service Class:
Fund share transactions—R6 Class:
Shares sold	3,560	3,664
Shares issued in reinvestment of dividends	360	293
Less shares redeemed	(1,153)	(3,318)
Net increase in shares outstanding	2,767	639

See accompanying Notes to Financial Statements.

82 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income"), and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Shares of each Class are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class Shares are also offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, service fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

A Fund's share price is also called the net asset value (the "NAV") of a share. The NAV per share of each class of each Fund is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last reported sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation on the principal exchange. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

Oakmark.com 83

Oakmark Funds

Notes to Financial Statements (continued)

Long-term debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out of the money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation ("OVME") function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. If Flex options are valued using the OVME function, they shall be valued at the mid of the buy and sell valuations produced by OVME.

To the extent available, prices for all portfolio investments held by the Funds shall be obtained from one or more pricing vendors designated by the custodian. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Adviser as the Funds' valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2023, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$15,972,460	$0	$0
Call Options Purchased	1,550	0	0
Short-Term Investments	0	968,079	0
Common Stocks Sold Short - Liabilities	(19,731)	0	0
Call Options Written - Liabilities	(18,623)	0	0
Put Options Written - Liabilities	(6,600)	0	0
Total	$15,929,056	$968,079	$0

84 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Select
Common Stocks	$4,952,227	$0	$0
Short-Term Investments	0	391,340	0
Total	$4,952,227	$391,340	$0
Global
Common Stocks	$1,109,372	$25,616	$0
Common Stocks Sold Short - Liabilities	(1,942)	0	0
Short-Term Investments	0	47,542	0
Total	$1,107,430	$73,158	$0
Global Select
Common Stocks	$918,315	$42,507	$0
Preferred Stocks	0	37,446	0
Short-Term Investments	0	62,232	0
Common Stocks Sold Short - Liabilities	(3,918)	0	0
Total	$914,397	$142,185	$0
International
Common Stocks	$17,990,627	$378,266	$0
Preferred Stocks	0	323,428	0
Short-Term Investments	0	574,875	0
Total	$17,990,627	$1,276,569	$0
Int'l Small Cap
Common Stocks	$1,214,510	$65,238	$0
Short-Term Investments	0	22,275	0
Total	$1,214,510	$87,513	$0
Equity and Income
Common Stocks	$3,504,374	$0	$0
Preferred Stocks	5,060	0	0
Corporate Bonds	0	980,041	0
Government and Agency Securities	0	546,141	0
Asset Backed Securities	0	252,104	0
Collateralized Mortgage Obligations	0	242,208	0
Mortgage-Backed Securities	0	193,616	0
Bank Loans	0	99,164	0
Short-Term Investments	0	199,258	0
Common Stocks Sold Short - Liabilities	(4,876)	0	0
Total	$3,504,558	$2,512,532	$0
Bond
Common Stocks	$1,002	$0	$0
Preferred Stocks	693	0	0
Corporate Bonds	0	43,807	0
Collateralized Mortgage Obligations	0	18,163	0
Government and Agency Securities	0	14,344	0
Asset Backed Securities	0	10,363	0
Mortgage-Backed Securities	0	7,521	0
Bank Loans	0	7,500	0
Short-Term Investments	0	5,171	0
Call Options Written - Liabilities	(133)	0	0
Total	$1,562	$106,869	$0

Oakmark.com 85

Oakmark Funds

Notes to Financial Statements (continued)

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At September 30, 2023, none of the Funds held open forward foreign currency contracts.

At September 30, 2023, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 2 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, if any, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period, if any, are included in the Statements of Operations.

At September 30, 2023, none of the Funds engaged in forward foreign currency contracts.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. Each Fund may sell shares of when-issued securities. Typically, a Fund sells when-issued securities when a company announces a spin-off or re-organization, and the post spin-off or post reorganization shares begin trading on a when-issued basis prior to the effective date of the corporate action. A sale of a when-issued security is treated as a short sale under the U.S. Generally Accepted Accounting Principles. After the effective date, when shares of the new company are received, any shares sold on a when-issued basis will be delivered to the counterparty. Short sales outstanding, if any, are listed on each Fund's Schedule of Investments.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. At September 30, 2023, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the 1940 Act and has adopted policies and procedures to manage its derivatives risk.

86 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. When-issued securities outstanding, if any, are listed on each Fund's Schedule of Investments.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used purchased options for tax management and as an investment strategy in an effort to increase the Funds' returns during the year ended September 30, 2023. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in each Fund's Statement of Operations. Purchased options outstanding, if any, are listed on each Fund's Schedule of Investments.

Oakmark, Select and Bond used options written for tax management purposes and as an investment strategy in an effort to increase the Funds' returns during the year ended September 30, 2023. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in each Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

For the year ended September 30, 2023, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$71,315	$(218,866)
Select	37,052	(45,560)
Bond	0	(167)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2023.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2023, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

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Oakmark Funds

Notes to Financial Statements (continued)

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At September 30, 2023, all of the Funds held repurchase agreements.

Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents, or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At September 30, 2023, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the year ended September 30, 2023.

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

The annual rates of fees as a percentage of each Fund's net assets were as follows for the year ended September 30, 2023:

Fund	Advisory Fees
Oakmark	0.666% up to $250 million;
0.641% on the next $250 million;
0.621% on the next $4.5 billion;
0.606% on the next $10 billion;
0.576% on the next $5 billion;
0.546% on the next $5 billion;
0.516% on the next $10 billion; and
0.496% over $35 billion
Select	0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion
Global	0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion
Global Select	0.800% up to $250 million; 0.775% on the next $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion
Fund	Advisory Fees
International	0.785% up to $250 million;
0.760% on the next $250 million;
0.740% on the next $4.5 billion;
0.725% on the next $10 billion;
0.710% on the next $20 billion;
0.700% on the next $5 billion;
0.690% on the next $5 billion; and
0.680% over $45 billion
Int'l Small Cap	1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion
Equity and Income	0.580% up to $250 million;
0.555% on the next $250 million;
0.535% on the next $4.5 billion;
0.505% on the next $5 billion;
0.475% on the next $3 billion;
0.445% on the next $3.5 billion;
0.415% on the next $10 billion; and
0.385% over $26.5 billion
Bond	0.39% of net assets

88 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

The Adviser has contractually agreed, through January 27, 2024, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark	1.40%	1.15%	1.10%	0.95%
Select	1.50	1.25	1.20	1.05
Global	1.55	1.30	1.25	1.10
Global Select	1.55	1.30	1.25	1.10
International	1.55	1.30	1.25	1.10
Int'l Small Cap	1.75	1.50	1.45	1.30
Equity and Income	1.25	1.00	0.95	0.80
Bond	0.74	0.54	0.52	0.44

During the year ended September 30, 2023, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Investor	$6
Bond	Advisor	7
Bond	Institutional	15
Bond	R6	520

@  Expenses reimbursed are subject to possible recovery until September 30, 2026.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class's total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of September 30, 2023, the following amounts are subject to recoupment (in thousands).

		Amount & Expiration Date
Fund	Class	09/30/24	09/30/25	09/30/26	Total
Bond	Investor	$—	$4	$6	$10
Bond	Advisor	5	9	7	21
Bond	Institutional	85	17	16	118
Bond	R6	339	498	520	1,357

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay the majority of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee who has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its

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Notes to Financial Statements (continued)

shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended September 30, 2023, remains subject to examination by taxing authorities.

At September 30, 2023, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$14,221,281	$2,987,585	$(266,777)	$2,720,808
Select	4,278,320	1,117,297	(52,050)	1,065,247
Global	971,726	236,695	(25,891)	210,804
Global Select	890,835	201,273	(31,608)	169,665
International	19,104,581	2,255,858	(2,093,243)	162,615
Int'l Small Cap	1,309,549	118,242	(125,768)	(7,526)
Equity and Income	5,392,936	908,903	(279,873)	629,030
Bond	117,188	368	(8,992)	(8,624)

As of September 30, 2023, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized During the Year	Short-Term	Long-Term	Total at Period End
Oakmark	$—	$247,641	$—	$247,641
Select	—	246,782	—	246,782
Global	—	—	—	—
Global Select	—	48,461	3,220	51,681
International	—	1,731,189	1,703,005	3,434,194
Int'l Small Cap	—	—	43,099	43,099
Equity and Income	—	65,625	68,885	134,510
Bond	—	3,104	5,039	8,143

At September 30, 2023, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$136,572	$—	$136,572
Select	17,388	—	17,388
Global	14,689	32,092	46,781
Global Select	6,596	—	6,596
International	400,770	—	400,770
Int'l Small Cap	24,044	—	24,044
Equity and Income	102,982	—	102,982
Bond	78	—	78

During the year ended September 30, 2023, and the year ended September 30, 2022, the tax character of distributions paid was as follows (in thousands):

	Year Ended September 30, 2023		Year Ended September 30, 2022
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$152,008	$—	$168,420	$111,358
Select	18,501	—	8,006	13,395
Global	10,001	—	15,999	119,872
Global Select	5,502	—	24,578	133,136
International	595,239	—	380,922	—
Int'l Small Cap	22,004	7,858	29,001	—
Equity and Income	93,007	—	81,840	545,726
Bond	4,194	—	3,724	383

90 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

On September 30, 2023, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to redemptions in kind and equalization. Permanent differences are recorded in their respective component of the Analysis of Net Assets for the year ended September 30, 2023.

During the year ended September 30, 2023, the following amounts were classified due to permanent differences between book and tax accounting (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$2,559,902	$(2,559,902)
Select	727,101	(727,101)
Global	198,433	(198,433)
Global Select	141,726	(141,726)
International	29,680	(29,680)
Int'l Small Cap	38,522	(38,522)
Equity and Income	684,131	(684,131)
Bond	17	(17)

5.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2023, transactions in investment securities (excluding short-term, in-kind transaction and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$7,859,766	$3,234,813	$553,872	$340,086	$5,313,828	$427,555	$1,898,807	$39,960
Proceeds from sales	2,602,262	1,876,283	331,587	262,987	8,166,021	496,984	1,325,265	34,232

During the year ended September 30, 2023, Oakmark, Select, Global, Global Select, Int'l Small Cap, and Equity and Income had in-kind sales transactions (in thousands) of $5,865,988; $1,673,867; $327,983; $288,270; $147,815; and $1,365,233, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the year ended September 30, 2023, were $777,950 and $50,808, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the year ended September 30, 2023, were $637,036 and $34,731, respectively, for Equity and Income and Bond.

During the year ended September 30, 2023, none of the Funds engaged in purchase transactions with funds that have a common investment advisor. None of the Funds engaged in sale transactions with funds that have a common investment advisor.

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the year ended September 30, 2023. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

7.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

8.  RECENT REGULATORY PRONOUNCEMENT

Effective January 24, 2023, the SEC adopted new rules that require funds to transition to a new shareholder report format known as a Tailored Shareholder Report. A Tailored Shareholder Report will only cover the share class of the fund in which a shareholder is invested. Tailored Shareholder Reports are only intended to be three to four pages in length and will highlight key information. Other, more detailed information, including portfolio of investments and financial statements, will no longer appear in the Tailored Shareholder Report but will be available online, delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. The first Tailored Shareholder Report for the Oakmark Funds will be for the reporting period ended September 30, 2024.

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Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
9/30/23	$93.61	1.20	24.72	25.92	(0.94)	0.00	(0.94)	0.00
9/30/22	$115.48	0.91	(21.04)	(20.13)	(0.62)	(1.12)	(1.74)	0.00
9/30/21	$72.67	0.43	42.53	42.96	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
Advisor Class
9/30/23	$93.72	1.39	24.77	26.16	(1.18)	0.00	(1.18)	0.00
9/30/22	$115.58	1.15	(21.05)	(19.90)	(0.84)	(1.12)	(1.96)	0.00
9/30/21	$72.67	0.61	42.54	43.15	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
Institutional Class
9/30/23	$93.73	1.46	24.73	26.19	(1.20)	0.00	(1.20)	0.00
9/30/22	$115.64	1.16	(21.05)	(19.89)	(0.90)	(1.12)	(2.02)	0.00
9/30/21	$72.72	0.70	42.52	43.22	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
R6 Class
9/30/23	$93.77	1.54	24.71	26.25	(1.25)	0.00	(1.25)	0.00
9/30/22	$115.67	1.25	(21.10)	(19.85)	(0.93)	(1.12)	(2.05)	0.00
9/30/21(b)	$88.42	0.52	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
9/30/23	$47.43	0.25	14.22	14.47	(0.15)	0.00	(0.15)	0.00
9/30/22	$62.27	0.13	(14.79)	(14.66)	(0.03)	(0.15)	(0.18)	0.00
9/30/21	$37.98	(0.03)	24.32	24.29	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
Advisor Class
9/30/23	$47.37	0.31	14.21	14.52	(0.23)	0.00	(0.23)	0.00
9/30/22	$62.21	0.20	(14.78)	(14.58)	(0.11)	(0.15)	(0.26)	0.00
9/30/21	$37.99	0.03	24.31	24.34	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
Institutional Class
9/30/23	$47.43	0.37	14.22	14.59	(0.27)	0.00	(0.27)	0.00
9/30/22	$62.29	0.25	(14.79)	(14.54)	(0.17)	(0.15)	(0.32)	0.00
9/30/21	$38.01	0.09	24.32	24.41	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
R6 Class
9/30/23	$47.45	0.40	14.20	14.60	(0.30)	0.00	(0.30)	0.00
9/30/22	$62.29	0.27	(14.78)	(14.51)	(0.18)	(0.15)	(0.33)	0.00
9/30/21(b)	$47.61	0.08	14.60	14.68	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

92 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
9/30/23	$118.59	27.84%	$7,901.4	1.06%	0.91%	0.91%	52%
9/30/22	$93.61	-17.73%	$6,489.9	0.81%	0.91%	0.89%	65%
9/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
9/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
9/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
Advisor Class
9/30/23	$118.70	28.10%	$2,027.0	1.25%	0.70%	0.70%	52%
9/30/22	$93.72	-17.55%	$2,477.4	1.03%	0.70%	0.68%	65%
9/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
9/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
9/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
Institutional Class
9/30/23	$118.72	28.14%	$4,830.2	1.30%	0.68%	0.68%	52%
9/30/22	$93.73	-17.55%	$3,572.1	1.03%	0.69%	0.67%	65%
9/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
9/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
9/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
R6 Class
9/30/23	$118.77	28.20%	$2,094.8	1.36%	0.63%	0.63%	52%
9/30/22	$93.77	-17.52%	$1,167.2	1.13%	0.65%	0.63%	65%
9/30/21(b)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
9/30/23	$61.75	30.59%	$1,593.9	0.44%	1.00%	1.00%	70%
9/30/22	$47.43	-23.64%	$1,318.0	0.21%	1.00%	0.98%	60%
9/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
9/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
Advisor Class
9/30/23	$61.66	30.77%	$2,657.6	0.56%	0.88%	0.88%	70%
9/30/22	$47.37	-23.55%	$2,146.2	0.34%	0.88%	0.86%	60%
9/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
9/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
9/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
Institutional Class
9/30/23	$61.75	30.90%	$591.6	0.65%	0.78%	0.78%	70%
9/30/22	$47.43	-23.48%	$465.6	0.42%	0.80%	0.78%	60%
9/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
9/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
9/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
R6 Class
9/30/23	$61.75	30.93%	$499.7	0.69%	0.74%	0.74%	70%
9/30/22	$47.45	-23.44%	$295.2	0.47%	0.75%	0.73%	60%
9/30/21(b)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
9/30/23	$24.79	0.41	6.24	6.65	(0.22)	0.00	(0.22)	0.00
9/30/22	$36.53	0.37	(8.90)	(8.53)	(0.34)	(2.87)	(3.21)	0.00
9/30/21	$24.73	0.11	11.74	11.85	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
Advisor Class
9/30/23	$24.80	0.42	6.29	6.71	(0.27)	0.00	(0.27)	0.00
9/30/22	$36.57	0.43	(8.91)	(8.48)	(0.42)	(2.87)	(3.29)	0.00
9/30/21	$24.74	0.18	11.74	11.92	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
Institutional Class
9/30/23	$24.80	0.51	6.21	6.72	(0.28)	0.00	(0.28)	0.00
9/30/22	$36.58	0.44	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21	$24.75	0.18	11.76	11.94	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
R6 Class
9/30/23	$24.80	0.54	6.18	6.72	(0.29)	0.00	(0.29)	0.00
9/30/22	$36.58	0.44	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21(b)	$31.38	0.23	4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
9/30/23	$15.62	0.14	4.18	4.32	(0.06)	0.00	(0.06)	0.00
9/30/22	$24.45	0.26	(6.88)	(6.62)	(0.20)	(2.01)	(2.21)	0.00
9/30/21	$16.86	0.06	7.53	7.59	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
Advisor Class
9/30/23	$15.62	0.16	4.18	4.34	(0.09)	0.00	(0.09)	0.00
9/30/22	$24.44	0.29	(6.86)	(6.57)	(0.24)	(2.01)	(2.25)	0.00
9/30/21	$16.85	0.09	7.52	7.61	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
Institutional Class
9/30/23	$15.63	0.19	4.16	4.35	(0.11)	0.00	(0.11)	0.00
9/30/22	$24.46	0.30	(6.86)	(6.56)	(0.26)	(2.01)	(2.27)	0.00
9/30/21	$16.86	0.11	7.53	7.64	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
R6 Class
9/30/23	$15.64	0.21	4.16	4.37	(0.12)	0.00	(0.12)	0.00
9/30/22	$24.47	0.31	(6.86)	(6.55)	(0.27)	(2.01)	(2.28)	0.00
9/30/21(b)	$20.65	0.15	3.67	3.82	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.
94 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
9/30/23	$31.22	26.88%	$581.0	1.33%	1.13%	1.13%	47%
9/30/22	$24.79	-25.74%	$516.9	1.13%	1.13%	1.11%	58%
9/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
9/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
Advisor Class
9/30/23	$31.24	27.17%	$135.8	1.35%	0.94%	0.94%	47%
9/30/22	$24.80	-25.63%	$152.7	1.32%	0.93%	0.91%	58%
9/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
9/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
9/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
Institutional Class
9/30/23	$31.24	27.21%	$356.4	1.65%	0.90%	0.90%	47%
9/30/22	$24.80	-25.61%	$285.2	1.34%	0.91%	0.89%	58%
9/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
9/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
9/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
R6 Class
9/30/23	$31.23	27.15%	$109.9	1.73%	0.87%	0.87%	47%
9/30/22	$24.80	-25.57%	$68.8	1.37%	0.88%	0.86%	58%
9/30/21(b)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
9/30/23	$19.88	27.70%	$351.3	0.73%	1.14%	1.14%	32%
9/30/22	$15.62	-29.77%	$334.3	1.22%	1.12%	1.10%	46%
9/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
9/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
9/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
Advisor Class
9/30/23	$19.87	27.89%	$136.7	0.86%	0.97%	0.97%	32%
9/30/22	$15.62	-29.63%	$150.4	1.37%	0.95%	0.93%	46%
9/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
9/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
9/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
Institutional Class
9/30/23	$19.87	27.92%	$459.5	1.00%	0.90%	0.90%	32%
9/30/22	$15.63	-29.57%	$416.6	1.44%	0.89%	0.87%	46%
9/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
9/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
9/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
R6 Class
9/30/23	$19.89	28.04%	$113.9	1.09%	0.85%	0.85%	32%
9/30/22	$15.64	-29.54%	$87.0	1.47%	0.84%	0.82%	46%
9/30/21(b)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

Oakmark.com 95

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
9/30/23	$19.27	0.51	6.05	6.56	(0.68)	0.00	(0.68)	0.00
9/30/22	$28.17	0.58	(9.13)	(8.55)	(0.35)	0.00	(0.35)	0.00
9/30/21	$19.91	0.27	8.08	8.35	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
Advisor Class
9/30/23	$19.27	0.53	6.06	6.59	(0.74)	0.00	(0.74)	0.00
9/30/22	$28.15	0.62	(9.12)	(8.50)	(0.38)	0.00	(0.38)	0.00
9/30/21	$19.89	0.27	8.11	8.38	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
Institutional Class
9/30/23	$19.28	0.57	6.04	6.61	(0.76)	0.00	(0.76)	0.00
9/30/22	$28.19	0.64	(9.13)	(8.49)	(0.42)	0.00	(0.42)	0.00
9/30/21	$19.92	0.37	8.04	8.41	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
R6 Class
9/30/23	$19.29	0.58	6.05	6.63	(0.77)	0.00	(0.77)	0.00
9/30/22	$28.20	0.67	(9.15)	(8.48)	(0.43)	0.00	(0.43)	0.00
9/30/21(b)	$25.83	0.38	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
9/30/23	$13.25	0.33	4.55	4.88	(0.22)	(0.09)	(0.31)	0.00
9/30/22	$19.92	0.29	(6.64)	(6.35)	(0.32)	0.00	(0.32)	0.00
9/30/21	$13.67	0.22	6.35	6.57	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(c)
Advisor Class
9/30/23	$13.28	0.35	4.56	4.91	(0.26)	(0.09)	(0.35)	0.00
9/30/22	$19.96	0.34	(6.67)	(6.33)	(0.35)	0.00	(0.35)	0.00
9/30/21	$13.69	0.23	6.38	6.61	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(c)
Institutional Class
9/30/23	$13.24	0.38	4.53	4.91	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.34	(6.64)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21	$13.65	0.26	6.35	6.61	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(c)
R6 Class
9/30/23	$13.24	0.33	4.58	4.91	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.37	(6.67)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21(b)	$16.66	0.25	3.00	3.25	0.00	0.00	0.00	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

96 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
9/30/23	$25.15	34.39%	$5,865.4	2.02%	1.05%	1.05%	27%
9/30/22	$19.27	-30.72%	$5,032.4	2.25%	1.06%	1.04%	35%
9/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
9/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
9/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
Advisor Class
9/30/23	$25.12	34.57%	$2,582.7	2.13%	0.88%	0.88%	27%
9/30/22	$19.27	-30.59%	$2,246.8	2.44%	0.88%	0.86%	35%
9/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
9/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
9/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
Institutional Class
9/30/23	$25.13	34.65%	$8,125.2	2.26%	0.81%	0.81%	27%
9/30/22	$19.28	-30.54%	$7,250.7	2.51%	0.81%	0.79%	35%
9/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
9/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
9/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
R6 Class
9/30/23	$25.15	34.76%	$2,706.0	2.31%	0.75%	0.75%	27%
9/30/22	$19.29	-30.51%	$2,389.0	2.63%	0.77%	0.75%	35%
9/30/21(b)	$28.20	9.18%	$2,997.8	1.62%†	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
9/30/23	$17.82	37.05%	$367.3	1.91%	1.34%	1.34%	32%
9/30/22	$13.25	-32.37%	$306.8	1.67%	1.36%	1.34%	37%
9/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
9/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
Advisor Class
9/30/23	$17.84	37.16%	$163.5	2.02%	1.18%	1.18%	32%
9/30/22	$13.28	-32.24%	$131.8	1.96%	1.18%	1.16%	37%
9/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
9/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
Institutional Class
9/30/23	$17.79	37.30%	$481.6	2.15%	1.10%	1.10%	32%
9/30/22	$13.24	-32.20%	$329.0	1.95%	1.11%	1.09%	37%
9/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
9/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
R6 Class
9/30/23	$17.79	37.34%	$304.9	1.94%	1.07%	1.07%	32%
9/30/22	$13.24	-32.19%	$400.2	2.19%	1.08%	1.06%	37%
9/30/21(b)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

Oakmark.com 97

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:			Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
9/30/23	$27.85	0.66	3.33	3.99	(0.43)	0.00	(0.43)	0.00
9/30/22	$35.94	0.44	(5.63)	(5.19)	(0.29)	(2.61)	(2.90)	0.00
9/30/21	$27.50	0.32	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
Advisor Class
9/30/23	$27.87	0.71	3.36	4.07	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.98	0.53	(5.65)	(5.12)	(0.38)	(2.61)	(2.99)	0.00
9/30/21	$27.51	0.39	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
Institutional Class
9/30/23	$27.87	0.75	3.32	4.07	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.99	0.52	(5.63)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21	$27.52	0.41	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
R6 Class
9/30/23	$27.88	0.79	3.30	4.09	(0.52)	0.00	(0.52)	0.00
9/30/22	$36.00	0.57	(5.68)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21(b)	$30.24	0.49	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Investor Class
9/30/23	$8.60	0.36	(0.20)	0.16	(0.36)	0.00	(0.36)	0.00
9/30/22(c)	$9.89	0.17	(1.29)	(1.12)	(0.17)	0.00	(0.17)	0.00
Advisor Class
9/30/23	$8.61	0.38	(0.21)	0.17	(0.37)	0.00	(0.37)	0.00
9/30/22	$10.35	0.23	(1.55)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.16	0.16	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
9/30/20(d)	$10.00	0.04	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
9/30/23	$8.61	0.39	(0.21)	0.18	(0.38)	0.00	(0.38)	0.00
9/30/22	$10.35	0.24	(1.56)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.17	0.18	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
9/30/20(d)	$10.00	0.04	0.17	0.21	(0.04)	0.00	(0.04)	0.00
R6 Class
9/30/23	$8.61	0.39	(0.21)	0.18	(0.38)	0.00	(0.38)	0.00
9/30/22	$10.35	0.25	(1.56)	(1.31)	(0.24)	(0.19)	(0.43)	0.00
9/30/21(b)	$10.32	0.14	0.04	0.18	(0.15)	0.00	(0.15)	0.00

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced operations on 6/10/2020.

98 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
9/30/23	$31.41	14.40%	$4,213.3	2.13%	0.86%	0.86%	45%
9/30/22	$27.85	-15.84%	$4,194.4	1.34%	0.85%	0.83%	49%
9/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
9/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
9/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
Advisor Class
9/30/23	$31.43	14.70%	$549.0	2.33%	0.61%	0.61%	45%
9/30/22	$27.87	-15.66%	$738.4	1.61%	0.60%	0.58%	49%
9/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
9/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
9/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
Institutional Class
9/30/23	$31.43	14.73%	$1,029.9	2.42%	0.59%	0.59%	45%
9/30/22	$27.87	-15.66%	$911.0	1.59%	0.60%	0.58%	49%
9/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
9/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
9/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
R6 Class
9/30/23	$31.45	14.77%	$232.4	2.54%	0.56%	0.56%	45%
9/30/22	$27.88	-15.63%	$90.9	1.75%	0.56%	0.54%	49%
9/30/21(b)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Waiver/ Reimbursement to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Bond Fund
Investor Class
9/30/23	$8.40	1.78%	$1.1	4.18%	1.33%	(0.59%)	0.74%	75%
9/30/22(c)	$8.60	-11.43%	$1.0	2.76%†	1.64%†	(0.90%)†	0.74%†	97%
Advisor Class
9/30/23	$8.41	2.10%	$0.8	4.31%	1.12%	(0.58%)	0.54%	75%
9/30/22	$8.61	-13.11%	$1.4	2.41%	1.06%	(0.52%)	0.54%	97%
9/30/21	$10.35	3.81%	$2.4	1.59%	0.93%	(0.37%)	0.57%	112%
9/30/20(d)	$10.16	2.04%	$0.6	1.19%†	3.14%†	(2.60%)†	0.54%†	25%
Institutional Class
9/30/23	$8.41	2.00%	$2.6	4.41%	1.08%	(0.56%)	0.52%	75%
9/30/22	$8.61	-13.10%	$3.0	2.50%	1.05%	(0.53%)	0.52%	97%
9/30/21	$10.35	3.88%	$3.3	1.75%	0.89%	(0.43%)	0.46%	112%
9/30/20(d)	$10.17	2.07%	$79.0	1.32%†	2.42%†	(1.98%)†	0.44%†	25%
R6 Class
9/30/23	$8.41	2.08%	$102.8	4.50%	1.02%	(0.58%)	0.44%	75%
9/30/22	$8.61	-13.03%	$81.4	2.57%	1.02%	(0.58%)	0.44%	97%
9/30/21(b)	$10.35	1.74%	$91.3	1.71%†	0.93%†	(0.49%)†	0.44%†	112%

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced operations on 6/10/2020.

Oakmark.com 99

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of
Harris Associates Investment Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Harris Associates Investment Trust comprising the Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, Oakmark Equity and Income Fund, and Oakmark Bond Fund (the "Funds"), including the schedules of investments as of September 30, 2023; the related statements of operations, changes in net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Oakmark Fund, Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, Oakmark International Small Cap Fund, and Oakmark Equity and Income Fund	For the year ended September 30, 2023	For each of the two years ended September 30, 2023	For each of the five years ended September 30, 2023
Oakmark Bond Fund	For the year ended September 30, 2023	For each of the two years ended September 30, 2023	For each of the three years ended September 30, 2023, and for the period June 10, 2020 (commencement of operations) through September 30, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and

100 OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
November 22, 2023

We have served as the auditor of one or more Harris Associates Investment Trust investment companies since 2002.

Oakmark.com 101

Liquidity Risk Management Program Disclosure

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Oakmark Funds (the "Funds") have adopted and implemented a liquidity risk management program (the "Program") designed to assess and manage each Fund's liquidity risk. Pursuant to the Liquidity Rule, liquidity risk is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Board of Trustees (the "Board") of the Funds has designated the Funds' investment adviser, Harris Associates L.P., as the administrator of the Program (the "Program Administrator").

The Program Administrator has established a Liquidity Risk Management Committee to carry out its primary responsibilities under the Program, including (1) classification of the liquidity of each Fund's portfolio investments; (2) assessment, management and periodic review of each Fund's liquidity risk; (3) determination of each Fund's Highly Liquid Investment Minimum ("HLIM"), if applicable, and the response process to shortfalls if a Fund's level of highly liquid investments falls below its HLIM; (4) management of each Fund's liquidity risk by not acquiring an illiquid investment, if immediately after the acquisition, the Fund would have invested more than 15% of such Fund's net assets in illiquid investments; (5) required SEC Reporting via Form N-PORT and Form N-RN (as applicable); (6) performing an annual review and drafting an annual report on the adequacy and effectiveness of the Program to the Board; and (7) recordkeeping. As part of its responsibilities, the Program Administrator has retained a third party service provider ("Service Provider") to perform certain functions, including providing market data and liquidity classification model information.

On April 24, 2023, the Board reviewed the Program Administrator's annual report (the "Report") on the operation of the Program and the adequacy and effectiveness of its implementation for the 12-month period from April 1, 2022 to March 31, 2023 (the "Reporting Period"). The Report included a summary of the operation of the Program, information and factors considered by the Program Administrator in assessing whether the Program was adequately and effectively implemented, and the Program Administrator's evaluation of the sufficiency of services provided by the Service Provider. The Report concluded that during the Period, the Funds' Program operated adequately and effectively, even during periods of stressed market conditions, and was adequately and effectively implemented. There were no material changes to the Program during the Reporting Period.

102 OAKMARK FUNDS

Federal Tax Information

(Unaudited)

The below information is reported in regards to distributions paid by the Funds during the fiscal year ended September 30, 2023. For Funds other than Bond, note that these amounts have been previously reported to shareholders on the 2022 Form 1099-DIV. For Bond, amounts below include distributions paid in both calendar year 2022 and 2023.

The following percentages of income dividend paid by the Funds qualify for the dividend received deduction available to corporations and are hereby designated as qualified dividend income:

Fund	Qualified Dividend Income	Dividend Received Deduction
Oakmark	100%	100%
Select	100%	100%
Global	100%	46.1%
Global Select	100%	93.1%
International	100%	0%
Int'l Small Cap	100%	0%
Equity & Income	78.8%	63.3%
Bond	3.3%	3.3%

The following Funds met the requirements of Section 853 of the Code and elected to pass through to its shareholders credit for foreign taxes paid. The percentage of income distributed by the Funds from sources within foreign countries and possessions of the United States and the amounts of taxes paid to such countries was as follows:

Fund	Foreign Source Income	Foreign Taxes Paid
Global	100%	$2,068,628
International	100%	73,067,143
Int'l Small Cap	100%	4,132,434

The Funds intend to distribute the income and gains earned during the year ended September 30, 2023 prior to December 31, 2023. The amount and character of the distributions will be reported on the 2023 Form 1099-DIV. In addition, the amounts will be made available on the Fund's website and will be included in the Shareholder Tax Guide that is mailed to shareholders shortly after calendar year end.

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit www.oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, Oakmark International Small Cap, and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of investments. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invest in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Oakmark.com 103

Disclosures and Endnotes (continued)

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds may be subject to prepayment and extension risk, which may shorten or lengthen the duration of the Funds' investments. The Funds may also be subject to credit risk, which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid and difficult to value.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  Graham, Benjamin and Dodd, David L., Security Analysis. Whittlesey House, McGraw-Hill Book Co. 1934.

3.  Fama, Eugene F., and Kenneth R. French. "The cross-section of expected stock returns." The Journal of Finance 47, no. 2 (1992): 427-465.

4.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

6.  The Lipper Large-Cap Value Funds Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

7.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

8.  Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged and investors cannot invest directly in this index.

9.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

10.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

11.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  The EV/EBITDA ratio is a comparison of Enterprise Value and Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization, which is a measure of operating income.

18.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

20.  EBITA refers to Earnings before the deduction of expenses for Interest, Taxes and Amortization, which is a measure of operating income.

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Disclosures and Endnotes (continued)

21.  EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

22.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

23.  The Bloomberg U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

24.  The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

25.  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this index.

Oakmark.com 105

Trustees and Officers

The board of trustees has overall responsibility for the operations of Harris Associates Investment Trust ("Trust") and its series. Each trustee serves until the election and qualification of his or her successor or until he or she sooner retires, dies, or is removed or disqualified. The retirement age for trustees is 75.

The president, any vice president, treasurer and secretary serve until the election and qualification of his or her successor or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years, and other directorships held by the trustees are shown below.

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at September 30, 2023	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Kristi L. Rowsell, 57*	Trustee	2010	Retired since 2021; Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") from 2010 to 2021.	Member, Board of Governors, Investment Company Institute; Independent Director, State Street Global Advisors (SSGA) SPDR ETF Trusts (Active Trust, Index Shares, Series Trust)
Rana J. Wright, 45*	Trustee, Principal Executive Officer, and President	2021

Chief Administrative Officer for HAI, HALP and HASLP since 2021; General Counsel and Secretary of HAI and HALP since 2018; General Counsel, Anti-Money Laundering Officer and Secretary of HASLP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.

				Member, Board of Governors, Investment Adviser Association

Trustees Who Are Not Interested Persons of the Trust

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Thomas H. Hayden, 72	Trustee and Chair of the Board	Trustee since 1995; Chair of the Board since 2021	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law Program, Northwestern University School of Law.	None
Hugh T. Hurley, III, 59	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	Independent Trustee, HSBC Funds (registered mutual funds); Member, Governing Council, Independent Directors Council
Patricia Louie, 68	Trustee	2018

Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009 to 2014.

				Member, Governing Council, Independent Directors Council; Member, FINRA National Adjudicatory Council
Christine M. Maki, 62	Trustee	1995	Retired since May 2022; Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company from 2008 to 2022 (global provider of integrated communication services).	None

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Trustees and Officers (continued)

Name and Age†	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Other Directorships Held by Trustee
Laurence C. Morse, Ph.D., 72	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)
Mindy M. Posoff, 67	Trustee	2016

Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.

Vice Chair Emeritus, 100 Women in Finance; National Council of Advisers Member, Springboard Enterprises; Impact Advisory Committee Member, Apollo Global Management Inc.; Advisory Member, Women of the World Investment Committee; Director, Mutual Fund Directors Forum

Steven S. Rogers, 66	Trustee	2006

Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School from 2012 to 2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.

				None

Other Officers of the Trust

Name, Address† and Age at September 30, 2023	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 42	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager, HALP since 2020; Analyst, HALP, since 2018; Portfolio Manager, KVK Credit Opportunity Fund LP, prior thereto
Joseph J. Allessie, 58	Vice President, Secretary and Chief Legal Officer	2021

Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto

Robert F. Bierig, 45	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Select Fund)	2022	Vice President, HALP since 2021; Portfolio Manager and Analyst, HALP since 2012
Anthony P. Coniaris,^ 46	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Chairman, HAI and HALP; Portfolio Manager, HALP
Rick J. Dercks, 37	Vice President and Assistant Treasurer	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Alexander E. Fitch, 35	Vice President and Portfolio Manager (Oakmark Select Fund and Oakmark Equity and Income Fund)	2022	Vice President and Director of U.S. Research, HAI and HALP since 2021; Associate Director of U.S. Research, HALP from 2019 to 2021; Analyst, HALP from 2013 to 2019
Kathleen O. Gerdes, 52	Vice President	2021	Managing Director, Marketing & Client Relations, HALP

Oakmark.com 107

Trustees and Officers (continued)

Name, Address† and Age at September 30, 2023	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Justin D. Hance, 39	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Director of International Research, HALP
David G. Herro, 62	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 53	Vice President and Portfolio Manager (Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 52	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020

Senior Director, Operations, HALP from 2019 to 2020; Director, Operations, HALP from 2017 to 2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018

Christopher W. Keller, 57	Vice President	2015	President, HAI, HALP, and HASLP since 2021; Chief Operating Officer, HALP and HASLP, prior thereto
Eric Liu, 44	Vice President and Portfolio Manager (Oakmark Global Select Fund and Oakmark International Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 47	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HALP from 2016 to 2021; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 43	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor,^ 70	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Michael J. Neary, 55	Vice President	2009	Client Portfolio Manager, HALP
Michael A. Nicolas, 43	Vice President and Portfolio Manager (Oakmark Fund and Oakmark Equity and Income Fund)	2019	Portfolio Manager, HALP since 2019; Analyst, HALP
William C. Nygren,^ 65	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 40	Vice President	2019	Assistant Controller, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018
John A. Sitarz, 33	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark Global Select Fund)	2022	Portfolio Manager, HALP since 2022; Analyst, HALP since 2018; Research Associate, HALP from 2015 to 2017
Zachary D. Weber, 49	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP; Principal Financial Officer and Principal Operations Officer, HASLP

108 OAKMARK FUNDS

Trustees and Officers (continued)

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

*  Indicates a trustee who is an " interested person" of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

^  Mr. Coniaris will cease his portfolio management responsibilities for the Oakmark Select Fund as of December 31, 2023. Mr. McGregor will cease his portfolio management responsibilities for the Oakmark Equity and Income Fund and Oakmark Global Fund and will no longer be a Vice President of HAI and HALP as of December 31, 2023. Mr. Nygren will cease his portfolio management responsibilities for the Oakmark Global Select Fund as of December 31, 2023.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser and the Funds' distributor, respectively.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

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To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

112 OAKMARK FUNDS

Oakmark.com

ANN (11/23)

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Treasurer.

(b)	No disclosures are required by Item 2(b).

(c)	During the period covered by the report, there were no material amendments made to the Code.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e)	Not applicable.

(f)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019). Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Item 3(b) of Form N-CSR: Thomas H. Hayden, Hugh T. Hurley, III, Christine M. Maki, Mindy M. Posoff, and Steven S. Rogers. Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022
Audit Fees[1]	$317,108	$301,200
Audit-Related Fees[2]	$0	$0
Tax Fees[3]	$127,500	$127,500
All Other Fees[4]	$63,055	$87,519

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

1        “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2        “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

3        “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, specifically distribution consultation.

4        “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2023 and September 30, 2022 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $63,055 and $87,519, respectively. These non-audit services provided to the Registrant by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(a)(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	November 22, 2023

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	November 22, 2023